As filed with the U.S. Securities and Exchange Commission on May 25, 2016

File Nos. 811-22378

333-164298

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 46	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 51	☒

(Check appropriate box or boxes)

DOUBLELINE FUNDS TRUST

(Exact name of Registrant as Specified in Charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of Principal Executive Offices)

(213) 633-8200

(Registrant’s Telephone Number, including Area Code)

Ronald R. Redell

President

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for Service)

With copies to:

Timothy W. Diggins, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

As soon as practicable after this Registration Statement is declared effective.

(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box)

☐	Immediately upon filing pursuant to Rule 485(b).
☐	on (date) pursuant to Rule 485(b).
☐	on (date) pursuant to Rule 485(a)(1).
☒	60 days after filing pursuant to Rule 485(a)(1).
☐	75 days after filing pursuant to Rule 485(a)(2).
☐	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

Post-Effective Amendment No. 46 to the Registration Statement of DoubleLine Funds Trust (the “Trust”) is being filed for DoubleLine Strategic Commodity Fund, and relates only to this series. Information contained in the Registrant’s Registration Statement relating to any other series of the Trust is neither amended nor superseded hereby.

DoubleLine Funds

Prospectus

[                    ], 2016

DoubleLine Strategic Commodity Fund

- Class  I  Shares — DBCMX

- Class N Shares — DLCMX

Share Classes

This Prospectus tells you about the Class I and Class N shares of the DoubleLine Strategic Commodity Fund (the “Fund”), a series of DoubleLine Funds Trust (the “Trust”).

Please read this document carefully before investing, and keep it for future reference.

The Securities and Exchange Commission, the Commodity Futures Trading Commission, and any state securities commission have not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund Summary

DoubleLine Strategic Commodity Fund

Investment Objective

The Fund’s investment objective is to seek long-term total return.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Share Class	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of shares redeemed within 90 days of purchase)	None	None
Fee for Redemption by Wire	$15	$15
Exchange Fee	None	None
Account Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Class I		Class N
Management Fees	0.90%		0.90%
Distribution and/or Service (12b-1) Fees	None		0.25%
Other Expenses (includes sub-transfer agent accounting or administrative services expenses)[1]	[ ]%		[ ]%
Acquired Fund Fees and Expenses[1,2]	[ ]%		[ ]%
Total Annual Fund Operating Expenses	[ ]%		[ ]%
Fee Waiver and/or Expense Reimbursement[3]	([ ]%	)	([ ]%	)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	[ ]%		[ ]%

[1]	Based on estimated amounts for the current fiscal year.

[2]	‘‘Acquired Fund Fees and Expenses’’ are expenses indirectly incurred by the Fund as a result of its investments in one or more underlying funds, including exchange-traded funds and money market funds.

[3]

DoubleLine Commodity LP (the “Adviser”) has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed [    ]% for Class I shares and [    ]% for Class N shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. These expense limitations are expected to apply until at least [                        ], except that they may be terminated by the Board of Trustees at any time. To the extent that the Adviser waives its investment advisory fee and/or reimburses the Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitation in place at the time such amounts were waived or reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Fund’s expense limitation for the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class I	Class N
1 Year	$[ ]	$[ ]
3 Years	$[ ]	$[ ]

Portfolio Turnover

The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

The Fund normally seeks to generate long term total return through long and short exposures to commodity-related investments. The Fund expects to gain commodity-related investment exposure primarily through derivatives contracts, securities, or other instruments that provide a return tied to a commodities index, a basket of commodities, or a single commodity. The Fund uses investment leverage to achieve commodity exposures and expects to have, under normal circumstances, investment exposure to commodities in an amount up to the value of the Fund’s total assets.

The Adviser may use a variety of commodity-related investment strategies in pursuing the Fund’s investment objective, including the following principal approaches:

-

Long Basket or Index-Related Exposure. The Adviser may create one or more long commodity-related positions in the Fund’s portfolio, representing what the Adviser considers from time to time to be efficient, broad-based exposure to a number of commodities. For example, the Adviser may identify one or more baskets or indexes of commodities, which will typically be administered and maintained by a third party, although the Adviser may provide recommendations to the basket or index sponsor during the construction of the basket or index or from time to time thereafter as to the exposures to be reflected in the basket or index. In pursuit of this strategy, the Adviser will normally attempt to replicate within the Fund’s portfolio the commodity exposures of the basket or index. These basket- or index-based exposures will typically comprise at least 50% of the Fund’s commodity exposures, and may constitute as much as 100% of the Fund’s commodity exposures. The Adviser, in its discretion, may add or replace the baskets or indexes, or may determine to implement the Fund’s investment program without relying on any baskets or indexes. In the latter case, the adviser would rely principally on the investment techniques described under “Tactical Commodity Exposure,” below. As of May 25, 2016, the Adviser has licensed the right to use the Morgan Stanley BFMCISM (described below) (the “Morgan Stanley Index”) in implementing the Fund’s principal investment strategies.

-	Tactical Commodity Exposure. The Adviser may seek to generate additional returns or modify the Fund’s broad-based commodities exposure by taking long and/or short positions in individual commodities or in other baskets of commodities or commodity indexes. These investments may be made in commodities that are not represented in the basket or index of commodities through which the Fund may be obtaining broad-based commodities exposures. The Adviser will determine whether to take such positions based on the Adviser’s quantitative models as well as the Adviser’s views of changing market, economic and political factors, market fundamentals, macroeconomic trends, and global or local events. The Adviser may also seek to pursue “market neutral” returns by creating roughly equal “long” and “short” exposures on different commodities of any kind. The Fund’s tactical commodity exposure will be actively managed, and the allocation of the Fund’s assets to various commodities will change over time, sometimes rapidly.

The Fund may also employ commodity roll-timing strategies. “Rolling” derivative-related exposure is the process by which the holder of a particular derivative instrument or other instrument providing investment exposure (such as a futures contract) will sell or close out the instrument on or before the termination or expiration date and simultaneously purchase or enter into a new instrument with identical terms except for a later termination date. “Roll-timing” is a process by which the Fund may seek to add incremental return through the timing of its commodity roll activities. For example, if the structure of an index reflects the effect of derivative “rolls” in the markets, the Fund might attempt to time its own roll activities to gain a pricing advantage over the pricing reflected in the index. The Adviser may consider the historical “backwardation” of commodity-related futures contracts in constructing the Fund’s portfolio and as part of any roll-timing strategies it uses. (Backwardation can occur when a futures contract calling for delivery of a commodity in the future has a lower value than the current “spot” or market price of the commodity. The value of such a futures contract may have the potential to appreciate to the value of the spot price as the contract approaches expiration, although there can be no assurance that it will.)

If the Fund obtains its commodities exposures through futures contracts and other derivatives not requiring significant investments of the Fund’s cash, the Fund would have free cash available to invest in other assets. The Fund currently expects that those other investments will comprise principally fixed-income investments. See “Fixed Income Investments,” below. It is possible that the Fund might lose money on both its commodity exposures and on its fixed-income investments.

The Morgan Stanley Index. The Morgan Stanley Index is expected to track the performance of futures contracts on eleven commodities, selected by Morgan Stanley Capital Group Inc. (the “Morgan Stanley Index Sponsor”), a direct, wholly-owned subsidiary of Morgan Stanley, based on (i) the contracts’ historical backwardation relative to other commodity-related futures contracts and (ii) the contracts’ historical liquidity. (Backwardation refers to a potential market structure where a longer dated futures contract has a lower value than the spot price for the contract’s reference commodity. The longer dated futures contract of a backwardated commodity has the potential to appreciate to the value of the spot price of the reference commodity as the contract approaches expiration.) Of the commodities represented in the Morgan Stanley Index, currently five are in the energy sector, two are in the industrial metals sector, and four are in the agricultural sector or livestock sector. As of the date of its initial constitution, the Morgan Stanley Index’s exposure will be weighted approximately one third to each of the energy sector, the industrial metals sector, and the agricultural and livestock sectors. The Morgan Stanley Index’s actual exposure to futures contracts and sectors will change throughout the year based on changes in the market values of the futures contracts. The Morgan Stanley Index Sponsor also may alter the commodities that comprise the Morgan Stanley Index or the parameters that determine the futures contracts that comprise the Morgan Stanley Index.

The Adviser may substitute another commodities-related index for the Morgan Stanley Index at any time and without notice or work with another index sponsor to create a custom commodities-related index.

There is no limit on the amount of the Fund’s exposures to any one or more specific commodities or sectors, and the Fund may at times have significant exposure to a single commodity or a limited number of commodities. The Fund may invest without limit in investments tied to any one or more foreign countries, including emerging market countries, and investments denominated in foreign currencies.

The Adviser may seek to effect the Fund’s commodity-related investment strategies by investing in a variety of instruments, such as total and excess return swaps, futures contracts, options on futures, forward contracts, exchange traded products, including exchange traded funds and exchange traded notes, structured notes, common or preferred stocks of subsidiaries of the Fund that invest directly or indirectly in commodities, and other investments intended to provide long or short exposure to one or more commodities.

The Fund expects that many of the instruments in which it will invest will involve leverage. When the Fund utilizes leverage, small changes in the values of the underlying commodity prices may result in significant changes in the values of the Fund’s investments, and the Fund can lose significantly more than the amount it invests in an instrument, or the margin it supplies to its counterparty on the instrument.

Fixed Income Investments. The Fund will normally create its commodities exposures using derivatives and other instruments that allow the Fund to achieve those exposures without significant payments of cash. As a result, the Fund expects to have available to it cash assets to invest in securities or other instruments. The Fund may invest directly in debt instruments; alternatively, the Adviser may choose to invest all or a portion of the Fund’s assets in one or more DoubleLine fixed income funds. Debt instruments in which the Fund may invest, may include, by way of example, (i) securities or other income-producing instruments issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored corporations (including inflation-protected securities); (ii) other investment companies; or (iii) short-term investments, such as commercial paper, repurchase agreements and money market funds.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described in this Prospectus by investing in other investment funds. The Fund may invest in other investment companies, including, for example, other open-end or closed-end investment companies, ETFs, and domestic or foreign private investment vehicles, including investment companies sponsored or managed by the Adviser or its related parties. The Fund may from time to time invest in one or more subsidiary private investment vehicles organized outside the United States that invest directly or indirectly in commodities and commodity-related investments or in derivatives transactions relating to commodities where the Adviser determines that it may benefit the Fund if the subsidiary invests in those transactions. The amount of the Fund’s investment in certain investment companies or investment pools may be limited by law or by tax considerations.

The Fund may make any investment or use any investment strategy consistent with applicable law. The Fund may engage in short sales, either to earn additional return or to hedge existing investments. The Fund may enter into derivatives transactions of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. These instruments include, among others, options, futures contracts, forward currency contracts, swap agreements and similar instruments. The Fund may use derivatives transactions with the purpose or effect of creating investment leverage. Although the Fund reserves the right to invest in derivatives of any kind, it currently expects that it may use the following types of derivatives: futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total and excess return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, commodities, securities, currencies, or other indicators of value. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund’s SAI.

There is no limit on the amount of the Fund’s assets that may be allocated to one or more commodities, specific asset classes or market sectors. The Fund may invest without limit in obligations of issuers in any country or group of countries, including emerging market countries. The amount of the Fund’s investment in a particular asset class, or the types of investments it may make in a particular asset class, may be limited by tax considerations or limitations imposed by applicable law.

The Adviser may engage in active and frequent trading of the Fund’s portfolio investments. To the extent that it does so, the Fund may incur greater transaction costs and may make greater distributions of income and gains, which will be taxable to shareholders who do not hold their shares through a tax-advantaged or tax-deferred account. Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Portfolio investments may be sold at any time. By way of example, sales may occur when the Fund’s portfolio manager determines to take advantage of what the portfolio manager considers to be a better investment opportunity, when the portfolio manager believes the portfolio investments no longer represent relatively attractive investment opportunities, when the portfolio manager perceives deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio manager’s sell target.

Principal Risks

Since the Fund will hold investments with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

affiliated fund risk: the risk that, due to its own financial interest or other business considerations, the Adviser may have an incentive to invest a portion of the Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, or may have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Adviser may have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

•

asset allocation risk: the risk that the Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors and/or underlying funds and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•	cash position risk: to the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•

commodities risk: the risk that the value of the Fund’s shares may be affected by changes in the values of the Fund’s investment exposures to commodities or commodity-related instruments, which may be extremely volatile and difficult to value. The value of commodities and commodity-related instruments may be affected by market movements, commodity index volatility, changes in interest rates, or factors affecting a particular sector, industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The Fund may at times have significant exposure to particular sectors through its commodities-related investments, including, without limitation, the energy, industrial metals, and agricultural and livestock sectors and may be exposed to greater risk associated with events affecting those sectors.

•

counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain limitations for U.S. federal income tax purposes, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

¡	credit risk: the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the

Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

¡

extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

¡

interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as inverse floaters and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

•	derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•

emerging market country risk: the risk that investing in emerging markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, thinner trading markets, different clearing and settlement procedures and custodial services, and less developed legal systems than in many more developed countries.

•

exchange-traded note risk: the risk that the level of the particular market benchmark or strategy to which the note’s return is linked will fall in value; exchange-traded notes are subject to the credit risk of the issuer.

•

focused investment risk: a fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political or regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the Fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

•	foreign investing risk: the risk that the Fund’s investments will be affected by political, regulatory, and economic risks not present in domestic investments. If the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate or restrict foreign exchange transactions. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

•

index risk: the risk that the portion of the Fund invested in instruments tied to an index or basket of commodities may not match or may underperform the return of the index or basket for a number of reasons, including, for example, (i) the performance of derivatives related to an index or basket in which the Fund invests may not correlate with the performance of the index or basket and will be reduced by transaction costs or other aspects of the transaction’s pricing; (ii) the Fund may not be able to find counterparties willing to enter into derivative instruments whose returns are based on the return of the index or basket, or the Fund may be unable to find parties who are willing to enter into transactions at an acceptable cost or level of risk to the Fund; and (iii) errors may arise in carrying out an index’s methodology, or an index provider may incorrectly report information concerning the index. There can be no guarantee that any index, including the Morgan Stanley Index, will be maintained indefinitely or that the Fund will be able to continue to utilize a specific index to implement the Fund’s principal investment strategies indefinitely.

Although the Adviser has licensed the right to use the Morgan Stanley Index as part of implementing the Fund’s principal investment strategies, there can be no assurance that the Morgan Stanley Index Sponsor will maintain it indefinitely, that the Fund will use the Morgan Stanley Index to implement its principal investment strategies, or that other circumstances will not prevent the Fund from obtaining cost-effective synthetic investment exposure to the Morgan Stanley Index. In those or similar conditions, the Adviser may, in its sole discretion and without advance notice to shareholders, license or select another index or basket of commodities to use in implementing the Fund’s principal investment strategies. There can be no assurance that any substitute index or basket so selected will be similar to the Morgan Stanley Index or will perform in a manner similar to the Morgan Stanley Index. Unavailability of the Morgan Stanley Index could affect adversely the ability of the Fund to achieve its investment objective.

The Morgan Stanley Index consists of futures contracts that were selected, in part, on the basis of their historical backwardation in relation to the spot price for the underlying commodity. Any investment exposure tied or related to the Morgan Stanley Index is subject to, among other things, the risk that the historical behavior of the futures contracts comprising the Morgan Stanley Index may not continue as expected and that the prices of the futures contracts held by the Fund may depreciate as they approach their expiration dates.

•

investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any ETFs, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.

•

large shareholder risk: the risk that certain account holders, including funds or accounts over which the Adviser (or related parties of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by the Adviser (or related parties of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•

leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•

limited operating history risk: the risk that a newly formed fund has no or a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•

liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing derivative positions. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

•

market risk: the risk that the markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

•

non-diversification risk: the risk that, because a relatively higher percentage of the Fund’s assets may be invested in a limited number of issuers or commodities, the Fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund investing in a broader range of issuers or commodities. A decline in the market value of one of the Fund’s investments may affect the Fund’s value more than if the Fund were a diversified fund.

•

portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio manager’s choice of investments.

•

portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•

securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio manager’s choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

•	short position risk: the risk that an increase in the value of an instrument with respect to which the Fund has established a short position will result in a loss to the Fund.

•

structured products and structured notes risk: the risk that an investment in a structured product may decline in value due to changes in the underlying instruments on which the product is based. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations.

•

tax risk: in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”), the Fund must meet requirements regarding, among other things, the source of its income. Certain investments in commodity-linked derivatives do not give rise to qualifying income for this purpose, and it is possible that certain investments in other commodity-linked instruments, ETFs and other investment pools will not give rise to qualifying income. Any income the Fund derives from investments in instruments that do not generate qualifying income must be limited to a maximum of 10% of the Fund’s annual gross income. If the Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If the Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

•

U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

Please see “Additional Information About Principal Investment Strategies and Principal Risks — Principal Risks” for a more detailed description of the risks of investing in the Fund.

Performance

Because the Fund commenced operations on May 18, 2015, total return information is not yet available for a full calendar year. Financial information for the Fund from May 18, 2015 through March 31, 2016 is available in the Fund’s annual report, copies of which, together with updated information on the Fund’s investment results, may be obtained at no charge by calling 877-DLine11 (877-354-6311) or by visiting the Fund’s website at www.doublelinefunds.com. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Investment Adviser

DoubleLine Commodity LP is the investment adviser to the Fund.

Portfolio Manager

The following portfolio manager is primarily responsible for the management of the Fund:

Name	Experience with the Fund	Primary Title with the Investment Adviser
Jeffrey J. Sherman	Since the Fund’s inception in 2015	Portfolio Manager

Purchase and Sale of Shares

You may purchase or redeem shares on any business day when the New York Stock Exchange (“NYSE”) opens for regular trading by written request via mail (DoubleLine Funds Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 877-DLine11 (877-354-6311), or through authorized dealers, brokers, or other service providers (“financial intermediaries”). Telephone transactions will be permitted unless you decline this privilege on your initial purchase application. The minimum initial and subsequent investment amounts for different types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Minimum Initial Investment:		Subsequent Investment:
	Regular Accounts	IRAs	All Accounts and Automatic Investment Plans
Class I Shares	$100,000	$5,000	$100
Class N Shares	$2,000	$500	$100

The minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. Certain financial intermediaries also may have their own investment minimums, which may differ from the Fund’s minimums, and may be waived at the intermediaries’ discretion. The Fund reserves the right to change or waive the minimum initial and subsequent investment amounts without prior notice or to waive the minimum investment amounts for certain intermediaries or individual investors in its discretion.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. If you invest through such tax-advantaged arrangements, you may be taxed later upon withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser, and the Fund’s distributor or any of their affiliates or related parties may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your individual salesperson or visit your financial intermediary’s website for more information.

Additional Information About

Principal Investment Strategies and Principal Risks

Investment Objective

The Fund’s investment objective is to seek long term total return. The Fund’s investment objective is non-fundamental, which means the Fund may change its investment objective without shareholder approval or prior notice.

Principal Investment Strategies

The Fund normally seeks to generate long term total return through long and short exposures to commodity-related investments. The Fund expects to gain commodity-related investment exposure primarily through derivatives contracts, securities, or other instruments that provide a return tied to a commodities index, a basket of commodities, or a single commodity. The Fund uses investment leverage to achieve commodity exposures and expects to have, under normal circumstances, investment exposure to commodities in an amount up to the value of the Fund’s total assets.

The Adviser may use a variety of commodity-related investment strategies in pursuing the Fund’s investment objective, including the following principal approaches:

-

Long Basket or Index-Related Exposure. The Adviser may create one or more long commodity-related positions in the Fund’s portfolio, representing what the Adviser considers from time to time to be efficient, broad-based exposure to a number of commodities. For example, the Adviser may identify one or more baskets or indexes of commodities, which will typically be administered and maintained by a third party, although the Adviser may provide recommendations to the basket or index sponsor during the construction of the basket or index or from time to time thereafter as to the exposures to be reflected in the basket or index. In pursuit of this strategy, the Adviser will normally attempt to replicate within the Fund’s portfolio the commodity exposures of the basket or index. These basket- or index-based exposures will typically comprise at least 50% of the Fund’s commodity exposures, and may constitute as much as 100% of the Fund’s commodity exposures. The Adviser, in its discretion, may add or replace the baskets or indexes, or may determine to implement the Fund’s investment program without relying on any baskets or indexes. In the latter case, the adviser would rely principally on the investment techniques described under “Tactical Commodity Exposure,” below. As of May 25, 2016, the Adviser has licensed the right to use the Morgan Stanley BFMCISM (described below) (the “Morgan Stanley Index”) in implementing the Fund’s principal investment strategies.

-	Tactical Commodity Exposure. The Adviser may seek to generate additional returns or modify the Fund’s broad-based commodities exposure by taking long and/or short positions in individual commodities or in other baskets of commodities or commodity indexes. These investments may be made in commodities that are not represented in the basket or index of commodities through which the Fund may be obtaining broad-based commodities exposures. The Adviser will determine whether to take such positions based on the Adviser’s quantitative models as well as the Adviser’s views of changing market, economic and political factors, market fundamentals, macroeconomic trends, and global or local events. The Adviser may also seek to pursue “market neutral” returns by creating roughly equal “long” and “short” exposures on different commodities of any kind. The Fund’s tactical commodity exposure will be actively managed, and the allocation of the Fund’s assets to various commodities will change over time, sometimes rapidly.

The Fund may also employ commodity roll-timing strategies. “Rolling” derivative-related exposure is the process by which the holder of a particular derivative instrument or other instrument providing investment exposure (such as a futures contract) will sell or close out the instrument on or before the termination or expiration date and simultaneously purchase or enter into a new instrument with identical terms except for a later termination date. “Roll-timing” is a process by which the Fund may seek to add incremental return through the timing of its commodity roll activities. For example, if the structure of an index reflects the effect of derivative rolls in the markets, the Fund might attempt to time its own roll activities to gain a pricing advantage over the pricing reflected in the index. The Adviser may consider the historical “backwardation” of commodity-related futures contracts in constructing the Fund’s portfolio and as part of any roll-timing strategies it uses. (Backwardation can occur when a futures contract calling for delivery of a commodity in the future has a lower value than the current “spot” or market price of the commodity. The value of such a futures contract may have the potential to appreciate to the value of the spot price as the contract approaches expiration, although there can be no assurance that it will.)

If the Fund obtains its commodities exposures through futures contracts and other derivatives not requiring significant investments of the Fund’s cash, the Fund would have free cash available to invest in other assets. The Fund currently expects that those other investments will comprise principally fixed-income investments. See “Fixed Income Investments,” below. It is possible that the Fund might lose money on both its commodity exposures and on its fixed-income investments.

The Morgan Stanley Index. The Morgan Stanley Index is expected to track the performance of futures contracts on eleven commodities, selected by the Morgan Stanley Index Sponsor based on (i) the contracts’ historical backwardation relative to other commodity-related futures contracts and (ii) the contracts’ historical liquidity. (Backwardation refers to a potential market structure where a longer dated futures contract has a lower value than the spot price for the contract’s reference commodity. The longer dated futures contract of a backwardated commodity has the potential to appreciate to the value of the spot price of the reference commodity as the contract approaches expiration.) Of the commodities represented in the Morgan Stanley Index, currently five are in the energy sector, two are in the industrial metals sector, and four are in the agricultural sector or livestock sector. As of the date of its initial constitution, the Morgan Stanley Index’s exposure will be weighted approximately one third to each of the energy sector, the industrial metals sector, and the agricultural and livestock sectors. The Morgan Stanley Index’s actual exposure to futures contracts and sectors will change throughout the year based on changes in the market values of the futures contracts. The Morgan Stanley Index Sponsor also may alter the commodities that comprise the Morgan Stanley Index or the parameters that determine the futures contracts that comprise the Morgan Stanley Index.

The Adviser may substitute another commodities-related index for the Morgan Stanley Index at any time and without notice or work with another index sponsor to create a custom commodities-related index.

There is no limit on the amount of the Fund’s exposures to any one or more specific commodities or sectors, and the Fund may at times have significant exposure to a single commodity or a limited number of commodities. The Fund may invest without limit in investments tied to any one or more foreign countries, including emerging market countries, and investments denominated in foreign currencies.

The Adviser may seek to effect the Fund’s commodity-related investment strategies by investing in a variety of instruments, such as total and excess return swaps, futures contracts, options on futures, forward contracts, exchange traded products, including exchange traded funds and exchange traded notes, structured notes, common or preferred stocks of subsidiaries of the Fund that invest directly or indirectly in commodities, and other investments intended to provide long or short exposure to one or more commodities.

The Fund expects that many of the instruments in which it will invest will involve leverage. When the Fund utilizes leverage, small changes in the values of the underlying commodity prices may result in significant changes in the values of the Fund’s investments, and the Fund can lose significantly more than the amount it invests in an instrument, or the margin it supplies to its counterparty on the instrument.

Fixed Income Investments. The Fund will normally create its commodities exposures using derivatives and other instruments that allow the Fund to achieve those exposures without significant payments of cash. As a result, the Fund expects to have available to it cash assets to invest in securities or other instruments. The Fund may invest directly in debt instruments; alternatively, the Adviser may choose to invest all or a portion of the Fund’s assets in one or more DoubleLine fixed income funds. Debt instruments in which the Fund may invest, may include, by way of example, (i) securities or other income-producing instruments issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored corporations (including inflation-protected securities); (ii) other investment companies; or (iii) short-term investments, such as commercial paper, repurchase agreements and money market funds. The Adviser will normally seek to construct the fixed-income portion of the investment portfolio for the Fund with a dollar-weighted average effective duration of three years or less.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described in this Prospectus by investing in other investment funds. The Fund may invest in other investment companies, including, for example, other open-end or closed-end investment companies, ETFs, and domestic or foreign private investment vehicles, including investment companies sponsored or managed by the Adviser or its related parties. The Fund may from time to time invest in one or more subsidiary private investment vehicles organized outside the United States that invest directly or indirectly in commodities and commodity-related investments or in derivatives transactions relating to commodities where the Adviser determines that it may benefit the Fund if the subsidiary invests in those transactions. The investment objective and strategies of any subsidiary the Fund invests in will be substantially similar or identical to those of the Fund, except that the subsidiary will not ordinarily expect to have significant cash assets available to invest in securities or other instruments other than commodity-related investments. The amount of the Fund’s investment in certain investment companies or investment pools may be limited by law or by tax considerations.

The Fund may make any investment or use any investment strategy consistent with applicable law. The Fund may engage in short sales, either to earn additional return or to hedge existing investments. The Fund may enter into derivatives transactions of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. These instruments include, among others, options, futures contracts, forward currency contracts, swap agreements and similar instruments. The Fund may use derivatives transactions with the purpose or effect of creating investment leverage. Although the Fund reserves the right to invest in derivatives of any kind, it currently expects that it may use the following types of derivatives: futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total and excess return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, commodities, securities, currencies, or other indicators of value. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund’s SAI.

The Fund may invest in other investment companies or private investment vehicles managed by the Adviser or related parties of the Adviser, including other DoubleLine Funds, to the extent permitted by applicable law. Investing in such vehicles involves potential conflicts of interest. For example, the Adviser or its related parties may receive fees based on the amount of assets invested in such other investment vehicles, which fees may be higher than the fees the Adviser receives for managing the Fund. Investment by the Fund in those other vehicles may be beneficial in the management of those other vehicles, by helping to achieve economies of scale or enhancing cash flows. The Adviser may have an incentive to delay selling or redeeming the Fund’s investment in an affiliated vehicle in order to minimize any adverse effect on that other vehicle. This and other factors may give the Adviser an economic or other incentive to make or retain an investment for the Fund in an affiliated investment vehicle in lieu of other investments that may also be appropriate for the Fund. To reduce this potential conflict of interest, the Adviser has agreed to reduce its advisory fee to the extent of advisory fees paid to the Adviser or its related parties by other investment vehicles in respect of assets of the Fund invested in those vehicles.

There is no limit on the amount of the Fund’s assets that may be allocated to one or more commodities, specific asset classes or market sectors. The Fund may invest without limit in obligations of issuers in any country or group of countries, including emerging market countries. The amount of the Fund’s investment in a particular asset class, or the types of investments it may make in a particular asset class, may be limited by tax considerations or limitations imposed by applicable law.

Temporary Defensive Strategies. At times, the Adviser may judge that market conditions may make pursuing the Fund’s investment strategies inconsistent with the best interests of its shareholders. The Adviser then may temporarily use alternative strategies that are mainly designed to limit the Fund’s losses. In implementing these strategies, the Fund may invest primarily in, among other things, U.S. Government and agency obligations, cash or money market instruments (including, to the extent permitted by law or applicable exemptive relief, money market funds), or any other securities the Adviser considers consistent with such defensive strategies. During this period, the Fund may not achieve its investment objective.

The Adviser may engage in active and frequent trading of the Fund’s portfolio investments. To the extent that it does so, the Fund may incur greater transaction costs and may make greater distributions of income and gains, which will be taxable to shareholders who do not hold their shares through a tax-advantaged or tax-deferred account. Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Portfolio investments may be sold at any time. By way of example, sales may occur when the Fund’s portfolio manager determines to take advantage of what the portfolio manager considers to be a better investment opportunity, when the portfolio manager believes the portfolio investments no longer represent relatively attractive investment opportunities, when the portfolio manager perceives deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio manager’s sell target.

Although a portion of the Fund’s assets may be invested in instruments the performance of which is based on an index, the Fund’s overall portfolio is not designed to replicate the performance of any index. The Fund’s performance will deviate, potentially significantly, from the performance of any index used by the Fund.

Principal Risks. It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its NAV, yield and total return, are (in alphabetical order) the following:

•	Affiliated Fund Risk
•	Asset Allocation Risk
•	Cash Position Risk
•	Commodities Risk
•	Counterparty Risk
•	Debt Securities Risks
•	Derivatives Risk
•	Emerging Market Country Risk
•	Exchange-Traded Note Risk
•	Focused Investment Risk
•	Foreign Investing Risk
•	Index Risk
•	Investment Company and Exchange-Traded Fund Risk
•	Large Shareholder Risk
•	Leveraging Risk
•	Limited Operating History Risk
•	Liquidity Risk
•	Market Risk
•	Non-Diversification Risk
•	Portfolio Management Risk
•	Portfolio Turnover Risk
•	Price Volatility Risk
•	Securities or Sector Selection Risk
•	Short Position Risk
•	Structured Products and Structured Notes Risk
•	Tax Risk
•	U.S. Government Securities Risk

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment may earn for you — and the more you can lose.

Since the Fund will hold investments with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. When you sell your shares of the Fund, they could be worth more or less than what you paid for them.

The Fund is affected by changes in the economy, in portfolio securities and in the various markets for financial instruments. There is also the possibility that investment decisions the Adviser makes with respect to the investments of the Fund will not accomplish what they were designed to achieve or that the investments will have disappointing performance.

Your investment in the Fund may be subject (in varying degrees) to the following risks discussed below. The Fund may be more susceptible to some of the risks than others.

Affiliated Fund Risk

Investing in other investment companies or private investment vehicles sponsored or managed by the Adviser or related parties of the Adviser, including other series of the Trust and DoubleLine Equity Funds (each, a “DoubleLine Fund” and, collectively, the “DoubleLine Funds”), involves potential conflicts of interest. For example, the Adviser or its related parties may receive fees based on the amount of assets invested in such other investment vehicles, which fees may be higher than the fees the Adviser receives for managing the Fund. Investment by the Fund in those other vehicles may be beneficial in the management of those other vehicles, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, the Adviser may have an incentive to invest a portion of the Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, or may have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Adviser may have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

Asset Allocation Risk

The Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among the asset classes, sectors and/or underlying funds in which it invests. It is possible that the Adviser will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions. To the extent that the Fund invests a significant portion of its assets in a single or limited number of asset classes, sectors, underlying funds, or investments, it will be particularly sensitive to the risks associated with the asset classes, sectors, funds, or investments in which it invests.

Cash Position Risk

The Fund may hold any portion of its assets in cash, cash equivalents, or other short-term investments at any time or for an extended time. The Adviser will determine the amount of the Fund’s assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. To the extent that the Fund holds assets in cash or is otherwise uninvested, the Fund’s ability to meet its objective may be limited.

Commodities Risk

The Fund expects to have direct or indirect exposure to global commodity markets and particular commodities, and the value of the Fund’s shares may be affected by changes in the values of the Fund’s investment exposures to commodities or commodity-related instruments. That value of such investments may be extremely volatile and difficult to value. The values of commodities and commodity-related instruments may be affected by a wide range of factors, including changes in overall market movements, speculative activity of other investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, economic or other sanctions, international regulatory, political, and economic developments (for example, regime changes and changes in economic activity levels), environmental issues or regulation, and developments affecting a particular sector, industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs and international economic, political and regulatory developments. The Fund may at times have significant exposure to particular sectors through its commodities-related investments, including, without limitation, the energy, industrial metals, and agricultural and livestock sectors and may be exposed to greater risk associated with events affecting those sectors. Certain commodities may also originate from or be produced in countries or regions that are experiencing or may experience social and political unrest and may be subject to risks associated with economic, social or political developments in those countries or regions.

The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil-importing nations. The Fund may be impacted by the volume of natural gas, oil or other energy commodities available for transporting, processing or distribution, and a significant increase or decrease in the production of energy commodities could impact the value of the Fund’s commodity-related investments within the energy sector. The Fund’s investments in commodities-related investments in the energy sector may also be affected by declines or increases in the demand for crude oil, natural gas, refined petroleum products or other energy commodities. Supply and demand for energy commodities may be impacted by a number of factors, including general market conditions, increases in the values of the underlying commodities, taxes or other regulatory or legislative actions, and consumer sentiment.

The industrial metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks, international agencies, or other large market participants and investment speculation and fluctuations in industrial and commercial supply and demand. Investments in commodities-related investments in the industrial metals sector may also be affected by extraction, storage and production costs and by changes in supply and demand for certain metals.

The agricultural and livestock sector may be particularly impacted by weather conditions, such as drought, flood, or other natural disasters, seasonal demand and availability of products, competition from substitute products, transportation bottlenecks or shortages, and fluctuations in supply and demand. The agricultural and livestock sector may also be regulated by environmental, health and safety laws and regulations and may be impacted by other political or regulatory developments.

Commodity-related investments are often offered by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate. There can be no assurance that the values of investments in commodities will not fluctuate in a manner that is highly correlated with the values of traditional equity or debt securities, especially during adverse economic conditions, and at certain times the price movements of commodity-related investments have been highly correlated to those of debt or equity securities.

The Fund may from time to time invest in one or more subsidiaries organized outside the United States that invest directly or indirectly in, among other things, commodities or commodity-related investments. The Fund’s investment in any one subsidiary (or in two or more subsidiaries that are engaged in the same, similar or a related trade or business) is generally limited to 25% of the Fund’s total assets, and the value of such an investment may be adversely affected by the risks associated with delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations of commodities or commodity-related investments as well as by custody and transaction costs associated with a subsidiary’s investment in commodities or commodity-related investments. Investing in commodity-related investments through a subsidiary does not reduce the risks associated with investing in such investments. Any such subsidiary will not be registered under the 1940 Act, and will not be subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund.

The Fund may also directly or indirectly use commodity-related derivatives. The value of these derivatives may fluctuate more than the relevant underlying commodity, commodities or commodity index, particularly if the instruments involve leverage. The prices of energy, industrial metals, precious metals, agriculture, livestock and other commodity-related investments may fluctuate widely due to factors such as changes in value, supply and demand and governmental intervention or regulatory policies.

No active trading market may exist for certain commodity-related investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodity-related investments.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or insolvent or otherwise fails or is unwilling to perform its obligations to the Fund due to financial difficulties or for other reasons, the Fund may experience significant losses or delays in obtaining any recovery (including recovery of any collateral the counterparty has provided to the Fund in respect of the counterparty’s obligations to the Fund or that a fund has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. The Fund anticipates that it may have to provide or may hold at various times significant amounts of collateral with respect to a single counterparty. In addition, in the event of the bankruptcy or insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If a fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will likely be treated as a general creditor of such counterparty, and may not have any claim with respect to any underlying security or asset. A fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by U.S. financial reform legislation. Subject to certain limitations for U.S. federal income tax purposes, the Fund is not subject to any limit with respect to the number or the value of transactions they can enter into with a single counterparty.

To the extent that a fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased levels of counterparty risk. The Fund anticipates that, at least initially, it will gain exposure to a basket or index of commodities and other commodities through one or more swap transactions entered into by it with a single counterparty. If that counterparty is unwilling or unable to make the investments related to such basket or index of commodities available at any time or to perform its obligations to the Fund as the Fund’s swap counterparty, the Fund, the Fund’s performance, and the Fund’s ability to achieve its investment objective would be affected adversely.

Debt Securities Risks

Debt securities are subject to various risks including, among others, credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument.

Credit risk: refers to the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. Financial strength and solvency of an issuer are the primary factors influencing credit risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security, other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over time, and securities which are rated by ratings agencies may be subject to downgrade, which may have an indirect impact on the market price of securities. Ratings are only opinions of the agencies issuing them as to the likelihood of re-payment. They are not guarantees as to quality and they do not reflect market risk. If an issuer or counterparty fails to pay interest or otherwise fails to meet its obligations to the Fund, the Fund’s income might be reduced and the value of the investment might fall, and if an issuer or counterparty fails to pay principal, the value of the investment might fall and the Fund could lose the amount of its investment.

Extension risk: refers to the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Interest rate risk: refers to the risk that the values of debt instruments held by the Fund will change in response to changes in interest rates. In general, the value of a fixed-income instrument with positive duration will generally decline if interest rates increase, whereas the value of an instrument with negative duration will generally decline if interest rates decrease. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to increases in interest rates than a similar instrument with a shorter duration. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument’s price to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Derivatives Risk

The Fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by the Adviser.

The Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. In the event the counterparty to a derivative instrument becomes insolvent, the Fund potentially could lose all or a large portion of its investment in the derivative instrument. Derivatives transactions can create investment leverage and may be highly volatile, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may affect the amount, the timing and the character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

The Fund may use derivatives to create investment leverage, and the Fund’s use of derivatives may otherwise cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments declines. Since many derivatives involve leverage, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

When the Fund enters into a derivatives transaction as a substitute for or alternative to a direct cash investment, the Fund is exposed to the risk that the derivative transaction may not provide a return that corresponds precisely with that of the underlying investment. When the Fund uses a derivative for hedging purposes, it is possible that the derivative will not in fact provide the anticipated protection, and the Fund could lose money on both the derivative transaction and the exposure the Fund sought to hedge. Because most derivatives involve contractual arrangements with a counterparty, no assurance can be given that a particular type of derivative contract can be completed or terminated when desired by the Adviser. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Certain derivatives may create a risk of loss greater than the amount invested.

Emerging Market Country Risk

Investing in emerging market countries involves substantial risk due to limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

Political and economic structures in many emerging market countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

The securities markets of emerging market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. and other developed nations. The limited size of many securities markets in emerging market countries and limited trading volume in issuers compared to the volume in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities. In addition, emerging market countries’ exchanges and broker-dealers may generally be subject to less regulation than their counterparts in developed countries. Brokerage commissions and dealer mark-ups, custodial expenses and other transaction costs are generally higher in emerging market countries than in developed countries. As a result, funds that invest in emerging market countries have operating expenses that are higher than funds investing in other securities markets.

Emerging market countries may have different clearance and settlement procedures than in the U.S., and in certain markets there may be times when settlements fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some emerging market countries, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Some emerging market countries have a greater degree of economic, political and social instability than the U.S. and other developed countries. Such social, political and economic instability could disrupt the financial markets in which the Fund invests and adversely affect the value of its investment portfolio.

Currencies of emerging market countries have sometimes experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. A devaluation of the currency in which portfolio securities are denominated will negatively impact the value of those securities. Emerging market countries have and may in the future impose capital controls, foreign currency controls and repatriation controls. In addition, some currency hedging techniques may be unavailable in emerging market countries, and the currencies of emerging market countries may experience greater volatility in exchange rates as compared to those of developed countries.

The Fund may invest in commodities or commodity-related investments that are found in or exported from emerging market countries or the values of which are affected significantly by economic or other conditions in emerging market countries.

Exchange-Traded Note Risk

Exchange-traded notes (“ETNs”) are securities whose returns are linked to the performance of a particular market benchmark, strategy, or reference asset minus applicable fees. ETNs may be traded on an exchange (for example, the NYSE). At maturity, the issuer is obligated to pay to the investor cash equal to the principal amount, subject to adjustment based on changes to a market benchmark, strategy, or reference asset factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating or a decline in its creditworthiness, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply, and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in an ETN, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be times when an ETN trades at a premium or discount to its market benchmark, strategy, or reference asset.

Focused Investment Risk

A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such fund is more susceptible to any single economic, market, political, regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the Fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

To the extent the Fund invests in a limited number of issuers or commodities, it is particularly exposed to adverse developments affecting those issuers or commodities, and a decline in the market value of a particular security or commodity held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers. In addition, the limited number of issuers or commodities in which the Fund invests may provide the Fund exposure to substantially the same market, industry, sector, group of industries or sectors, country, region, group of countries, or asset class, which may increase the risk of loss as a result of focusing the Fund’s investments, as discussed above.

Foreign Investing Risk

Investments in foreign securities or in issuers with significant exposure to foreign markets may involve greater risks than investments in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing, and financial reporting standards. In addition, there may be limited information generally regarding factors affecting a particular foreign market, issuer, or security.

Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the United States and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading and custody practices abroad may offer less protection to investors such as the Fund. Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of the Fund’s portfolio.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates or by unfavorable currency regulations imposed by foreign governments.

Index Risk

There can be no assurance that any portion of the Fund invested to achieve the performance of an index or basket of commodities will achieve performance closely matching the index or basket of commodities. The return on any such investments may not match or may underperform the return of an index or basket and it may deviate significantly from the return of the index or basket for a number of reasons, including, for example, (i) the performance of derivatives related to an index or basket in which the Fund invests may not correlate with the performance of the index or basket and will be reduced by transaction costs or other aspects of the transaction’s pricing; (ii) certain indexed securities may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the index, which could result in increased risks associated with leverage (see “Leveraging Risk” below); (iii) the Fund may not be able to find counterparties willing to enter into derivative instruments whose returns are based on the return of an index or basket or find parties who are willing to do so at an acceptable cost or level of risk to the Fund; and (iv) errors may arise in carrying out an index’s methodology, or an index provider may incorrectly report information concerning the index. In addition, the Fund incurs a number of operating and investing expenses not applicable to an index or basket of commodities that will reduce the Fund’s returns. Those costs may be significant and may cause the Fund’s performance to deviate significantly from an index’s or basket’s performance.

Because an index may not be widely used and information regarding its components may not generally be known to industry participants, it may be more difficult for the Fund to find willing counterparties to engage in total or excess return swaps or other derivative instruments based on the return of the index. To facilitate the Fund’s ability to gain exposure to the Morgan Stanley Index, the Morgan Stanley Index Sponsor, or an affiliate, may

(i) execute derivatives transactions referencing the Morgan Stanley Index with the Fund’s swap counterparties or (ii) license to third parties the right to use the Morgan Stanley Index in derivatives transactions with others, including the Fund. Because the Morgan Stanley Index is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement, especially if the Morgan Stanley Index Sponsor fails to license the right to use the Morgan Stanley Index. The Fund may only be able to enter into swap agreements whose returns are based on the return of the Morgan Stanley Index, or a modified version of the Morgan Stanley Index, with the Morgan Stanley Index Sponsor or a related person of the Morgan Stanley Index Sponsor. If any such swap agreements are not available for any reason, the Fund may have to invest in other derivative instruments, “baskets” of commodities, or individual commodities in an attempt to achieve broad-based exposure to commodities.

The Fund expects to remain invested in derivatives related to an index (or basket of commodities), including, potentially the Morgan Stanley Index, even when the index (or basket of commodities) is declining in value or when the Adviser believes the values of its components may be overvalued.

With respect to any portion of the Fund invested by the Adviser to earn a return that tracks closely an index’s performance, the Adviser does not typically expect to use techniques or defensive strategies designed to lessen the effects of volatility in the value of the index or to reduce the impact of periods when the value of the index declines. Accordingly, a decline in the value of an index in which the Fund is invested, including, potentially, the Morgan Stanley Index, should be expected to reduce the overall total return of the Fund, potentially in an amount that exceeds the return, if any, earned on the Fund’s portfolio of debt securities. Also, the Fund’s performance could be lower than other types of funds that may actively shift all of their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more commodities.

An index or basket of commodities may consist of futures contracts that are selected, in part, on the basis of their historical backwardation in relation to the spot price for the underlying commodity. The Fund is subject to the risk that the historical behavior of the futures contracts comprising the Morgan Stanley Index, or those comprising a basket or a different index of commodities selected by the Adviser, may not continue as expected and that the prices of the futures contracts held by the Fund may depreciate as they approach their expiration dates.

While index sponsors generally provide descriptions of what an index is designed to achieve, index providers do not generally provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indexes, and do not guarantee that the published indexes will be in line with their described index methodologies. Neither the Morgan Stanley Index Sponsor nor the Adviser provides any similar warranty, guarantee or acceptance of liability with respect to the Morgan Stanley Index or the data used. Errors in respect of the quality, accuracy and completeness of index data may occur from time to time and may not be identified and corrected for a period of time. In addition, errors may arise in carrying out an index’s methodology, or an index provider may incorrectly report information concerning the index. These risks may be particularly prevalent where an index is less commonly used, as is the case with the Morgan Stanley Index. For example, during a period where an index contains incorrect constituents or when an index provider reports incorrect information regarding an index’s constituents, the Fund may have market exposure to investments that it would not have selected and/or may have underexposure to the constituents to which it sought exposure. As such, errors may potentially result in a negative or positive performance impact to the Fund and the shareholders, and may prevent the Fund from achieving its investment objective. Further, apart from scheduled rebalances, index providers may carry out additional ad hoc rebalances to their indexes in order, for example, to correct an error in the selection of index constituents or to alter the index parameters, such as modifying the commodities that comprise the index. Where an index selected by the Adviser is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with the index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and, by extension, its shareholders. Therefore, errors and additional ad hoc rebalances carried out by an index provider may increase the costs and market exposure risk of the Fund.

Although the Adviser has licensed the right to use the Morgan Stanley Index as part of implementing the Fund’s principal investment strategies, there can be no assurance that the Morgan Stanley Index Sponsor will maintain it indefinitely, that the Fund will use the Morgan Stanley Index to implement its principal investment strategies, or that other circumstances will not prevent the Fund from obtaining cost-effective synthetic investment exposure to the Morgan Stanley Index. In those or similar conditions, the Adviser may, in its sole discretion and without advance notice to shareholders, license or select another index or basket of commodities to use in implementing the Fund’s principal investment strategies. In such a case it is expected that the Fund would seek to use derivatives, or a combination of derivatives and direct investments, to earn a return that tracks closely the performance of the selected index or basket of commodities. There can be no assurance that any selected index or basket will be similar to the Morgan Stanley Index or will perform in a manner similar to the Morgan Stanley Index. Unavailability of the Morgan Stanley Index could affect adversely the ability of the Fund to achieve its investment objective.

The Fund expects to gain exposure to commodities through investments in one or more wholly-owned subsidiaries. The manner in and extent to which the Fund gains exposure to commodities, including through investments related to an index or basket of commodities may be limited by the Fund’s intention to qualify for treatment as a regulated investment company for U.S. federal income tax purposes and may bear on the Fund’s ability to so qualify.

Investment Company and Exchange-Traded Fund Risk

Investments in open-end and closed-end investment companies, and other pooled investment vehicles, including any ETFs, involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. The Fund must pay its pro rata portion of an investment company’s or ETF’s fees and expenses, which may include performance fees that could be substantial (such as certain non-registered investment companies that may charge up to 20% or more of the gains on the Fund’s investments). An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. Shares of a closed-end investment company or ETF may expose the Fund to risks associated with leverage and may trade at a premium or discount to the NAV of the closed-end fund’s or the ETF’s portfolio securities depending on a variety of factors, including market supply and demand. Due to its own financial interest or other business considerations, the Adviser may choose to invest a portion of the Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, or may choose to invest in such investment companies over investment companies sponsored or managed by others. Applicable law may limit the Fund’s ability to invest in other investment companies.

Large Shareholder Risk

Certain account holders, including funds or accounts over which the Adviser (or a related party of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions made by the Adviser (or a related party of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs and/or lead to the liquidation of the Fund. Such transactions also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any).

Leveraging Risk

Certain transactions, including, for example, when-issued, delayed-delivery, and forward commitment purchases, inverse floaters, loans of portfolio securities, repurchase agreements (or reverse repurchase agreements), and the use of some derivatives, can result in leverage. In addition, the Fund may achieve investment leverage by borrowing money. Leverage generally has the effect of increasing the amounts of loss or gain the Fund might realize, and creates the likelihood of greater volatility of the value of the Fund’s investments. In transactions involving leverage, a relatively small market movement or change in other underlying indicator can lead to significantly larger losses to the Fund. There is risk of loss in excess of invested capital.

The Fund intends to use leverage in seeking to achieve its investment objective. The Fund may use leverage to obtain investment exposure to a basket or index of commodities and to other commodities. However, the Fund may lose money on investments intended to achieve performance similar to a basket or index of commodities and, at the same time, may lose money on its investments in other commodities and debt instruments. The types of derivative instruments the Fund may use to obtain leverage will require the Fund to make payments to its counterparties from time to time and may adversely affect the Fund’s ability to manage the portion of the Fund invested in debt securities. It may also require the Fund to liquidate its debt instrument holdings at disadvantageous times and prices.

Limited Operating History Risk

The Fund is a newly formed fund and has no or a limited operating history for investors to evaluate. The Fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If the Fund fails to achieve sufficient scale, it may be liquidated.

Liquidity Risk

Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that the Fund’s investments may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold or closed out, the Fund may have to sell at a lower price than the price at which the Fund is carrying the investments or may not be able to sell the investments at all, each of which would have a negative effect on the Fund’s performance. It is possible that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment or that the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV. In addition, if the Fund sells investments with extended settlement times, the settlement proceeds from the sales may not be available to meet the Fund’s redemption obligations for a substantial period of time. If another fund or investment pool in which the Fund invests is not publicly offered or there is no public market for its shares or accepts investments subject to certain legal restrictions, such as lock-up periods implemented by private funds, the Fund may be prohibited by the terms of its investment from selling or redeeming its shares in the fund or pool, or may not be able to find a buyer for those shares at an acceptable price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions (e.g., if interest rates rise or fall significantly, if there is significant inflation or deflation, increased selling of debt securities generally across other funds, pools and accounts, changes in investor perception, or changes in government intervention in the financial markets) independent of any specific adverse changes in the conditions of a particular issuer. In such cases, shares of the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or the Fund may be unable to achieve its desired level of exposure to a certain issuer or sector. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

Bond markets have consistently grown over the past three decades while the growth of capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Market Risk

Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest. Returns from the securities in which the Fund invests may underperform returns from the various general securities markets. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when they would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

The United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Steps by those regulators, including, for example, steps to curtail or taper such activities, could have a material adverse effect on prices for the Fund’s portfolio of investments and on the management of the Fund. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Fund or the Adviser is regulated. Such legislation, regulation, or other government action could limit or preclude the Fund’s ability to achieve its investment objective and affect the Fund’s performance.

Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in or with assets in such countries.

The Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund’s principal investment strategies to strive to meet the Fund’s investment objectives under all types of market conditions, including unfavorable market conditions.

Non-Diversification Risk

The Fund is non-diversified and may invest its assets in a smaller number of issuers or commodities than may a diversified mutual fund. The Fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund investing in a broader range of issuers or commodities. A decline in the market value of one of the Fund’s investments may affect the Fund’s value more than if the Fund were a diversified fund.

Portfolio Management Risk

Portfolio management risk is the risk that an investment strategy may fail to produce the intended results. There can be no assurance that the Fund will achieve its investment objective. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes, sectors, securities, or other investments may prove to be incorrect and may not anticipate actual market movements or the impact of economic conditions generally. No matter how well a portfolio manager evaluates market conditions, the investments the portfolio manager chooses may fail to produce the intended result, and you could lose money on your investment in the Fund.

Portfolio Turnover Risk

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as portfolio turnover. Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxable to shareholders at ordinary income rates). Such costs are not reflected in the Fund’s Total Annual Fund Operating Expenses set forth under “Fees and Expenses” but do have the effect of reducing the Fund’s investment return. The Fund and its shareholders will also share in the costs and tax effects of portfolio turnover in any underlying funds in which the Fund invests.

Price Volatility Risk

The value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down. Different parts of the market and different types of securities can react differently to political or economic or other developments. Issuer, political or economic developments can affect a single issuer, multiple issuers within an industry or economic sector or geographic region or market as a whole. Prices of some securities tend to be more volatile in the short-term. The fewer the number of issuers in which the Fund invests, the greater the potential volatility of the Fund’s portfolio.

Securities or Sector Selection Risk

The risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio manager’s choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

Short Position Risk

The Fund may borrow an instrument from a broker or other institution and sell it to establish a short position in the instrument. The Fund may also enter into a derivative transaction in order to establish a short position with respect to a reference asset. The Fund may make a profit or incur a loss depending upon whether the market price of the instrument or the value of the position decreases or increases between the date the Fund established the short position and the date on which the Fund must replace the borrowed instrument or otherwise close out the transaction. An increase in the value of an instrument with respect to which the Fund has established a short position will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. The loss to the Fund from a short position is potentially unlimited.

Structured Products and Structured Notes Risk

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. The Fund generally has the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses.

Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Structured products include, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity.

Tax Risk

In order to qualify as a regulated investment company under the Code, the Fund must meet requirements including regarding the source of its income. (See “Taxes” below for a more detailed discussion.) Income from certain commodity-linked instruments and from direct investments in commodities does not constitute income that meets the qualification requirements for a regulated investment company under the Code (“qualifying income”). The tax treatment of certain other commodity-linked instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income. Generally, any income the Fund derives from investments in instruments that do not generate qualifying income including commodity-linked swaps and certain other commodity-linked derivatives must be limited to a maximum of 10% of the Fund’s annual gross income. Certain ETFs and other investment pools in which the Fund may invest might not generate qualifying income, and it may be difficult for the Fund to determine in advance the amount of non-qualifying income that would be generated by such investments. The Fund generally intends to gain exposure to commodities through direct investments that it believes give rise to qualifying income or indirectly through its investment in a subsidiary in a manner that gives rise to qualifying income. The Fund must limit its investment in a subsidiary to no more than 25% of the Fund’s total assets as of the end of quarter of the Fund’s taxable year in order to meet an asset diversification requirement applicable to regulated investment companies.

If the Fund were to earn non-qualifying income in excess of 10% of its annual gross income or were to otherwise fail to appropriately limit its commodity-related investments (including its investment in a subsidiary), it could fail to qualify as a regulated investment company for that year, unless it is eligible to and does pay a tax at the Fund level. If the Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

U.S. Government Securities Risk

Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.

The events surrounding the U.S. federal government debt ceiling and any resulting agreement could adversely affect the Fund’s ability to achieve its investment objectives. On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. The downgrade by S&P and other future downgrades could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Fund and the Fund itself. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

Temporary Defensive Strategies

At times, the Fund’s portfolio manager may judge that market conditions may make pursuing the Fund’s investment strategies inconsistent with the best interests of its shareholders. The Adviser then may, but is not required to, temporarily use alternative strategies that are mainly designed to limit the Fund’s losses. In implementing these strategies, the Fund may invest primarily in, among other things, U.S. Government and agency obligations, fixed or floating rate investments, derivative instruments, cash or money market instruments (including, money market funds), or any other securities the portfolio manager considers consistent with such defensive strategies or deemed consistent with the then existing market conditions. By way of example, the Fund may hold a higher than normal proportion of its assets in cash in times of extreme market stress. During such periods, the Fund may not achieve its investment objective.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. Currently, disclosure of the Fund’s portfolio holdings is required by law to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to shareholders and in the quarterly holdings report on Form N-Q. The SAI and Form N-Q are available, free of charge, on the EDGAR database on the Securities and Exchange Commission’s (the “SEC’s”) website at www.sec.gov.

Management of the Fund

Investment Adviser

The investment adviser for the Fund is DoubleLine Commodity LP, headquartered at 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser has been investment adviser to the Fund since the inception of the Fund. The Adviser manages the investment portfolio and business affairs of the Fund under an Investment Management Agreement with the Trust.

The Adviser was founded in 2015. The Adviser had approximately $[        ] of assets under management as of [            ]. DoubleLine Capital LP, an entity related to DoubleLine Commodity LP, had approximately $[        ] of assets under management as of [            ]..

Portfolio Manager

The following individual serves as portfolio manager and is primarily responsible for the day-to-day management of the Fund’s portfolio as indicated below. Please see the SAI for additional information about other accounts managed by the portfolio manager, the portfolio manager’s compensation and the portfolio manager’s ownership of shares of the Fund.

Portfolio Manager	Length of Service with the Fund	Business Experience During the Past Five Years
Jeffrey J. Sherman	Since inception	Mr. Sherman has been a Portfolio Manager of DoubleLine Capital since September 2010.

Advisory Agreement

The Trust and the Adviser have entered into an Investment Management Agreement (the “Advisory Agreement”), under the terms of which the Trust has employed the Adviser to manage the investment of the assets of the Fund, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Trust’s business affairs, subject to the oversight of the Board of Trustees.

Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it, a fee at the following annual rate:

Fund	Annual Management Fee (As a Percentage of the Fund’s Average Daily Net Asset Value)
DoubleLine Strategic Commodity Fund	0.90%

The Adviser has agreed to waive its investment advisory fee and to reimburse other ordinary operating expenses of the Fund to the extent necessary to limit the ordinary operating expenses to an amount not to exceed 1.10% for Class I shares and 1.35% for Class N shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. These expense limitations are expected to apply until at least May 13, 2017 and may only be terminated sooner by vote of the Fund’s Board of Trustees at any time.

Fees waived or expenses reimbursed by the Adviser may be recouped from the Fund in the three fiscal years following the fiscal year in which the fees were waived or expenses reimbursed. Any such waiver or reimbursement is subject to the review of the Board of Trustees and may not cause the Fund’s ordinary operating expenses to exceed the Fund’s expense limitation that was in place when the fees were waived or expenses reimbursed. Further information about fees recouped and fees subject to potential recoupment may be found in the SAI.

If the Fund invests in other DoubleLine Funds, the Adviser will waive its advisory fee in an amount equal to the advisory fees paid to the Adviser by other DoubleLine Funds in respect of Fund assets so invested.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement with respect to the Fund is contained in the Fund’s report to shareholders for the period ending September 30, 2015.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties under the Advisory Agreement, the Adviser, including its officers, directors, and partners, shall not be subject to any liability to the Trust or the Fund, or to any shareholder, officer, director, partner, or Trustee thereof, for any act or omission in the course of, or connected with, rendering services under the Advisory Agreement.

The Adviser has entered into a license agreement with the Morgan Stanley Index Sponsor that permits, among other things, the Adviser to use the Morgan Stanley Index in managing the Fund’s portfolio and to enter into derivative transactions tied or related to the Morgan Stanley Index. Pursuant to the license agreement, the Adviser (and not the Fund) has agreed to pay the Morgan Stanley Index Sponsor a license fee based on the Fund’s average daily net assets.

Additional Information

The Trustees of the Trust oversee generally the operations of the Fund and the Trust. The Trust enters into contractual arrangements with various parties, including among others the Fund’s investment adviser, custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements and are not intended third party (or other form of) beneficiaries of those contractual arrangements. The Trust’s and the Fund’s contractual arrangements are not intended to create any shareholder rights to enforce such contracts directly against the service providers or to seek any remedy under those contracts directly against the service providers.

This prospectus has been designed to meet the regulatory purpose of providing information concerning the Trust and the Fund that you should consider carefully in determining whether to purchase shares of the Fund. Neither this prospectus, the related statement of additional information, nor the Fund’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Fund and any shareholder, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Share Class Features

Types of Shares Available

Class I and Class N shares are offered in this Prospectus. You should consider carefully and consult your financial intermediary regarding whether you may be eligible to purchase any of these share classes. Expenses vary among the classes. Class I shares are available directly from the Fund or through certain financial intermediaries. Class N shares are only available through certain financial intermediaries. You should consider carefully, and ask your financial intermediary about, the amount of any 12b-1 fee that will apply to your investment in the Fund and whether you would pay a lower 12b-1 fee if you were to purchase shares of another share class or if you were to purchase shares of the Fund through a different platform or intermediary.

Expenses

There are two types of expenses related to mutual funds: expenses you pay directly (called a sales load) and expenses that are deducted from fund assets.

Expenses You Pay Directly. Neither Class I nor Class N shares have sales loads.

Expenses You Pay Through the Fund. The costs of managing and administering the Fund are spread among shareholders of each class of shares. These operating costs cover such things as investment management, distribution (“Rule 12b-1 fees”) and shareholder servicing, custody, auditing, administrative and transfer agency expenses, and fees and expenses of Trustees.

Choosing a Share Class

The different share classes have different expense structures and eligibility requirements. You should choose the cost structure that best meets your needs and for which you are eligible. You should consider that all or a portion of the Rule 12b-1 fees relating to an investment in Class N shares may serve as compensation to your financial intermediary for services it provides. Neither Class I nor Class N shares have sales loads, but you will have higher ongoing operating expenses if you purchase Class N shares than you would if you purchased Class I shares. However, Class I shares require a substantially higher initial investment. Please see the eligibility requirements for each share class below.

The chart below summarizes the features of the different share classes. This chart is only a general summary, and you should read the description of the fees and expenses of each share class below and in the Fund Summary in this Prospectus.

	Minimum Initial Investment:		Subsequent Investment:
	Regular Accounts	IRAs	All Accounts and Automatic Investment Plans	Initial Sales Charge (Load)	Maximum Contingent Deferred Sales Load	Annual 12b-1 Fee
Class I Shares	$100,000	$5,000	$100	None	None	None
Class N Shares	$2,000	$500	$100	None	None	0.25%

The Trust may suspend the offering of Fund shares for any period of time.

Class I Shares

If you meet the initial $100,000 investment minimum for regular accounts or $5,000 for IRA accounts, you may purchase Class I shares at their current net asset value (“NAV”) directly from the Fund by contacting the Fund’s transfer agent, or from financial intermediaries that make shares of the Fund available to their customers. Class I shares are not subject to a sales charge or to any 12b-1 fees.

Class N Shares

You may purchase Class N shares of the Fund at their current NAV only through certain financial intermediaries, such as a bank, trust company, broker-dealer, or other financial organization, that charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services and that have made special arrangements with the Fund’s distributor to offer Class N shares to their clients. Class N shares are not subject to a sales charge. Class N shares are subject to a 12b-1 fee of 0.25%.

How to Buy Shares

General Information

The Fund offers more than one class of shares. Shares of each class of the Fund represent an equal pro rata interest in that share class of the Fund. Class I shares are offered at their current NAV. If you meet the initial $100,000 investment minimum for regular accounts or $5,000 for IRA accounts, you may purchase Class I shares directly from the Fund by contacting the Fund’s transfer agent, or from financial intermediaries that make shares of the Fund available to their customers.

You may purchase Class N shares of the Fund at their current NAV only through certain financial intermediaries, such as a bank, trust company, broker-dealer, or other financial organization, that charge an advisory fee, management fee, consulting fee, a fee in lieu of brokerage commissions or other similar fee for their services and that have made special arrangements with the Fund’s distributor to offer Class N shares to their clients.

You pay no sales charge to invest in Class I or Class N shares of the Fund. The price you pay for the Fund’s shares is the Class’s NAV per share, plus any applicable sales load. Your order to purchase shares will be priced based on the next NAV calculated after your order is received in good order by the Fund. A purchase order is not in good order if the Fund does not, for example, receive all required documentation and information. In order for you to receive the Fund’s share price next calculated, the Fund, the Fund’s transfer agent, or an authorized financial intermediary must receive your order in good order. In the case of a request furnished to an authorized financial intermediary, the request must be subsequently communicated properly to the Fund. Notwithstanding the above, the Fund may enter into arrangements with certain authorized financial intermediaries or their authorized designees to treat orders as received by the Fund as of the time they are received in good order as determined by the financial intermediary. Because financial intermediaries’ processing times and arrangements with the Fund may vary, please ask your financial intermediary or plan administrator, if any, when your account will be credited. The Fund may at its discretion reject any purchase order for Fund shares.

Distribution Arrangements and Rule 12b-1 Fees (Class N Shares Only)

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) under which the Fund may make payments and bear expenses related to the distribution of the Fund’s shares. The Plan is a compensation plan that provides for payments at an annual rate (based on average daily net assets) of 0.25% of Class N shares. Because the Fund’s Rule 12b-1 fees attributable to Class N shares are paid out of the Fund’s Class N assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales loads. All shareholders of Class N shares share in the expense of Rule 12b-1 fees paid from the assets attributable to that Class; however, because these shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan applicable to their class of shares. The Fund may pay distribution fees and other amounts described in this Prospectus at a time when shares of the Fund are unavailable for purchase.

In addition to payments under the Plan, the Fund may reimburse its distributor and/or other related parties some or all of certain types of payments made to financial intermediaries by the distributor or other party, or may make payments directly to financial intermediaries, that provide certain administrative, recordkeeping, and account maintenance services. (For more information regarding these payments, see “Payments to Financial Intermediaries” below). The amount of the payments made by the Fund is reviewed by the Trustees periodically.

Payments to Financial Intermediaries

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including shares of a DoubleLine Fund, and/or provide certain administrative, recordkeeping, and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, retirement plan service providers, banks, and insurance companies. In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The compensation paid to a financial intermediary by the Fund’s distributor, the Adviser, or the Fund in respect of these services is typically paid periodically over time, during the period when the intermediary’s clients hold investments in the Fund. The amount of continuing compensation paid to different financial intermediaries for distribution and/or shareholder services varies. In most cases, the compensation is a percentage of the value of the financial intermediary’s clients’ investments in the Fund. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the intermediary. The Fund may reimburse its distributor and/or other related parties some or all of certain types of payments made to financial intermediaries, or may make payments directly to financial intermediaries, that provide certain administrative, recordkeeping, and account maintenance services. The amount of the payments made by the Fund is reviewed by the Trustees periodically.

The Adviser, at its own expense and out of its own assets, also may provide other compensation to financial intermediaries in connection with sales of the Fund’s shares. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees; business building programs and seminars or informational meetings for the public; advertising or sales campaigns; or other financial intermediary-sponsored special events, including support in respect of marketing materials. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of Fund shares. Dealers may not use sales of the Fund’s shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority.

The amount of payments made to different financial intermediaries may not be the same. These payments may provide incentives for such intermediaries to make shares of the Fund available to their customers, and may allow the Fund greater access to such intermediaries and their customers than would be the case if no payments were made. Such access advantages include, but are not limited to, placement of the Fund on a list of mutual funds offered as investment options to the financial intermediary’s customers (sometimes referred to as “Shelf Space”); access to the financial intermediary’s registered representatives; and/or the ability to assist in training and educating the financial intermediary’s registered representatives.

Although the amount of such payments may be more or less, payments made by the Adviser from its own assets to a financial intermediary for the sale of a Fund’s shares where the financial intermediary is compensated based on its customers’ assets are generally made at an annual rate that ranges between 0.05% and 0.15% of the intermediary’s customers’ assets invested in the Fund.

If payments to financial intermediaries in respect of a particular mutual fund complex exceed payments made by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm in respect of shares of the Fund and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Index Sponsor Arrangements

The Adviser, the Fund and the Fund’s distributor may make payments to affiliates of the Morgan Stanley Index Sponsor in connection with the distribution and sale of the Fund’s shares and/or the provision of services to certain shareholders of the Fund. The amounts of these payments, together with the payments by the Adviser to the Morgan Stanley Index Provider, will provide a financial incentive for the Morgan Stanley Index Sponsor and, separately, its affiliates to sell or promote the sale of shares of the Fund.

Calculation of NAV

The NAV of each class of the Fund is calculated as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE opens for regular trading. The Fund’s assets are normally valued as of this time for the purpose of computing the Fund’s NAV. The time as of which shares are priced and the time until which purchase and redemption orders are accepted for processing at the NAV calculated that day may be changed by a Fund in its discretion as permitted by applicable law or the Securities and Exchange Commission (the “SEC”). In calculating its NAV, the Fund generally will not consider market data or other market information that becomes available only after the time as of which the Fund calculates its NAV, such as securities transactions that occur after that time.

The Fund values its portfolio securities for purposes of calculating its NAV using procedures approved by the Fund’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Fund’s securities. The specific methodologies used for a particular security may vary based on the market data available for a specific security at the time the Fund calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. Accordingly, the methodologies summarized below are not an exhaustive list of the methodologies the Fund may use to value a security and they may not represent the means by which the Fund’s investments are valued on any particular business day.

A share class’s NAV is determined by adding the values of the Fund’s securities, cash and other assets attributable to that class, subtracting all of the Fund’s expenses and liabilities attributable to that class, and then dividing by the total number of shares outstanding for that class of the Fund (assets-liabilities/# of shares = NAV). The Fund’s investments for which market quotations are readily available are valued based on market value. Equity securities are typically valued at the last reported sales price on the principal exchange or market on which they are traded or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sales price. If the NASDAQ official closing price is not available for a security, that security will generally be valued using the mean between the closing bid and asked prices.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Prices obtained from independent pricing services use various inputs, including, but not limited to, information provided by broker-dealers; pricing formulas, such as dividend discount models; option valuation formulas; estimates of market values obtained from yield data relating to investments or securities with similar characteristics; and discounted cash flow models that might be applicable. The Fund will generally value over-the-counter (OTC) derivatives on the basis of valuations obtained from counterparties or evaluated prices supplied by independent pricing services. Forward foreign currency contracts are generally valued based on rates provided by independent pricing services. Exchange traded options, futures and options on futures are generally valued at the settlement price determined by the relevant exchange on which they principally trade. The Fund will generally value its investments in other investment companies and private funds, such as hedge funds, at their reported NAVs, to the extent available.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the values of currencies in relation to the U.S. dollar.

If market quotations are unavailable or deemed unreliable for a security or if a security’s value may have been materially affected by events occurring after the close of a securities market on which the security principally trades but before the Fund calculates its NAV, the Fund may, in accordance with procedures adopted by the Board of Trustees, attempt to assign a value to the security. This fair value may be higher or lower than any available market price or quotation for such security and, because this process necessarily depends upon judgment, this value also may vary from valuations determined by other funds using their own valuation procedures. While the Fund’s use of fair value pricing is intended to result in calculation of an NAV that fairly reflects security values as of the time of pricing, the Fund cannot guarantee that any fair value price will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question.

The valuations of securities that trade principally on a foreign market that closes before the time as of which the Fund calculates its NAV will generally be based on quotations as of that earlier closing time or evaluated prices. If significant events occur after that earlier closing time but before the time as of which the Fund calculates its NAV, the Fund may fair value those securities in accordance with the Fund’s valuation policies. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of the time the Fund calculates its NAV to value those investments in U.S. dollars.

Foreign markets may be closed on days when the Fund prices its shares (e.g., on non-U.S. holidays), and foreign markets may be open on weekends and other days when the Fund does not price its shares. The value of such assets or the Fund’s shares may change significantly on days when the Fund’s shares are not able to be purchased, redeemed, or exchanged.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires that investment companies such as the Trust obtain, verify, and record information that identifies each person who opens an account. What this means for you is that when you open an account directly with the Trust, the Trust’s transfer agent will ask you for your name, address, date of birth, taxpayer identification number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted (though an APO or FPO box number can be used by active duty military personnel). The transfer agent also may ask to see your driver’s license or other identification documents, and may consult third-party databases to help verify your identity.

The Fund will generally reject your new account application if you do not provide the required identifying information. The Fund will attempt to collect any missing information required on the application by contacting you, or if applicable, your broker. If the Fund is unable to obtain this information within a timeframe established by the transfer agent in its sole discretion (for example, 72 hours), which may change from time to time, your application will be rejected. With respect to opened accounts, the Fund reserves the right to close your account at the then-current day’s NAV and remit proceeds to you via check if it is unable to verify your identity. The Fund will attempt to verify your identity within a timeframe established at its sole discretion (for example, 96 hours), which may change from time to time. If you are purchasing shares of the Fund through a financial intermediary, check with the financial intermediary for details concerning these requirements.

Minimum Investments for Shares

The minimum investment requirements for initial and subsequent investment in shares of the Fund are as follows:

	Minimum Initial Investment:		Subsequent Investment:
	Regular Accounts	IRAs	All Accounts and Automatic Investment Plans
Class I Shares	$100,000	$5,000	$100
Class N Shares	$2,000	$500	$100

The minimum initial and subsequent investment amounts may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The minimum initial and subsequent purchase amounts may be reduced or waived by the Fund’s distributor, the Adviser, or the Trust for specific investors or types of investors, including, without limitation, employee benefit plans, retirement plans, a financial intermediary authorized to sell shares of the Fund, employees of the Adviser and their family members, the Adviser’s affiliates or related parties, employees of the Adviser’s affiliates or related parties and their family members; investment advisory clients of the Adviser; and current or former Trustees of the Trust and their family members. A person’s family members include a person’s spouse or life partner and other members of the person’s immediate family, including step and adoptive relationships. Certain intermediaries also may have investment minimums, which may differ from the Fund’s minimums, and may be waived at the intermediaries’ discretion. The Trust reserves the right to change the minimum investment amounts without prior notice.

If your non-retirement account in the Fund falls below the minimum investment necessary to open the particular type of account as a result of redemptions and or exchanges for six months or more, the Trust may close your account and send you the proceeds upon 60 days’ written notice.

New Account Form

If you are making your initial investment in the Fund and need a New Account Form or need help completing the New Account Form, please contact the transfer agent at 877-DLine11 (877-354-6311) or speak with your representative at your financial intermediary.

Purchase by Mail

You may purchase shares by sending a check made payable to “DoubleLine Funds,” together with a completed New Account Form in the case of an initial investment, to:

Via Regular Mail

DoubleLine Funds Trust

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Via Express, Registered or Certified Mail

DoubleLine Funds Trust

c/o U.S. Bancorp Fund Services, LLC

615 E. Michigan Street, 3rd Floor

Milwaukee, WI 53202

Subsequent investments should be accompanied by the stub that is attached to your account statement that you receive after each transaction or a note specifying the Fund name, your account number, and the name(s) your account is registered in.

All investments must be in U.S. dollars drawn on domestic banks. The Fund will not accept cash, money orders, checks drawn on banks outside the U.S., travelers’ checks, bank checks, drafts, or credit card checks. Third-party checks, except those payable to an existing shareholder, will not be accepted. In addition, the Fund will not accept post-dated checks, or any conditional order or payment. If your check does not clear, you will be responsible for any loss the Fund incurs. You also will be charged $25 for every check returned unpaid.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposits in the mail or with such services, or receipt at a U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.

Additionally, shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside of the United States even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Purchase by Telephone

If you have not declined telephone transaction privileges on your account application, you may purchase additional shares of the Fund by calling 877-DLine11 (877-354-6311). If your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making this purchase. If your purchase order is received in good order before the close of trading on the NYSE (normally 4:00 p.m. Eastern time) on a day the NYSE opens for regular trading, your shares will be purchased at the NAV plus any applicable sales charge calculated on that day. Please see “How to Buy Shares — General Information” for information on purchasing shares through a financial intermediary.

Purchase by Wire

If you are making your first investment in the Fund, before you wire funds, the transfer agent must have a completed account application. You may mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied.

U.S. Bank, N.A.

777 E. Wisconsin Street

Milwaukee, WI 53202

ABA No. 075000022

Credit: U.S. Bancorp Fund Services, LLC

Account No. 112-952-137

Further Credit: DoubleLine Strategic Commodity Fund

(Shareholder Account Number, Shareholder Name)

Before sending your fed wire, please call the transfer agent at 877-DLine11 (877-354-6311) to advise them of the wire. This will ensure prompt and accurate credit to your account upon receipt of the fed wire.

Wired funds must be received prior to 4:00 p.m., Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Automatic Investment Plan

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account for investment into the Fund (if your AIP falls on a weekend or holiday, it will be processed on the following business day). In order to participate in the AIP each purchase must be in the amount of $100 or more and your financial institution must be a member of the ACH network. If your financial institution rejects your payment, the Fund’s transfer agent will charge a $25 fee to your Fund account. To begin participating in the AIP, please complete the AIP section on the account application or call the Fund’s transfer agent at 877-DLine11 (877-354-6311). Any request to change or terminate your AIP should be submitted to the transfer agent at least five business days prior to the effective date of the next transaction.

Purchases Through an Authorized Third Party

You may buy the Fund’s shares through certain broker-dealers and financial intermediaries. If purchases of the Fund’s shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Fund’s distributor, that broker-dealer may, at its discretion, charge a fee for that service. From time to time, shares of the Fund may only be available from a single broker-dealer or a limited number of broker-dealers, which may limit the Fund’s ability to attract assets.

How to Redeem Shares

General Information

You may redeem shares on any day when the NYSE opens for regular trading. Your shares will be redeemed at the next NAV calculated after your order is received by the Fund in good order. A redemption request in good order must include, among other things, the exact name in which the shares are registered, the account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, a signature matching the account registration, together with any other materials or information required by the Fund, the Fund’s transfer agent or any other agents duly appointed for that purpose. If you invest or hold your shares through a financial intermediary, see “Redemptions Through Your Financial Intermediary or Other Authorized Third Party” below.

If any portion of the shares to be redeemed represents an investment made by check, the Fund may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected. This may take up to 15 calendar days from the date of purchase. In addition, to the extent permitted under applicable SEC rules, the Fund may delay sending out redemption proceeds for up to seven days (generally only applies in cases of very large redemptions, excessive trading or during unusual market conditions). In case of emergencies, when trading on the NYSE is restricted, or as otherwise permitted by the SEC or applicable law, the Fund may suspend redemptions or postpone payment for more than seven days.

A signature guarantee is required of all account holders for any redemption request in excess of $100,000 where proceeds are requested to be sent by check, if a change of address request has been received by the transfer agent within the last 30 calendar days, when redemption proceeds are to be sent or payable to any person, address or bank account not on the Fund’s records, or if ownership is being changed on your account. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

Redemptions by Mail

You may sell shares by writing a letter that includes

•	your name(s) and signature(s) as they appear on the account form

•	your account number

•	the Fund name

•	the dollar amount you want to redeem

•	how and where to send the proceeds

Mail your letter of instruction to:

Via Regular Mail

DoubleLine Funds Trust

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Via Express, Registered or Certified Mail

DoubleLine Funds Trust

c/o U.S. Bancorp Fund Services, LLC

615 E. Michigan Street, 3rd Floor

Milwaukee, WI 53202

Your letter of instruction must be accompanied by a signature guarantee or other documentation, if required (see “Signature Guarantees” below).

Signature Guarantees

Some circumstances require written redemption orders, along with a signature guarantee from either a Medallion program member or a non- Medallion program member. These include:

•	amounts in excess of $100,000 where proceeds are requested to be sent by check;

•	if a change of address request has been received by the transfer agent within the last 30 calendar days;

•	when redemption proceeds are to be sent or payable to any person, address or bank account not on the Fund’s records; or

•	if ownership is being changed on your account.

The Fund and/or the transfer agent may require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation. The Fund or the transfer agent reserves the right to waive any signature guarantee requirement at its discretion. Investors who have purchased shares through a financial intermediary may be subject to different requirements and should check with their financial intermediary to determine whether signature guarantee requirements or other security arrangements apply to their accounts.

A signature guarantee helps protect against fraud. You can obtain one from most banks, securities dealers, credit unions or savings associations but not from a notary public. Please call 877-DLine11 (877-354-6311) to ensure that your signature guarantee will be processed correctly.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Verification Program member, or other acceptable form of authentication from a financial institution source.

Redemptions by Telephone

You may redeem shares by telephone request unless you have declined to have this option. You may have a check sent to the address of record, proceeds may be wired to your predetermined bank account, or funds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established on your account. Redemption proceeds will typically be sent on the business day following your redemption. Wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH and proceeds are typically credited to your bank within two to three days after redemption. Except as noted above under “—General Information,” proceeds will be processed within seven calendar days after the Fund receives your redemption request. Call the transfer agent at 877-DLine11 (877-354-6311) to request your transaction. Telephone redemption requests must be for a minimum of $100.

By establishing telephone redemption, you authorize the Fund’s transfer agent to act upon telephone instructions. Before executing an instruction received by telephone, the Fund’s transfer agent will use reasonable procedures to seek to confirm that telephone instructions are genuine. These procedures will include recording the telephone call and asking the caller for a form of personal identification. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Once a telephone transaction has been placed, it cannot be canceled or modified.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Systematic Withdrawal Plan

As another convenience, you may redeem shares through the systematic withdrawal plan. Call 877-DLine11 (877-354-6311) to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Under the plan, you may choose to receive a specified dollar amount generated from the redemption of shares in your account. In order to participate in the plan, your account balance must be at least $10,000 and there must be a minimum withdrawal of $500. If you elect this redemption method, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be on file with the Fund. The plan may be terminated by the Fund at any time.

You may elect to terminate your participation in the plan at any time by contacting the transfer agent five days prior to the effective date.

To reach the transfer agent, U.S. Bancorp Fund Services, LLC, call toll free in the U.S. 877-DLine11 (877-354-6311).

Outside the U.S. call

213-633-8200 (collect).

Redemptions Through Your Financial Intermediary or Other Authorized Third Party

You may redeem shares through certain broker-dealers and financial intermediaries. If redemptions of the Fund’s shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Fund’s distributor, that broker-dealer may, at its discretion, charge a fee for that service.

You may sell your shares of the Fund back to the Fund through your financial intermediary on any day when the NYSE opens for regular trading. The financial intermediary may charge you a fee for its services. Redemption requests will be priced at the NAV next determined after they are received in good order by the Fund. Notwithstanding the above, the Fund may enter into arrangements with certain authorized financial intermediaries or their authorized designees to treat redemption requests as received by a Fund as of the time they are received in good order as determined by the financial intermediary. Please contact your financial intermediary for instructions on how to place redemption requests. Because financial intermediaries’ processing times and arrangements with the Funds may vary, please ask your financial intermediary when your account will be debited.

If you redeem shares through your financial intermediary, your financial intermediary is responsible for ensuring that the Fund’s transfer agent receives your redemption request in proper form. If your financial intermediary receives Federal Reserve wires, you may instruct that your redemption proceeds be forwarded by wire to your account with it; you also may instruct that your redemption proceeds be forwarded to you by a wire transfer. Please indicate your financial intermediary’s or your own complete wiring instructions. Your financial intermediary may charge you separately for this service.

Redemption in Kind

The Trust also reserves the right to honor redemption requests in kind (i.e., payment in portfolio securities rather than cash). If your shares are redeemed in kind you will incur transaction costs upon disposition of the securities received in the distribution.

Other Account Policies

Trading Limits

Frequent trading activity by Fund shareholders can reduce the Fund’s long-term performance in a variety of ways, including as a result of increased trading and transaction costs, disruption to the Fund’s stated portfolio management strategy, and the need to maintain an elevated cash position to meet redemptions (and lost opportunity costs as a result thereof) and forced liquidations. In addition, certain short-term trading activities that attempt to take advantage of inefficiencies in the valuation of the Fund’s securities holdings may dilute the interests of the remaining shareholders and result in unwanted distributions of taxable capital gains to fund shareholders.

Accordingly, the Board of Trustees has adopted policies and procedures that are designed to discourage frequent purchases and redemptions of Fund shares by Fund shareholders. These policies and procedures include:

•

The Fund may reject any purchase order for any reason and without prior notice. The Fund or the Fund’s transfer agent may reject a purchase order of any investor or group of investors, or person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Adviser or the Fund’s transfer agent, actual or potential harm to the Fund.

•

The reservation by the Trust of the right to prohibit any acquisition of the Fund’s shares (through either a purchase or exchange from another DoubleLine Fund) in any rolling twelve-month period in which the acquirer has previously completed four round trip transactions in the Fund. For this purpose, a round trip transaction consists of the acquisition of shares of a particular DoubleLine Fund (through either a purchase or exchange from another DoubleLine Fund) and the subsequent redemption of shares of that Fund (through either a sale or an exchange into another DoubleLine Fund). These limits on round trip transactions do not, however, limit a shareholder’s right to redeem their shares.

•	Exchanges out of the Fund within a 15-day period from the last purchase or exchange into the Fund are monitored.

•	Redemptions out of the Fund within a 15-day period following a purchase may result in future purchases into the Fund being barred.

Exceptions to these trading limits must be approved by the Fund’s President or designee and reported to the Board of Trustees on a quarterly basis.

These restrictions do not necessarily apply to asset allocation programs (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading), and (except to the extent noted in the next paragraph) do not apply to omnibus accounts, i.e., accounts on behalf of multiple, undisclosed investors, maintained by brokers and other financial intermediaries (including 401(k) or other group retirement accounts), and to involuntary transactions and automatic investment programs, such as dividend reinvestment, or transactions pursuant to the Fund’s systematic investment or withdrawal program. The Fund also may waive these restrictions on terms acceptable to the Fund and the Adviser, including in connection with investments by financial institutions related to obligations the financial institutions may have to third parties. The limitations and monitoring activities described above may not be applied to transactions involving amounts below certain thresholds if the Adviser determines such transactions are unlikely to affect the efficient management of the Fund’s portfolio.

While intermediaries, such as brokers, that maintain omnibus accounts, may be required to or may voluntarily impose restrictions on the trading activity of accounts traded through those intermediaries, the Fund’s ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ original capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries. Moreover, the Trust cannot always identify or reasonably detect excessive trading through omnibus accounts or accounts otherwise facilitated by financial intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity.

The Trust and the Adviser may rely on the Fund’s service providers, including the Fund’s transfer agent and/or administrator, to monitor for abusive short-term trading activities.

Exchange Privilege

You can exchange your Class I or N shares in the Fund for Class I or N shares, respectively, in another DoubleLine Fund (if available). Any exchange is subject to the same minimums as an initial or subsequent investment, as applicable. You can request your exchange in writing or by calling the transfer agent at 877-DLine11 (877-354-6311). Be sure to read the current Prospectus for the Fund into which you are exchanging. Exchanges may only be made on days when both affected Funds are open for business. Any new account established through an exchange will have the same registration as the account from which you are exchanging and will have the same privileges as your original account (as long as they are available). In addition, the Trust reserves the right to change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions, to the extent permitted under applicable SEC rules.

Conversion of Shares Between Classes

From time to time, the Fund may authorize the conversion of shares of one class to another share class, provided that the shares of the other class are eligible for sale in the owner’s state of residence and all other applicable terms and conditions are met. Further information about conversion of shares between classes may be found in the SAI.

Notice Regarding Delivery of Fund Documents

You will receive periodic mailings regarding the Fund. In order to reduce the volume of mail you receive, only one copy of each mailing (including, for example, fund Prospectuses) may be sent to an address shared by two or more accounts or to shareholders we reasonably believe are from the same family or household. If you would like to receive one copy of a mailing for each account, please call 877-DLine11 (877-354-6311) to request individual copies of these documents. You must submit a written request to receive individual copies of a Prospectus or shareholder report. It may take up to thirty days to process your request.

Unclaimed Property

Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the inactivity period specified in your state’s abandoned property laws.

Cost Basis Reporting

When you redeem or exchange Fund shares, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally is required to report to you and the IRS on an IRS Form 1099-B or other applicable form cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption or exchange is short- or long-term and whether any loss is disallowed under the “wash sale” rules. Such reporting generally is not required for shares held in a retirement or other tax-advantaged account. Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by the Fund in respect of your shares. Cost basis is used to determine your net gains and losses on any shares you redeem or exchange in a taxable account.

The Fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares. If you do not select a particular cost basis reporting method, the Fund or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in a Fund account, the Fund’s default method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary’s default method (or the method you have selected by notifying the intermediary) will apply. Please contact the Fund at 877-DLine11 (877-354-6311) or consult your financial intermediary, as appropriate, for more information on the available methods for cost basis reporting and how to select or change a particular method. You should consult your tax advisor concerning the application of these rules to your investment in the Fund, and to determine which available cost basis method is best for you.

Distributions

The amount of distributions of net investment income and of net realized long- and short-term capital gains payable to shareholders will be determined separately for each Fund class. Dividends of the net investment income of the Fund, if any, will be declared and paid at least annually. The Fund will distribute net realized short-term capital gains and net realized long-term capital gains, if any, at least annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. You may change your distribution election in writing or by telephone. Any change should be submitted to the transfer agent by phone at 877-DLine11 (877-354-6511) or in writing to DoubleLine Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 at least five calendar days prior to the record date of the next distribution. The Fund does not charge any fees or sales loads on shares purchased through the automatic reinvestment of distributions. You may request that distributions be paid by check. If you elect to receive distributions of net investment income and/or capital gains paid in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and will reinvest all subsequent distributions until instructed otherwise.

Taxes

This section provides a summary of certain U.S. federal income tax considerations relevant to an investment in the Fund; it is not intended to be a full discussion of tax laws and the effects of such laws on you, or to address all aspects of taxation that may apply to specific types of shareholders such as foreign persons. Furthermore, this discussion is based on the provisions of the Code that are in effect as of the date of this Prospectus, which provisions are subject to change, including retroactively. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor regarding your investment in the Fund (including the status of your distributions from the Fund). Additional tax information may be found in the SAI.

Taxes on Dividends and Distributions. For U.S. federal income tax purposes, distributions of investment income generally are taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated the gains, rather than how long you have owned your shares. Distributions that the Fund properly reports to you as gains from investments that the Fund owned (or is deemed to have owned) for more than one year generally are treated as long-term capital gains includible in your net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that the Fund owned (or is deemed to have owned) for one year or less and gains on the sale of or payments on bonds characterized as having market discount generally are taxable to you as ordinary income. Distributions of investment income that the Fund properly reports to you as derived from qualified dividend income are taxed in the hands of individuals at the reduced rates applicable to net capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. The Fund does not expect a significant portion of its distributions to derive from qualified dividend income. The Fund’s investment strategy could result in the Fund realizing short-term capital gain and ordinary income, and therefore in Fund distributions taxable to shareholders as ordinary income rather than capital gain.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. For these purposes, net investment income generally includes dividends paid by the Fund, including any capital gain dividends, and net gains recognized on the sale, exchange or other taxable disposition of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this tax on their investment in the Fund.

Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Distributions are taxable in the manner described herein whether you receive them in cash or reinvest them in additional shares of the Fund.

Distributions by the Fund to retirement plans and other tax-advantaged accounts that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Special tax rules apply to investments through such plans and/or accounts. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and/or account and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan and/or account.

The Fund’s investment in certain debt obligations, derivatives and hedging transactions can cause the Fund to recognize taxable income in excess of the cash generated by such investments. Thus, the Fund could be required at times to liquidate investments, including at times when it may not be advantageous to do so, in order to satisfy its distribution requirements (see “Tax Status of the Fund” below). Such dispositions could result in realization of capital gains, including short-term capital gains generally taxable to shareholders at ordinary income rates when distributed to them.

Absent a specific statutory exemption, dividends (other than capital gain dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). For taxable years beginning before January 1, 2015, regulated investment companies were not required to withhold any amounts with respect to distributions made to foreign persons of certain U.S.-source interest income (“interest-related dividends”) and net short-term capital gains in excess of long-term capital losses (“short-term capital gain dividends”), to the extent such distributions were properly reported as such by the regulated investment company in a written notice to shareholders. This exemption from withholding for interest- related and short-term capital gain dividends has expired for distributions with respect to taxable years of a regulated investment company beginning on or after January 1, 2015. It is currently unclear whether Congress will extend this exemption for distributions with respect to taxable years of a regulated investment company beginning on or after January 1, 2015, or what the terms of such an extension would be, including whether such extensions would have retroactive effect. If you are a non-U.S. investor, please consult your own tax advisor regarding the tax consequences of investing in the Fund.

Taxes When You Sell, Redeem or Exchange Your Shares. Any gain resulting from a sale, redemption, or exchange (including an exchange for shares of another fund) of your shares in the Fund generally will be subject to federal income tax at either short-term or long-term capital gain rates, depending on how long you owned your shares.

Tax Status of the Fund. The Fund intends to qualify and be treated each year as a regulated investment company under the Code, such that the Fund will not be subject to federal income tax on income and gains distributed to shareholders. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must meet requirements with respect to the sources of its income, the diversification of its assets, and the distribution of its income. The Fund could in some cases cure a failure to comply with these requirements, including by paying a Fund-level tax and, in the case of a diversification failure, disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such a failure, or if the Fund were otherwise to fail to qualify as a regulated investment company, the Fund would be subject to federal income tax on its net income at regular corporate rates without reduction for distributions to shareholders. When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund’s earnings and profits, thereby potentially diminishing shareholder returns.

Commodity-Related Investments. Income from certain commodity-linked instruments and from direct investments in commodities does not constitute qualifying income for purposes of the source of income requirement noted above. The tax treatment of certain other commodity-linked instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income. The Fund generally intends to gain exposure to commodities through direct investments that it believes give rise to qualifying income or indirectly through its investment in one or more subsidiaries in a manner that gives rise to qualifying income. The Fund must limit its investment in a subsidiary or group of subsidiaries to no more than 25% of the Fund’s total assets as of the end of each quarter of the Fund’s taxable year in order to meet the asset diversification requirement noted above.

All of a subsidiary’s net income will be included in the Fund’s income at the end of its tax year, whether or not distributed by the subsidiary to the Fund, and all such net income is expected to be treated as ordinary income. The Fund anticipates that any wholly-owned subsidiary will generally declare a dividend equal to the amount of such net income, to the Fund, each year. Net losses incurred by the Subsidiary during a tax year will not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments.

Investments in Foreign Securities. The Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s return on those securities may be decreased. If a Fund meets certain requirements with respect to its asset holdings, it will be eligible to elect to permit shareholders of the Fund to claim a credit or deduction with respect to foreign taxes paid by the Fund. In addition, investments in foreign securities may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Derivatives. The Fund’s use of derivatives may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders. In addition, the tax rules applicable to derivatives are in many cases uncertain under current law. An adverse determination, future guidance by the IRS or Treasury regulations, in each case with potentially retroactive effect, might bear adversely on the Fund’s satisfaction of the distribution or other requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Investments in Other Funds. Special tax consequences may apply to shareholders of the Fund as a result of its investments in other funds. Please see the SAI under “Distributions and Taxes” for more information.

Backup Withholding. The Fund will be required in certain cases to withhold on distributions paid to a shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Reporting. Shareholders will be advised annually as to the federal tax status of distributions made by the Fund for the preceding calendar year.

Consult your tax advisor about other possible tax consequences. This is a summary of certain U.S. federal income tax consequences of investing in the Fund. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Fund. For more information, see “Distributions and Taxes” in the SAI.

Morgan Stanley Index Description

As of May 25, 2016, the Morgan Stanley BFMCISM (the “Index”) is composed of futures contracts on eleven commodities, which were selected based on (i) the contracts’ historical backwardation relative to other commodity-related futures contracts and (ii) the contracts’ historical liquidity. Of the commodities represented in the Index, five are in the energy sector, two are in the industrial metals sector, and four are in the agricultural and livestock sectors. As of the date of its last reconstitution, the Index’s exposure was weighted approximately one third to each of the energy sector, the industrial metals sector, and the agricultural and livestock sectors.

The Index is typically re-balanced annually in January. The Index’s actual exposure to futures contracts and sectors will change throughout the year based on changes in the market values of the futures contracts. The Morgan Stanley Index Sponsor also may alter the commodities that comprise the Index or the parameters that determine the futures contracts that comprise the Index.

The futures contract schedule (the roll schedule) for each futures contract within the Index was designed to seek to minimize the effect of negative roll yield compared to rolling nearby futures contracts. The roll schedules for each commodity remains static unless changed by the Morgan Stanley Index Sponsor’s index committee in an event of unanticipated market disruption.

* * * * *

Backwardation refers to a potential market structure where longer dated futures contracts are cheaper than spot prices for the underlying or reference commodity. Longer dated contracts of a backwardated commodity have the potential to appreciate as contracts approach expiration. “Roll yield” refers to the return generated by rolling Futures contracts.

You, as an investor in the Fund, should conduct your own investigation into the Index and the Morgan Stanley Index Sponsor.

* * * * *

Morgan Stanley Index Disclaimers

NOTHING IN THE FOLLOWING DISCLAIMER IS INTENDED TO MODIFY THE OBLIGATIONS OF ANY MORGAN STANLEY AFFILIATE, INCLUDING WITHOUT LIMITATION, MORGAN STANLEY SMITH BARNEY LLC (“MSSB”), UNDER ANY APPLICABLE AGREEMENT BETWEEN ANY SUCH AFFILIATE AND ITS RESPECTIVE CLIENTS WHO PURCHASE FUND SHARES THROUGH SUCH AFFILIATE.

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL GROUP INC. (“MORGAN STANLEY”). NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS (WHICH FOR PURPOSES OF THIS DISCLAIMER INCLUDES WITHOUT LIMITATION ICE DATA, LLP, CHICAGO MERCANTILE EXCHANGE INC., AND THE LONDON METAL EXCHANGE) OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, REGARDING THE ADVISABILITY OF INVESTING IN THIS FUND OR THE ABILITY OF THE MORGAN STANLEY BFMCISM (THE “INDEX”) TO TRACK MARKET PERFORMANCE. THE INDEX IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY. MORGAN STANLEY AND THE INDEX ARE SERVICE MARKS OF MORGAN STANLEY AND/OR A MORGAN STANLEY AFFILIATE AND HAVE BEEN LICENSED TO DOUBLELINE COMMODITY LP FOR USE FOR CERTAIN PURPOSES BY DOUBLELINE COMMODITY LP (“LICENSEE”). MORGAN STANLEY HAS NO OBLIGATION TO TAKE THE NEEDS OF THE LICENSEE, ISSUER OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX IS RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND OR ITS ASSETS OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THIS FUND IS REDEEMABLE. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION

WITH THE INDEX HAS OR WILL HAVE ANY OBLIGATION OR LIABILITY TO OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THIS FUND.

ALTHOUGH MORGAN STANLEY OR ITS AGENTS OR SERVICE PROVIDERS SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF OR INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND DO HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY AGENT OF MORGAN STANLEY OR ANY MORGAN STANLEY AFFILIATE (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NO PURCHASER, SELLER OR HOLDER OF THIS SECURITY, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MORGAN STANLEY TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THIS PRODUCT WITHOUT FIRST CONTACTING MORGAN STANLEY TO DETERMINE WHETHER MORGAN STANLEY’S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MORGAN STANLEY WITHOUT THE PRIOR WRITTEN PERMISSION OF MORGAN STANLEY.

Financial Highlights

The following tables illustrate the financial performance for each share class of the Fund for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return illustrates how much your investment in the Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by [    ], the Funds’ independent registered public accounting firm. Its report and the Funds’ financial statements are included in the Funds’ most recent Annual Report to shareholders, which is available upon request.

[To be provided by amendment]

PRIVACY POLICY

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you may give us orally;

•	Information about your transactions with us or others;

•	Information you submit to us in correspondence, including emails or other electronic communications; and

•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;

•	account balances;

•	transaction or loss history;

•	assets;

•	investment experience;

•	account transactions;

•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

To provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

•

To alert a customer to other financial products and services offered by DoubleLine or an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11 (877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We have procedures designed to limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We seek to maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Information Collected from Websites. Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

DoubleLine Funds Trust

You can find more information about the Fund in the following documents:

Statement of Additional Information (SAI)

The Fund’s SAI provides more details about the Fund’s investments and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference into this document and is legally considered part of this Prospectus. The SAI can be reviewed and photocopied at the SEC’s Public Reference Room in Washington, D.C.

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is or will be available in the Fund’s Annual and Semi-Annual Reports to shareholders. The Fund’s annual report contains a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s most recent fiscal year.

TO OBTAIN INFORMATION

You can obtain a free copy of these documents, request other information, or make general inquiries about the Fund by contacting the Fund:

By Internet:

Go to www.doublelinefunds.com

By Telephone:

Call 877-DLine11 (877-354-6311) or your financial intermediary.

By Mail:

Write to:

DoubleLine Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

From the SEC:

Reports and other information about the Fund (including the SAI) can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. The reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File Number 811-22378

Return Address:

333 S. Grand Ave., Suite 1800    Los Angeles, CA 90071

1 (877) DLINE11 or 1 (877) 354-6311

fundinfo@doubleline.com    www.doublelinefunds.com

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, California 90071

(213) 633-8200

STATEMENT OF ADDITIONAL INFORMATION

[    ], 2016

Fixed Income:

DoubleLine Total Return Bond Fund

Class I Ticker DBLTX

Class N Ticker DLTNX

DoubleLine Core Fixed Income Fund

Class I Ticker DBLFX

Class N Ticker DLFNX

DoubleLine Emerging Markets Fixed Income Fund

Class I Ticker DBLEX

Class N Ticker DLENX

DoubleLine Low Duration Bond Fund

Class I Ticker DBLSX

Class N Ticker DLSNX

DoubleLine Floating Rate Fund

Class I Ticker DBFRX

Class N Ticker DLFRX

DoubleLine Flexible Income Fund

Class I Ticker DFLEX

Class N Ticker DLINX

DoubleLine Low Duration Emerging Markets Fixed Income Fund

Class I Ticker DBLLX

Class N Ticker DELNX

DoubleLine Long Duration Total Return Bond Fund

Class I Ticker DBLDX

Class N Ticker DLLDX

DoubleLine Global Bond Fund

Class I Ticker DBLGX

Class N Ticker DLGBX

Global Asset Allocation:

DoubleLine Multi-Asset Growth Fund

Class A Ticker DMLAX

Class C Ticker DMLCX

Class I Ticker DMLIX

Class N Ticker DMLNX

Non-Traditional:

DoubleLine Strategic Commodity Fund

Class I Ticker DBCMX

Class N Ticker DLCMX

Equities:

DoubleLine Shiller Enhanced CAPE®

Class I Ticker DSEEX

Class N Ticker DSENX

The DoubleLine Total Return Bond Fund, the DoubleLine Core Fixed Income Fund, the DoubleLine Emerging Markets Fixed Income Fund, the DoubleLine Low Duration Bond Fund, the DoubleLine Floating Rate Fund, the DoubleLine Flexible Income Fund, the DoubleLine Low Duration Emerging Markets Fixed Income Fund, the DoubleLine Long Duration Total Return Bond Fund, the DoubleLine Multi-Asset Growth Fund, the DoubleLine Shiller Enhanced CAPE®, the DoubleLine Strategic Commodity Fund, and the DoubleLine Global Bond Fund (each, a “Fund” and, together, the “Funds”) are separate investment series of DoubleLine Funds Trust (the “Trust”). Class I, Class N, Class A, and Class C shares of the Funds (other than the DoubleLine Strategic Commodity Fund and the DoubleLine Global Bond Fund), if available, are offered through a single Prospectus relating to all classes of shares of those funds. Class I and Class N shares of the DoubleLine Strategic Commodity Fund are offered through a single prospectus relating to all classes of shares of the DoubleLine Strategic Commodity Fund. Class I and Class N shares of the DoubleLine Global Bond Fund are offered through a single prospectus relating to all classes of shares of the DoubleLine Global Bond Fund. Each Fund is also offered through a Summary Prospectus. This Statement of Additional Information is not a prospectus but contains information in addition to that set forth in the Prospectuses, as supplemented from time to time. This Statement of Additional Information should be read in conjunction with the Prospectus for the Fund(s) and share class(es) in which you may invest. A Prospectus or Summary Prospectus may be obtained at no charge by calling 877-DLine11 (877-354-6311) or on the Funds’ website at www.doublelinefunds.com. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectuses in its entirety.

Each Fund’s audited financial statements in the Annual Report to Shareholders (when available) may be obtained upon request at no charge by calling 877-DLine11 (877-354-6311) and on the Funds’ website at www.doublelinefunds.com.

GENERAL INFORMATION

DoubleLine Funds Trust was formed as a Delaware statutory trust on January 11, 2010, and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company. DoubleLine Capital LP (an “Adviser” or “DoubleLine Capital”) acts as the investment adviser for each Fund in DoubleLine Funds Trust, other than the DoubleLine Strategic Commodity Fund. DoubleLine Commodity LP (an “Adviser” or “DoubleLine Commodity”) acts as the investment adviser for DoubleLine Strategic Commodity Fund.

The DoubleLine Total Return Bond Fund (the “Total Return Bond Fund”), the DoubleLine Core Fixed Income Fund (the “Core Fixed Income Fund”), the DoubleLine Emerging Markets Fixed Income Fund (the “Emerging Markets Fixed Income Fund”), the DoubleLine Low Duration Bond Fund (the “Low Duration Bond Fund”), the DoubleLine Floating Rate Fund (the “Floating Rate Fund”), the DoubleLine Flexible Income Fund (the “Flexible Income Fund”), the DoubleLine Low Duration Emerging Markets Fixed Income Fund (the “Low Duration Emerging Markets Fixed Income Fund”), the DoubleLine Long Duration Total Return Bond Fund (the “Long Duration Total Return Bond Fund”), the DoubleLine Shiller Enhanced CAPE® (the “Shiller Enhanced CAPE®”), the DoubleLine Strategic Commodity Fund (the “Strategic Commodity Fund”) and the DoubleLine Global Bond Fund (the “Global Bond Fund”) each offer two classes of shares: Class I shares and Class N shares. The DoubleLine Multi-Asset Growth Fund (the “Multi-Asset Growth Fund”) has registered for sale four classes of shares: Class A shares, Class C shares, Class I shares, and Class N shares.

The following table outlines the date of commencement for each Fund, and the classes of shares currently offered:

Fund Name	Date of Commencement of Operations	Share Classes Offered
Total Return Bond Fund	April 6, 2010	Class I and Class N
Core Fixed Income Fund	June 1, 2010	Class I and Class N
Emerging Markets Fixed Income Fund	April 6, 2010	Class I and Class N
Low Duration Bond Fund	September 30, 2011	Class I and Class N
Floating Rate Fund	February 1, 2013	Class I and Class N
Flexible Income Fund	April 7, 2014	Class I and Class N
Low Duration Emerging Markets Fixed Income Fund	April 7, 2014	Class I and Class N
Long Duration Total Return Bond Fund	December 15, 2014	Class I and Class N
Strategic Commodity Fund	May 18, 2015	Class I and Class N
Global Bond Fund	December 17, 2015	Class I and Class N
Multi-Asset Growth Fund	December 20, 2010	Class A and Class I
Shiller Enhanced CAPE®	October 31, 2013	Class I and Class N

Each Fund is classified as a diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), except the Global Bond Fund and Strategic Commodity Fund, which are classified as non-diversified Funds.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies

The investment restrictions numbered 1 through 8 below have been adopted as fundamental policies for the Total Return Bond Fund, the Core Fixed Income Fund, and the Emerging Markets Fixed Income Fund, unless otherwise noted. A fundamental policy affecting a particular Fund may not be changed without the vote of a majority of the outstanding voting shares of that Fund (as defined in the 1940 Act).

1.    The Total Return Bond Fund and the Core Fixed Income Fund may not with respect to 75% of each Fund’s total assets, and the Emerging Markets Fixed Income Fund may, purchase the securities of any issuer (other than U.S. Government Securities or securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.    A Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent a Fund is permitted to borrow money or otherwise to the extent consistent with applicable law.

3.    A Fund may not borrow money, except to the extent permitted by applicable law from time to time.

4.    A Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

5.    A Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry or group of industries (for purposes of this restriction, loan participations will be considered investments in the industry of the underlying borrower, as well as that of the seller of the loan participation).

6.    A Fund may not make loans, except by purchase of debt obligations or other financial instruments in which a Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities. A Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to issuers, itself or as part of a lending syndicate. A Fund may make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the Securities and Exchange Commission.

7.    A Fund may not purchase commodities, except that a Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts and options contracts).

8.    A Fund may not purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

The investment restrictions numbered 1 through 7 below have been adopted as fundamental policies for the Multi-Asset Growth Fund.

1.    The Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money and except as otherwise consistent with applicable law from time to time.

2.    The Fund may not borrow money, except to the extent permitted by applicable law from time to time.

3.    The Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities or in connection with the purchase of securities directly from the issuer thereof, it may be deemed to be an underwriter under certain federal securities laws.

4.    The Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry (for purposes of this restriction, (i) loan participations will be considered investments in the industry of the underlying borrower, (ii) investment companies are not considered to constitute an industry, and (iii) derivatives counterparties are not considered to be part of any industry).

5.    The Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to issuers, itself or as part of a lending syndicate. The Fund may purchase debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities. The Fund may make loans, including to affiliated investment companies, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6.    The Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.

7.    The Fund may not purchase or sell real estate. The Fund may, for clarity, (i) purchase interests in issuers which deal or invest in real estate, including limited partnership interests of limited partnerships that invest or deal in real estate, (ii) purchase securities which are secured by real estate or interests in real estate, including real estate mortgage loans, and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate.)

The investment restrictions numbered 1 through 7 below have been adopted as fundamental policies for the Low Duration Bond Fund.

1.    The Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money and except as otherwise consistent with applicable law from time to time.

2.    The Fund may not borrow money, except to the extent permitted by applicable law from time to time.

3.    The Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities or in connection with the purchase of securities directly from the issuer thereof, it may be deemed to be an underwriter under certain federal securities laws.

4.    The Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry (for purposes of this restriction, (i) loan participations will be considered investments in the industry of the underlying borrower, (ii) investment companies are not considered to constitute an industry, and (iii) derivatives counterparties are not considered to be part of any industry).

5.    The Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to issuers, itself or as part of a lending syndicate. The Fund may purchase debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, enter into repurchase agreements, or lend its portfolio securities. The Fund may make loans, including to affiliated investment companies, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6.    The Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.

7.    The Fund may not purchase or sell real estate. The Fund may, for clarity, (i) purchase interests in issuers which deal or invest in real estate, including limited partnership interests of limited partnerships that invest or deal in real estate, (ii) purchase securities which are secured by real estate or interests in real estate, including real estate mortgage loans, and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate.)

The investment restrictions numbered 1 through 7 below have been adopted as fundamental policies for the Floating Rate Fund, Shiller Enhanced CAPE®, the Flexible Income Fund, and the Low Duration Emerging Markets Fixed Income Fund.

1. The Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money and except as otherwise consistent with applicable law from time to time.

2. The Fund may borrow money to the extent permitted by applicable law from time to time.

3. The Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities or in connection with the purchase of securities directly from the issuer thereof, it may be deemed to be an underwriter under certain federal securities laws.

4. The Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry (for purposes of this restriction, (i) bank loans and loan participations will be considered investments in the industry of the underlying borrower, (ii) investment companies are not considered to constitute an industry, and (iii) derivatives counterparties are not considered to be part of any industry).

5. The Fund may make loans, including to affiliated investment companies, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. The Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to issuers, itself or as part of a lending syndicate. The Fund may purchase debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, enter into repurchase agreements, or lend its portfolio securities.

6. The Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.

7. The Fund may not purchase or sell real estate. The Fund may, for clarity, (i) purchase interests in issuers which deal or invest in real estate, including limited partnership interests of limited partnerships that invest or deal in real estate, (ii) purchase securities which are secured by real estate or interests in real estate, including real estate mortgage loans, and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate.)

The investment restrictions numbered 1 through 7 below have been adopted as fundamental policies for the Long Duration Total Return Bond Fund, the Strategic Commodity Fund, and the Global Bond Fund.

1. The Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money and except as otherwise consistent with applicable law from time to time.

2. The Fund may borrow money to the extent permitted by applicable law from time to time.

3. The Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities or in connection with the purchase of securities directly from the issuer thereof, it may be deemed to be an underwriter under certain federal securities laws.

4(a). The Long Duration Total Return Bond Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry (for purposes of this restriction, (i) bank loans and loan participations will be considered investments in the industry of the underlying borrower, (ii) investment companies are not considered to constitute an industry, and (iii) derivatives counterparties are not considered to be part of any industry).

4(b). The Strategic Commodity Fund and Global Bond Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in securities of issuers in a single industry (for purposes of this restriction, (i) bank loans and loan participations will be considered investments in the industry of the underlying borrower, (ii) investment companies are not considered to constitute an industry, and (iii) derivatives counterparties are not considered to be part of any industry).

5. The Fund may make loans, including to affiliated investment companies, except to the extent the Fund is prohibited from doing so by applicable law. The Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to borrowers, itself or as part of a lending syndicate. The Fund may purchase debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, enter into repurchase agreements, or lend its portfolio securities.

6. The Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.

7. The Fund will not purchase real estate directly, but may possess, hold, purchase and/or dispose of it in connection with managing or exercising its rights in respect of its investments. The Fund may, for clarity, (i) purchase interests in issuers which deal or invest in real estate, including limited partnership interests of limited partnerships that invest or deal in real estate, (ii) purchase securities which are secured by real estate or interests in real estate, including real estate mortgage loans, and (iii) acquire (by way of foreclosure or otherwise), hold and/or dispose of real estate that secured, or is otherwise related to, an investment of the Fund. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate.)

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For purposes of applying the terms of Total Return Bond Fund’s, Core Fixed Income Fund’s, and Emerging Markets Fixed Income Fund’s fundamental investment policy number 5; Multi-Asset Growth Fund’s, Low Duration Bond Fund’s, Floating Rate Fund’s, Shiller Enhanced CAPE®’s, Flexible Income Fund’s, Low Duration Emerging Markets Fixed Income Fund’s, Long Duration Total Return Bond Fund’s, Strategic Commodity Fund’s, and Global Bond Fund’s fundamental policy number 4; and Total Return Bond Fund’s, Core Fixed Income Fund’s, and Emerging Markets Fixed Income Fund’s non-fundamental policy number 4 (see below), the Advisers will, on behalf of each Fund as applicable, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which a Fund invests. As a general matter, Total Return Bond Fund, Core Fixed Income Fund, Emerging Markets Fixed Income Fund, Multi-Asset Growth Fund, Low Duration Bond Fund, Flexible Income Fund, Low Duration Emerging Markets Fixed Income Fund, Long Duration Total Return Bond Fund, Strategic Commodity Fund, and Global Bond Fund consider an industry to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one, particularly for issuers in industries or sectors within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the Internet (including issuers of securities in which certain of the Funds invest) were initially classified as Internet companies, but over time have evolved into the economic risk profiles of retail companies. Each Adviser will use its reasonable efforts to assign each issuer to the category which it believes is most appropriate. Further, Total Return Bond Fund, Core Fixed Income Fund, Emerging Markets Fixed Income Fund, Multi-Asset Growth Fund, Low Duration Bond Fund, Flexible Income Fund, Low Duration Emerging Markets Fixed Income Fund, Long Duration Total Return Bond Fund, Strategic Commodity Fund, and Global Bond Fund take the position that mortgage-backed securities and asset-backed securities, whether government-issued or privately issued, do not represent interests in any particular industry or group of industries, and therefore the 25% concentration restrictions noted above do not apply to such securities. Since its inception, Shiller Enhanced CAPE® has applied its industry concentration restriction in the same way with respect to mortgage-backed and asset-backed securities as the Funds listed in the previous sentence. The second sentence of Multi-Asset Growth Fund’s fundamental investment policy number 5 does not limit in any way Multi-Asset Growth Fund’s investments in debt obligations, other financial instruments, repurchase agreements, and securities loans of any kind. For purposes of applying the terms of the Total Return Bond Fund’s, the Core Fixed Income Fund’s and the Emerging Markets Fixed Income Fund’s fundamental investment policy 7 above, at the time of the establishment of the restriction, swap contracts were not within the understanding of the term “commodities,” and, for clarity, notwithstanding any federal legislation or regulatory action by the U.S. Commodity Futures Trading Commission (“CFTC”) that subjects swaps to regulation by the CFTC, the Funds are not restricted from investing in or entering into swap contracts by fundamental policy 7. The Strategic Commodity Fund’s fundamental investment policy number 4 above will not limit any purchase by the Fund of any commodity-related instruments.

For purposes of the Funds’ policies (including the fundamental policies discussed above), any actions taken or omitted or investments made in reliance on, or in accordance with, exemptive relief, no action relief, interpretive guidance or other regulatory or governmental action or guidance, shall be considered to have been taken, made, or omitted in accordance with applicable law.

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It is contrary to the current policy of the Funds, which policy may be changed without shareholder approval, to invest more than 15% of each Fund’s respective net assets in securities which are determined to be illiquid by the Fund’s Board of Trustees (the “Board” or the “Trustees”), or persons designated by the Board to make such determinations (such as a Fund’s Adviser) in accordance with procedures adopted by the Board.

Non-Fundamental Investment Policies

The investment restrictions below, which only apply to the Total Return Bond Fund, the Core Fixed Income Fund, and the Emerging Markets Fixed Income Fund (or as otherwise indicated), as well as all other investment policies indicated herein (exclusive of the fundamental policies above) are non-fundamental restrictions, which with respect to a Fund may be changed by vote of a majority of the Board of Trustees at any time.

1.    No Fund will borrow money, except that (a) a Fund may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities; (b) a Fund may enter into reverse repurchase agreements; (c) a Fund may utilize mortgage-dollar rolls; and (d) the Funds may enter into futures contracts subject to the conditions set forth in paragraph 7 below. The total amount borrowed by a Fund (including, for this purpose, reverse repurchase agreements and mortgage dollar rolls) at any time will not exceed 33  1⁄3% of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings pursuant to (a) exceed 5% of the value of a Fund’s total assets, the Fund will not purchase any securities.

2.    The Fund may issue senior securities except as prohibited under the 1940 Act.

3.    No Fund will underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “Securities Act”), by virtue of disposing of portfolio securities.

4.    No Fund will purchase any securities that would cause 25% or more of the Fund’s net assets at the time of purchase to be invested in the securities of any one particular industry or group of industries, provided that this limitation shall not apply to any Fund’s purchase of U.S. Government Securities (for purposes of this restriction, (i) loan participations will be considered investments in the industry of the underlying borrower, (ii) investment companies are not considered to constitute an industry, and (iii) derivatives counterparties are not considered to be part of any industry).

The following are not fundamental policies: The Emerging Markets Fixed Income Fund may invest more than 25% of the value of its net assets in debt securities issued or guaranteed by the governments of emerging markets countries, but it will not invest more than 25% of its net assets in fixed income instruments issued or guaranteed by companies, financial institutions and government entities in any one emerging market country. In determining industry classifications for foreign issuers, each Fund will use reasonable classifications that are not so broad that the primary economic characteristics of the companies in a single class are materially different. Each Fund will determine such classifications of foreign issuers based on the issuer’s principal or major business activities.

5.    No Fund may purchase or sell real estate, although a Fund may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

6.    No Fund will invest in commodities or commodities contracts, except that the Funds may enter into swap transactions and futures contracts or purchase related options thereon. The entry into foreign currency forward contracts and options or interest rate futures contracts shall not be deemed to involve investing in commodities.

7.    No Fund will purchase securities on margin, except that a Fund may obtain any short-term credits necessary for clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts and related options will not be deemed to be a purchase of securities on margin.

8.    The extent to which each Fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 851(b) of the Internal Revenue Code of 1986, as amended (the “Code”).

All percentage limitations and requirements as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with a Fund’s limitation or requirement.

Except as stated elsewhere in the Funds’ Prospectus or this Statement of Additional Information (“SAI”), to the extent the Funds have reserved the freedom to invest in a type of investment or to utilize a particular investment practice, each Fund may invest in such investment or engage in such investment practice without limit.

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of a Fund are represented at the meeting in person.

INVESTMENT STRATEGIES

The Funds’ Prospectuses describe each of the respective Fund’s principal investment strategies. The following provides information that supplements the information provided in the Funds’ Prospectuses.

Certain strategies and instruments described below may not apply to your Fund. Unless a strategy, instrument or policy described below is specifically prohibited by the investment restrictions listed in your Fund’s Prospectus, under “Investment Restrictions” in this SAI, or by applicable law, the Fund may, but will not necessarily, engage in each of the investment practices described below.

The Advisers’ investment process may take into account a number of factors. These factors may include, among others, standard of living convergence, consumer deleveraging, private sector debt transference and demographic shifts, position in the business cycle, sector returns, relative growth, monetary and fiscal policy, risk integration, market sentiment, behavioral analysis, relative value, market technicals, and government and /or regulatory intervention.

Each of the Funds will attempt to achieve its objectives by investing in a variety of investments (that may be obligations of domestic or foreign entities), such as but not limited to (as specified in greater detail below), (i) U.S. Government Securities; (ii) corporate debt securities, including bonds, notes and debentures; (iii) corporate and asset-backed commercial paper; (iv) mortgage and other asset-backed securities of all kinds, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”) and Re-REMICs (which are REMICs that have been resecuritized); (v) variable and floating rate debt securities (including inverse floaters and floating rate notes); (vi) subordinated corporate, mortgage, and asset-backed securities; (vii) equity securities of any kind; (viii) commodities; (ix) bank certificates of deposit; (x) fixed time deposits and bankers’ acceptances; (xi) money market securities; (xii) repurchase agreements and reverse repurchase agreements; (xiii) hybrid securities; (xiv) obligations of foreign governments or their subdivisions, agencies and instrumentalities or foreign corporate issuers; (xv) loan participations and assignments; (xvi) commercial whole mortgage loans; (xvii) derivatives (including but not limited to options, futures contracts, including Treasury futures, swap agreements such as credit default swaps, interest rate swaps, and total and excess return swaps, and currency-related transactions, including forward exchange contracts and futures contracts); (xviii) private placements, including Regulation S and Rule 144A securities; (xix) futures and options on futures relating to currencies, indexes and other financial factors; (xx) loans; (xxi) defaulted debt securities; (xxii) mortgage dollar rolls; (xxiii) other mutual funds, including Exchange Traded Funds (“ETFs”), such as iShares; (xxiv) unrated securities; (xxv) structured notes; (xxvi) municipal bonds and securities; (xxvii) collateralized debt obligations such as collateralized loan obligations and collateralized bond obligations; (xxviii) perpetual maturity bonds; (xxix) inflation-indexed bonds; and (xxx) real estate investment trusts (“REITs”). Each of the Funds generally will invest in some, but generally not all, of these types of investments at any given time. Depending on the Fund’s principal investment strategies, the amount of the Fund’s assets that may be committed to any of these types of investments (if any) may vary. The above list of investments is not intended to be an exhaustive list of the types of investments in which the Funds may invest.

Strategies and Investments

In attempting to achieve its investment objectives, a Fund may utilize, among others, one or more of the strategies or securities set forth below. The Funds may, in addition, invest in other instruments (including derivative investments) or use other investment strategies that are developed or become available in the future and that are consistent with their objectives and restrictions. The investment strategies described below may be pursued directly by the Funds.

Borrowing and Other Forms of Leverage.  Each Fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in a Fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s holdings. In addition to borrowing money from banks, a Fund may engage in certain other investment transactions that may be viewed as forms of financial leverage –

for example, entering into reverse repurchase agreements, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery, or forward commitment transactions, or using derivatives such as swaps, futures, forwards, and options.

Derivatives.  Some of the instruments in which the Funds may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. The market value of derivative instruments and securities sometimes may be more volatile than those of other instruments and each type of derivative instrument may have its own special risks.

Some over-the-counter derivative instruments may expose a Fund to the credit risk of its counterparty. In the event the counterparty to such a derivative instrument becomes insolvent, a Fund potentially could lose all or a large portion of its investment in the derivative instrument.

Investing for hedging purposes or to increase a Fund’s return may result in certain additional transaction costs that may reduce a Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the security or currency that is the subject of the hedge, or that a particular derivative position will be available when sought by the Adviser. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Certain derivatives may create a risk of loss greater than the amount invested. Each Fund or its agents will earmark or segregate liquid assets on its books against such Fund’s derivatives exposures to the extent required by applicable law.

Equity Securities. The Funds may invest in equity securities. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stock. Common stocks represent an equity or ownership interest in an issuer. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has priority over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and riskier than some other forms of investment, although under certain market conditions various fixed-income investments have comparable or greater price volatility. Therefore, the value of an investment in a Fund may at times decrease instead of increase. The Funds’ investments may include securities traded over-the-counter as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions.

Smaller Company Equity Securities.  The Funds may invest in equity securities of companies with small market capitalizations. Such investments may involve greater risk than is usually associated with larger, more established companies. Companies with small market capitalizations often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalizations or market averages in general. To the extent a Fund invests in securities with small market capitalizations, the net asset value of the Fund may fluctuate more widely than market averages.

Exchange-Traded Funds and other Investment Companies.  The Funds may invest in shares of both open- or closed-end investment companies (including single country funds and ETFs) and trusts, limited partnerships, limited liability companies or other forms of business organizations, including other pooled investment vehicles sponsored or advised by, or otherwise affiliated with, the Adviser or related parties of the Adviser. Investing in another pooled vehicle exposes a Fund to all the risks of that pooled vehicle.

As the shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses the Fund pays in connection with its own operations. If the Fund invests in pooled or other investment vehicles sponsored by an Adviser or related parties of an Adviser (“other DoubleLine Funds”), the Adviser will waive its advisory fee in an amount equal to the advisory fees paid to the Adviser or a related party by other DoubleLine Funds and other pooled investment vehicles in respect of Fund assets so invested. The Fund’s investments in other investment companies may be limited by applicable law. It is possible that, under certain circumstances, the Fund may be prevented by applicable law from investing in other investment companies when doing so may otherwise be the most efficient way for the Fund to obtain exposure to a portfolio of debt securities.

Despite the possibility of greater fees and expenses, investments in other investment companies may nonetheless be attractive for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a portfolio manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

Among the types of investment companies in which a Fund may invest are Portfolio Depositary Receipts (“PDRs”) and Index Fund Shares (PDRs and Index Fund Shares are collectively referred to as “exchange-traded funds” or ETFs). PDRs represent interests in a UIT holding a portfolio of securities that may be obtained from the UIT or purchased in the secondary market. Each PDR is intended to track the underlying securities, trade like a share of common stock, and pay to PDR holders periodic dividends proportionate to those paid with respect to the underlying securities, less certain expenses. Index Fund Shares are shares issued by an open-end management investment company that seeks to provide investment results that correspond generally to the price and yield performance of a specified index (Index Fund). Individual investments in PDRs generally are not redeemable, except upon termination of the UIT. Similarly, individual investments in Index Fund Shares generally are not redeemable.

However, large quantities of PDRs known as “Creation Units” are redeemable from the sponsor of the UIT. ETFs include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), Optimized Funds as Listed Securities (“OPALS”), Dow Jones Industrial Average Instruments (“Diamonds”), NASDAQ 100 tracking shares (“QQQ”) and I-Shares.

SPDRs.  SPDRs track the performance of a basket of stocks intended to track the price performance and dividend yields of the S&P 500 until a specified maturity date. SPDRs are listed on the American Stock Exchange. Holders of SPDRs are entitled to receive quarterly distributions corresponding to dividends received on shares contained in the underlying basket of stocks net of expenses. On the maturity date of the SPDRs’ UIT, the holders will receive the value of the underlying basket of stocks.

OPALS.  OPALS track the performance of adjustable baskets of stocks until a specified maturity date. Holders of OPALS are entitled to receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks, net of expenses. On the maturity date of the OPALS’ UIT, the holders will receive the physical securities comprising the underlying baskets.

I-Shares™.  I-Shares are Index Fund Shares. I-Shares track the performance of specified equity market indexes, including the S&P 500. I-Shares are listed on the New York Stock Exchange Arca and the Chicago Board Option Exchange. Holders of I-Shares are entitled to receive distributions not less frequently than annually corresponding to dividends and other distributions received on shares contained in the underlying basket of stocks net of expenses.

Block sizes of ETF shares, also known as “Creation Units,” are redeemable from the issuing ETF. The liquidity of smaller holdings of ETF shares will depend upon the existence of a secondary market.

Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on investments in ETFs. ETFs also carry the risk that the price a Fund pays or receives may be higher or lower than the ETF’s net asset value. ETFs are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. ETFs and other investment companies in which a Fund may invest may be leveraged, which would increase the volatility of a Fund’s net asset value.

The Floating Rate Fund will not generally invest in other registered investment companies in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act.

Fixed-Income Securities.  The Funds may invest in fixed-income securities. Fixed-income securities include a broad array of short-, medium-, and long-term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate and private issuers of various types. The maturity date is the date on which a fixed-income security matures. This is the date on which the borrower must pay back the borrowed amount, which is known as the principal. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer’s obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity. The rate of interest on fixed-income securities may be fixed, floating, or variable. Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Fixed-income securities are subject to credit risk, market risk, and interest rate risk. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and, conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving a Fund of a favorable stream of future interest or dividend payments. A Fund could buy another security, but that other security might pay a lower interest rate. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a call option and redeem the security during times of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may be forced to replace the called security with a lower yielding security.

Changes by nationally recognized securities rating organizations (“NRSROs”) in their ratings of any fixed-income security or the issuer of a fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund’s net asset value.

Because interest rates vary, it is impossible to predict the income, if any, for any particular period for a Fund that invests in fixed-income securities. Fluctuations in the value of a Fund’s investments in fixed-income securities will cause the net asset value of each class of the Fund to fluctuate also.

Duration is an estimate of how much a bond Fund’s share price will fluctuate in response to a change in interest rates. In general, the value of a fixed-income security with positive duration will generally decline if interest rates increase, whereas the value of a security with negative duration will generally decline if interest rates decrease. If interest rates rise by one percentage point, the share price of a Fund representing a portfolio of debt securities with an average duration of five years would be expected to decline by approximately 5%. If rates decrease by a percentage point, the share price of the Fund representing a portfolio of debt securities with an average duration of five years would be expected to rise by approximately 5%. The greater the duration of a bond (whether positive or negative), the greater its percentage price volatility. Only a pure discount bond – that is, one with no coupon or sinking-fund payments – has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

Each Fund may invest in variable- or floating-rate securities (including, but not limited to, floating rate notes issued by the U.S. Treasury), which bear interest at rates subject to periodic adjustment or provide for periodic recovery of principal on demand. The value of a Fund’s investment in certain of these securities may depend on a Fund’s right to demand that a specified bank, broker-dealer, or other financial institution either purchase such securities from a Fund at par or make payment on short notice to a Fund of unpaid principal and/or interest on the securities. These securities are subject to, among others, interest rate risk and credit risk.

Generally, the Advisers use the terms debt security, debt obligation, bond, fixed-income instrument and fixed-income security interchangeably. These terms should be considered to include any evidence of indebtedness, including, by way of example, a security or instrument having one or more of the following characteristics: a security or instrument issued at a discount to its face value, a security or instrument that pays interest at a fixed, floating, or variable rate, or a security or instrument with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. These terms are interpreted broadly to include any instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities. For this purpose, the terms also include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities. As new fixed-income instruments are developed, the Advisers may invest in those opportunities for the Funds as well.

Futures Contracts.  A Fund may purchase and sell futures contracts (each a “futures contract”), including interest rate futures and security index futures contracts, futures contracts on commodities or commodity-related derivatives, Treasury futures, currency and currency index futures contracts, on securities or currencies eligible for purchase by the Fund.

A Fund may enter into interest rate futures contracts and securities index futures contracts (collectively referred to as “financial futures contracts”) for hedging or other purposes. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument during a specified future period at a specified price. Securities index futures contracts, which are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, are similar in economic effect, but they are based on a specific index of securities (rather than on specified securities) and are settled in cash.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in that index, and the index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If a Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

Treasury futures are futures contracts that track the prices of specific U.S. Treasury securities.

In order to hedge its investments successfully using financial futures contracts, a Fund must invest in futures contracts with respect to securities, indexes or sub-indexes the movements of which will, in an Adviser’s judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a futures position when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. There is no assurance that a Fund will be able to enter into closing transactions.

The Funds may enter into futures contracts on other underlying assets or indexes, including physical commodities and indexes of physical commodities.

At any time prior to expiration of a futures contract, a Fund may seek to close the position by taking an opposite position which would typically operate to terminate a Fund’s position in the futures contract. A final determination of any variation margin is then made, additional cash is required to be paid by or released to a Fund and a Fund realizes a loss or gain.

Margin Payments.  When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as initial margin. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming a Fund satisfies its contractual obligations. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Subsequent payments to and from the broker occur on a daily basis in a process known as marking to market. These payments are called variation margin and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying index rises above the delivery price, that Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, a Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on Financial Futures Contracts.  Each Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Special Risks of Transactions in Futures Contracts and Related Options.  Financial futures contracts entail risks. If an Adviser’s judgment about the general direction of interest rates or markets is wrong, a Fund’s overall performance may be poorer than if no financial futures contracts had been entered into. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. In addition, the market prices of financial futures contracts may be affected by certain factors.

Liquidity Risks.  Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although a Fund may intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging Risks.  There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge. The Advisers will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and a Fund’s portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to the Advisers’ ability to correctly predict movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an Adviser still may not result in a successful hedging transaction over a very short time period.

Other Risks.  A Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which a Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and, if the Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, a Fund’s ability to enter into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

DoubleLine Capital has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to CFTC Regulation 4.5 (the “exclusion”). Accordingly, the Adviser currently is not subject to registration or regulation as a pool operator under the CEA. The Funds other than the Strategic Commodity Fund currently expect to operate in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Adviser’s ability to manage the Funds under certain market conditions and may adversely affect the Funds’ total returns. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 with respect to a Fund and is required to register with the CFTC as a commodity pool operator, the relevant Funds’ expenses may increase and the relevant Funds may be adversely affected. The relevant Funds may be limited in their ability to use futures and options on futures and to engage in certain swaps transactions during any period where its investment adviser is not registered as a Commodity Pool Operator or Commodity Trading Advisor. Such limitations are not expected to affect the normal operations of the Funds.

The Strategic Commodity Fund is a commodity pool under the CEA and DoubleLine Commodity is registered as a “commodity pool operator” and “commodity trading advisor” under the CEA with respect to that Fund. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Strategic Commodity Fund. Compliance with the CFTC’s regulatory requirements could increase Fund expenses, adversely affecting the Fund’s total return.

Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or are proposed to be taken are new limits and reporting requirements for speculative positions, particularly in the energy markets, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of the instruments in which a Fund invests. Subject to certain limitations, a Fund may enter into futures contracts or options on such contracts to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Fund resulting from interest rate or market fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage its effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In connection with the purchase or sale of futures contracts, a Fund will be required to either (i) segregate sufficient cash or other liquid assets to cover the outstanding position or (ii) cover the futures contract by either owning the instruments underlying the futures contracts or by holding a portfolio of securities with characteristics substantially similar to the underlying index or stock index comprising the futures contracts or by holding a separate offsetting option permitting it to purchase or sell the same futures contract.

A Fund may purchase or sell interest rate futures for the purpose of hedging some or all of the value of its portfolio securities against changes in prevailing interest rates or to manage its duration or effective maturity. If a Fund’s Adviser anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities may fall, the Fund may sell futures contracts. If declining interest rates are anticipated, the Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

High Yield Securities (“Junk Bonds”).  Corporate bonds and certain other fixed income instruments (for purposes of this discussion, all such instruments are herein referred to as “securities”) rated below investment grade, or such instruments that are unrated and are determined by the Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds”. A security is generally considered to be below investment grade if it is rated Ba1 by Moody’s Investors Service, Inc. (“Moody’s”) and BB+ by Standard & Poor’s Ratings Group (“S&P”), or lower, or the equivalent by any other nationally recognized statistical rating organization. See Appendix A for a description of these ratings.

While offering a greater potential opportunity for capital appreciation and higher yields compared to higher-rated fixed income securities, high yield investments typically entail greater potential price volatility and may be less liquid than higher-rated securities. Junk bonds and high yield investments may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit a Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by Moody’s, S&P, or any other NRSRO does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed-income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed-income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect a Fund’s net asset value.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which the Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called leveraged buy-out transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell lower-rated securities when the Fund’s Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value. In order to enforce its rights in the event of a default under lower-rated securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s net asset value. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, a Fund’s intention to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which the Fund may exercise its rights by taking possession of such assets.

Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Lower-rated securities may be subject to certain risks not typically associated with investment grade securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

Unrated Securities.  Subject to its investment policies, each Fund may purchase unrated securities (which are not rated by a rating agency) if the Fund’s Adviser determines that the securities are of comparable quality to rated securities that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative creditworthiness. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Fund’s Adviser’s analysis than if the Fund invested exclusively in higher-quality and rated securities.

Money Market Instruments.  All Funds may invest in money market instruments. These instruments include, but are not limited to:

U.S. Government Securities.  Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds.

Bank Obligations.  Obligations including certificates of deposit, fixed time deposits and bankers’ acceptances, commercial paper (see below) and other debt obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below.

Eurodollar Certificates of Deposit.  Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad).

Obligations of Savings Institutions.  Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by federal deposit insurance).

Fully Insured Certificates of Deposit.  Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $250,000 principal amount per certificate and to 15% or less of a Fund’s net assets in all such obligations and in all illiquid assets, in the aggregate.

Commercial Paper.  Each Fund may purchase commercial paper rated within the highest ratings categories by S&P or Moody’s or the equivalent by any other NRSRO or, if not rated, the security is determined by the Fund’s Adviser to be of comparable quality.

Money Market Mutual Funds.  Shares of United States money market investment companies.

Other Short-Term Obligations.  Debt securities initially issued with a remaining maturity of 397 days or less and that have a short-term rating within ratings categories of at least A-1 by S&P or P-1 by Moody’s or the equivalent by any other NRSRO.

Options.  The Funds may purchase and write (sell) call and put options, including options listed on U.S. or foreign securities exchanges or written in over-the-counter transactions (“OTC Options”).

Exchange-listed options are issued by the Options Clearing Corporation (“OCC”) (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC Options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Funds. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between a Fund and the transacting dealer, without the intermediation of a third party such as the OCC. In the event the counterparty to such a derivative instrument becomes insolvent, a Fund will lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom. It is the position of the SEC that OTC Options are generally illiquid.

Purchasing Call and Put Options.  Each Fund may purchase a call option in order to close out a covered call position (see “Covered Call Writing” below), to protect against an increase in price of a security it anticipates purchasing. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC Option. In either case, the call purchased is likely to be on the same securities and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

Each Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, a Fund would incur no additional loss. In addition, a Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such a sale would result in a net gain or loss depending whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Such gain or loss could be offset in whole or in part by a change in the market value of the underlying security. If a put option purchased by a Fund expired without being sold or exercised, the premium would be lost.

Covered Call Writing.  Each Fund is permitted to write covered call options on securities. Generally, a call option is covered if a Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its custodian in a segregated account) the underlying security subject to the option, or otherwise segregates sufficient cash or U.S. Government securities or other liquid securities to cover the outstanding position. A call option is also covered if a Fund holds a call on the same security as the underlying security of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written.

The writer of an option receives from the purchaser, in return for a call it has written, a premium (i.e., the price of the option). Receipt of these premiums may better enable a Fund to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by a Fund if the securities underlying the option are ultimately sold by the Fund at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency.

However, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities upon which call options have been written increases, a Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

With respect to listed options and certain OTC Options, during the option period, a Fund may be required, at any time, to deliver the underlying security against payment of the exercise price on any calls it has written (exercise of certain listed and OTC Options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once a Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

Closing purchase transactions are ordinarily effected to realize a profit or loss on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security.

If a call option expires unexercised, a Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security equal to the difference between the purchase price of the underlying security and the proceeds of the sale of the security plus the premium received on the option less the commission paid.

Covered Put Writing.  Each Fund is permitted to write covered put options on securities. As a writer of a covered put option, a Fund incurs an obligation to buy the security underlying the option from the purchaser of the put at the option’s exercise price at any time during the option period at the purchaser’s election (certain listed and OTC put options written by a Fund will be exercisable by the purchaser only on a specific date). A put is covered if, at all times during the option period, a Fund maintains, in a segregated account, cash or other liquid assets in an amount equal to at least the exercise price of the option. Similarly, a short put position could be covered by a Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash or other liquid assets which a Fund holds in a segregated account. In writing puts, a Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, a Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

Options on Foreign Currencies.  Each Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in foreign currency forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, a Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, a Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby locking in the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, a Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. Each Fund may also purchase call and put options to close out written option positions. As with securities, these options may be covered.

Each Fund may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to the Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, a Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. Each Fund may also write options to close out long call option positions. A put option on a foreign currency would be written by a Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which the Fund anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to a Fund resulting from an increase in the U.S. dollar value of the foreign security. However, a Fund could not benefit from any decline in the cost of the foreign security which is greater than the price of the premium received. Each Fund may also write options to close out long put and call option positions.

A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market for such options. Although a Fund will not purchase or write such options unless and until, in the opinion of the Fund’s Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a hedged investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

Options on Futures Contracts.  Each Fund may also purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option.

The Funds will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, a Fund wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Fund seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of a Fund’s portfolio.

Repurchase Agreements.  Repurchase agreements, which may be viewed as a type of secured lending by a Fund, typically involve the acquisition by a Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreements will provide that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and, with respect to United States repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. A Fund will accrue interest from the institution until the date the repurchase occurs. Although this date is deemed by each Fund to be the maturity date of a repurchase agreement, the maturities of the collateral securities are not subject to any limits and may exceed one year. Repurchase agreements that have more than seven days remaining to maturity will be considered illiquid for purposes of the restriction on each Fund’s investment in illiquid and restricted securities.

Reverse Repurchase Agreements.  Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. Reverse repurchase agreements are speculative techniques involving leverage. Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve the risk that the buyer of the securities sold might be unable to deliver them when the Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, the Fund may be delayed or prevented from recovering the security that it sold.

Securities Loans.  Each Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 33 1/3% of its total assets, thereby potentially realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before a Fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, marked-to-market daily. The borrower pays to a Fund an amount equal to any dividends or interest received on securities lent. A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. A Fund bears the risk of any loss on the investment of the collateral; any such loss may exceed, potentially by a substantial amount, any profit to the Fund from its securities lending activities. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable a Fund to exercise voting rights on any matters materially affecting the investment. Each Fund may also call such loans in order to sell the securities. A Fund may pay fees in connection with arranging loans of its portfolio securities.

Swap Agreements.  Each Fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. An example of one type of swap involves the exchange by a Fund with another party of their respective commitments to pay or receive cash flows, for example, an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease a Fund’s exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if a Fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. The value of a Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price. A Fund’s ability to engage in certain swap transactions may be limited by tax considerations.

A Fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to a Fund. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. Under certain circumstances, suitable transactions may not be available to a Fund, or the Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Swaps carry counterparty risks that cannot be fully anticipated. Also, because swap transactions typically involve a contract between the two parties, such swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to a Fund.

Each Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in a Fund’s use of options.

Credit Default Swaps. A credit default swap is an agreement between a Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). As a credit protection seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a U.S. or non-U.S. corporate issuer on its debt obligations. In return for its obligation, the Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments, and would have no payment obligations to the counterparty. A Fund may sell credit protection in order to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.

A Fund may enter into credit default swap contracts as protection buyer in order to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s) (also known as buying credit protection). This would involve the risk that the investment may expire worthless and would only generate gain in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to a Fund. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.

Credit default swaps involve a number of special risks. A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When a Fund acts as a seller of a credit default swap, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. Each party to a credit default swap is subject to the credit risk of its counterparty (the risk that its counterparty may be unwilling or unable to perform its obligations on the swap as they come due). The value of the credit default swap to each party will change based on changes in the actual or perceived creditworthiness of the underlying issuer.

A protection buyer may lose its investment and recover nothing should an event of default not occur. A Fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market. There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally.

The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. The parties to a credit default swap may be required to post collateral to each other. If a Fund posts initial or periodic collateral to its counterparty, it may not be able to recover that collateral from the counterparty in accordance with the terms of the swap. In addition, if the Fund receives collateral from its counterparty, it may be delayed or prevented from realizing on the collateral in the event of the insolvency or bankruptcy of the counterparty. A Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Total and Excess Return Swaps. Each Fund may also enter into total and excess return swap agreements, which are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security or commodity, basket of securities or commodities, or securities or commodities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total and excess return swap agreements may be used to obtain exposure to a security, commodity, or market without owning or taking physical custody of such security or investing directly in such market. Total and excess return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total and excess return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder. Swap agreements also bear the risk that a Fund will not be able to meet its obligation to the counterparty. A Fund may enter into total and excess return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total or excess return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total or excess return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total or excess return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total or excess return swap agreement.

Many swaps are complex and often valued subjectively. Many over-the-counter derivatives are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an over-the-counter derivative. Valuation risk is more pronounced when a Fund enters into over-the-counter derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of a Fund’s net asset value.

When, As and If Issued Securities.  A Fund may purchase securities on a “when, as and if issued” basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of a Fund until the Fund’s Adviser determines that issuance of the security is probable. A Fund may purchase securities on such basis without limit. The purchase of securities on a “when, as and if issued” basis may create investment leverage and increase the volatility of the Fund’s net asset value. A Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

When-Issued and Delayed Delivery Securities and Forward Commitments.  When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, a Fund assumes many of the benefits and risks of ownership of the security, including the risk of price and yield fluctuations, but does not take delivery of the security until a date substantially after the date the transaction is entered into. Because the Fund is not required to pay for the security until the delivery date, these transactions may create investment leverage. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security.

Mortgage-backed and Asset-backed Securities.  Mortgage-backed securities, including CMOs and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. The Funds may each invest in any such instruments or variations as may be developed, to the extent consistent with its investment objectives and policies and applicable regulatory requirements. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.

A Fund may also invest in hybrid ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of locking in attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. Principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Federal, state and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages. Certain of those proposals involve actions that would likely affect the mortgages that underlie or relate to certain mortgage-related securities, including securities or other instruments which the Funds may hold or in which they may invest. Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation. The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by the Funds and could cause a Fund’s net asset value to decline, potentially significantly. Significant uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution are impossible to predict.

The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. See “—Collateralized Debt Obligations” below.

Consistent with a Fund’s investment objective and policies, the Adviser may also cause a Fund to invest in other types of mortgage- and asset-backed securities offered currently or in the future, including certain yet-to-be-developed types of mortgage- and asset-backed securities which may be created as the market evolves.

Collateralized Debt Obligations.  Collateralized debt obligations (“CDOs”) are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which may be backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows from the CDO trust are generally split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Senior tranches pay the lowest interest rates but are generally safer investments than more junior tranches because, should there be any default, senior tranches are typically paid first. The most junior tranches, such as equity tranches, would attract the highest interest rates but suffer the highest risk of loss should the holder of an underlying loan default. If some loans default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which the Funds invest. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Adviser under liquidity policies approved by the Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

The Funds may invest in CDOs (including CLOs and CBOs) and other structured products (see “Structured Products and Structured Notes Risk”) sponsored or managed by, or otherwise affiliated with, the Adviser or related parties of the Adviser. Such investments may include investments in debt or equity interests issued of the CDO or structured product as well as investments purchased on the secondary market, and a Fund may invest in any tranche of the CDO or structured product, including an equity tranche.

Collateralized Mortgage Obligations (CMOs) and Multiclass Pass-Through Securities.  CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), or Federal Home Loan Mortgage Corporation (“Freddie Mac”) certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require the Funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, characteristics of CMOs described below apply in most cases to REMICs, as well.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities. For more information on stripped mortgage securities, see “Stripped Mortgage Securities” below.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile. See “—Collateralized Debt Obligations” above for a discussion on investments in structured products with multiple tranches.

CMO Residuals.  CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of a CMO is applied first to make required payments of principal and interest on the securities or certificates issued by the CMO and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid.”

Government Mortgage Pass-Through Securities.  A Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality or sponsored corporation of the U.S. Government (“Federal Agency”) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at payments (not necessarily in fixed amounts) that are a pass-through of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The government mortgage pass-through securities in which the Funds may invest include those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, modified pass-through instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

The Housing and Economic Recovery Act of 2008 (“HERA”) authorized the Secretary of the Treasury to support Fannie Mae, Freddie Mac, and the Federal Home Loan Banks (“FHLBs”) (collectively, the “GSEs”) by purchasing obligations and other securities from those government-sponsored enterprises. HERA gave the Secretary of the Treasury broad authority to determine the conditions and amounts of such purchases.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for Fannie Mae and Freddie Mac. There may be proposals from the U.S. Congress or other branches of the U.S. Government regarding the conservatorship, including regarding reforming Fannie Mae and Freddie Mac or other GSEs or winding down their operations, which may or may not come to fruition. There can be no assurance that such proposals, even those that are not adopted, will not adversely affect the values of the Funds’ assets.

In connection with the conservatorship, the U.S. Treasury, exercising powers granted to it under HERA, entered into a Senior Preferred Stock Purchase Agreement (“SPA”) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. On December 24, 2009, the U.S. Treasury announced further amendments to the SPAs which included additional financial support for each GSE through the end of 2012 and changes to the limits on their retained mortgage portfolios. Although legislation has been enacted to support certain GSEs, including the FHLBs, Freddie Mac and Fannie Mae, there is no assurance that GSE obligations will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the GSEs and the values of their related securities or obligations.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPA is intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Fannie Mae and Freddie Mac may be dependent upon the continued support of the U.S. Treasury and the FHFA in order to continue operating their businesses. Fannie Mae and Freddie Mac also receive substantial support from the Federal Reserve, which may cease at any time. The conservatorship has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether Fannie Mae or Freddie Mac will continue to exist following the conservatorship or what their respective businesses structures will be during or following the conservatorship.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s available assets. The future financial performance of Fannie Mae and Freddie Mac is heavily dependent on the performance of the U.S. housing market.

In the event of repudiation, the payments of interest to holders of Fannie Mae, or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed security holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to Ginnie Mae, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

As of the date of this SAI, there have been ongoing discussions regarding the operation of Fannie Mae and Freddie Mac; there can be no assurance as to the outcome of these discussions, nor any prediction about the resulting impact on the U.S. housing or financial markets.

Inverse Floaters. An inverse floater is a type of instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index. Changes in interest rates generally, or the interest rate of the other security or index, inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed-rate bond. Brokers typically create inverse floaters by depositing an income-producing instrument, which may be a mortgage-backed security, in a trust. The trust in turn issues a variable rate security and inverse floaters. The returns on the inverse floaters may be leveraged, increasing substantially their volatility and interest rate sensitivity. The rate at which interest is paid by the trust on an inverse floater may vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate), and the market prices of inverse floaters may as a result be highly sensitive to changes in interest rates and in prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee.

Loans, Assignments, and Participations.  A Fund may make loans, and may acquire or invest in loans made by others. A Fund may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, a Fund may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower, by means of an assignment or a participation. In an assignment, a Fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The Fund assumes the position of a co-lender with other syndicate members. As an alternative, a Fund may purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, the Fund will generally be entitled to receive from the lending institution amounts equal to the payments of principal, interest and premium, if any, on the loan received by the institution, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. In the case of a participation, the value of a Fund’s loan investment will depend at least in part on the credit standing of the assigning or participating institution. The loans in which a Fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. Investments in loans may be of any quality, including “distressed” loans. A Fund also may gain exposure to loans and related investments through the use of total and excess return swaps and/or other derivative instruments and through private funds and other pooled investment vehicles, including some which may be sponsored or advised by the Fund’s Adviser or its related parties (see “Derivatives”).

Many loans are made by a syndicate of banks, represented by an agent bank (the “Agent”) which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate (the “Lenders”), and for enforcing its and their other rights against the borrower. Each of the lending institutions, which may include the Agent, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a borrower.

A Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or may be difficult to liquidate. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by a Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s net asset value. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which a Fund will invest, however, the Fund’s Adviser will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. The Adviser’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Because loans in which a Fund may invest may not be rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan may depend heavily on the Fund’s Adviser’s or the original lending institution’s credit analysis of the borrower.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what an Adviser believes to be a fair price. Additionally, even where there is a market for certain loans the settlement period may be extended, up to several weeks or longer. That means a Fund may have a limited ability to receive payment promptly on the sale of some of the loans in its portfolio. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. The Adviser to a Fund will determine the liquidity of a Fund’s investments by reference to, among other things, market conditions and contractual provisions. Assignments and participations are generally not registered under the Securities Act, and thus investments in them may be limited by the Funds’ limitations on investment in illiquid securities.

Investments in loans through a direct loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-owner. Loans and certain other forms of direct indebtedness may not be classified as “securities” under the federal securities laws and, therefore, purchasers of such instruments may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws. In the absence of definitive regulatory guidance, each Fund relies on its Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a Fund.

It is the position of the SEC that, in the case of loan participations or assignments where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, a Fund should treat both the lending bank or other lending institution and the borrower as “issuers.” If and to the extent a Fund treats a financial intermediary as an issuer of indebtedness, a Fund may in certain circumstances be limited in its ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Economic exposure to loan interests through the use of derivative transactions, including, among others, total and excess return swaps, may involve greater risks than if a Fund had invested in the loan interest directly during a primary distribution or through assignments of, or participations in, a bank loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks.

In managing the Funds, the Advisers may seek to avoid the receipt of material, non-public information (“Confidential Information”) about the issuers of floating rate loans or other investments being considered for acquisition by a Fund or held in a Fund’s portfolio if the receipt of the Confidential Information would restrict one or more of the Advisers’ clients, including, potentially, the Funds, from trading in securities they hold or in which they may invest. In many instances, issuers offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s loans or other securities. In circumstances when the Advisers decline to receive Confidential Information from these issuers, a Fund may be disadvantaged in comparison to other investors, including with respect to evaluating the issuer and the price the Fund would pay or receive when it buys or sells those investments, and the Fund may not take advantage of investment opportunities that it otherwise might have if it had received such Confidential Information. Further, in situations when a Fund is asked, for example, to grant consents, waivers or amendments with respect to such investments, the Advisers’ ability to assess such consents, waivers and amendments may be compromised. In certain circumstances, the Advisers may determine to receive Confidential Information, including on behalf of clients other than the Funds. Receipt of Confidential Information by the Advisers could limit a Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time. In certain situations, the Advisers may create information walls around persons (“walled-off personnel”) having access to the Confidential Information to limit the restrictions on others at the Advisers. Those measures could impair the ability of walled-off personnel to assist in managing a Fund. Also, certain issuers of senior floating rate loans, other bank loans and related investments may not have any publicly traded securities (“Private Issuers”) and may offer private information pursuant to confidentiality agreements or similar arrangements. A Fund’s Adviser may access such private information, while recognizing that the receipt of that information could potentially limit the Fund’s ability to trade in certain securities if the Private Issuer later issues publicly traded securities. If a Fund’s Adviser intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to sell certain investments held by the Fund.

The Advisers are, and may be in the future, affiliated with certain large financial institutions (“affiliates”) that hold interests in an entity that are of a different class or type than the class or type of interest held by a Fund. For example, an affiliate may hold securities in an entity that are senior or junior to the securities held by a Fund, which could mean that the affiliate will be entitled to different payments or other rights, or that in a workout or other distressed scenario the interests of the affiliate might be adverse to those of the Fund and the affiliate might recover all or part of its investment while the Fund might not. Conflicts also will arise in cases where the Funds and affiliates invest in different parts of an issuer’s capital structure, including circumstances in which one or more affiliates may own private securities or obligations of an issuer and a Fund may own public securities of the same issuer. For example, an affiliate may acquire a loan, loan participation, or a loan assignment of a particular borrower in which one or more Funds have an equity investment. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, the Advisers may find that their own interests, the interests of an affiliate, and/or the interests of one or more Funds could conflict. The Advisers may seek to avoid such conflicts, and, as a result, the Advisers may choose not to make such investments on behalf of the Funds. Those foregone investment opportunities may adversely affect the Funds’ performance if similarly attractive opportunities are not available or cannot be identified.

Lending Fees. In the process of buying, selling and holding loans, a Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of the loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by a Fund may include covenant waiver fees and covenant modification fees.

Borrower Covenants. A borrower under a loan typically may be required to comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the Lender or lending syndicate (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the loan with a certain portion of excess cash flow. Excess cash flow is generally defined as net income after scheduled debt service payments, taxes paid in cash and permitted capital expenditures but before depreciation and amortization among other adjustments. A breach of a covenant which is not waived by the Agent, or by the lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the lenders directly, as the case may be, has the right to call the outstanding loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower. In the case of a loan in the form of a participation, the agreement between the buyer and seller may limit the rights of the participant to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant.

Administration of Loans. In certain loans, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. A Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The Agent usually does, but is often not obligated to, notify holders of loans of any failures of compliance. In certain loans such as asset-backed loans, the Agent may monitor the value of the collateral, if any, and if the value of such collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to loans for which the Agent does not perform such administrative and enforcement functions, the Advisers will perform such tasks on behalf of the Funds, although a collateral bank will typically hold any collateral on behalf of the Funds and the other lenders pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy or insolvency proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of loans. However, if assets held by the Agent for the benefit of a Fund were determined to be subject to the claims of the Agent’s general creditors, a Fund might incur certain costs and delays in realizing payment on a loan, or suffer a loss of principal and/or interest. In situations involving other intermediate participants similar risks may arise.

Prepayments. Loans may require, in addition to scheduled payments of interest and principal, the prepayment of the loan from free cash flow, as defined above. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a Fund derives interest income will be reduced. However, the Fund may, but will not necessarily, receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new loan with the proceeds from the prepayment of the former.

Bridge Financings. Loans may be designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Loans may also be obligations of borrowers who have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness or its willingness or ability to repay the bridge loan.

Senior Loans. Senior floating rate loans may be made to or issued by U.S. or non-U.S. banks or other corporations (“Senior Loans”). Senior Loans include senior floating rate loans and institutionally traded senior floating rate debt obligations issued by asset-backed pools and other issues, and interests therein. Senior Loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from other holders of loan interests. Senior Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as the London Inter-Bank Offered Rate, “LIBOR”) plus a premium. Senior Loans generally (but not always) hold the most senior position in the capital structure of a borrower and, if below investment grade quality, are often secured with collateral.

From time to time, the Advisers and their related parties may borrow money from various banks in connection with their business activities. Such banks may also sell Senior Loans to or acquire them from a Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Loans held by a Fund.

To the extent that the collateral, if any, securing a Senior Loan consists of the stock of the borrower’s subsidiaries or other affiliates, a Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no requirement to pledge additional collateral. In addition, a Senior Loan may be guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a secured Senior Loan. On occasions when such stock cannot be pledged, the secured Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for such Senior Loan. However, the borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of secured Senior Loans.

If a borrower becomes involved in bankruptcy proceedings, a court under certain circumstances potentially could invalidate a Fund’s security interest in any loan collateral or subordinate a Fund’s rights under a secured Senior Loan to the interests of the borrower’s unsecured creditors. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive “reasonably equivalent value” for granting the security interest in the loan collateral to a Fund. For secured Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of such loan were not received or retained by the borrower, but were instead paid to other persons, such as shareholders of the borrower, in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Fund’s security interest in any loan collateral. If a Fund’s security interest in loan collateral is invalidated or a secured Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the secured Senior Loan.

Delayed Funding Loans and Revolving Credit Facilities.  Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its exposure to a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid or which the Fund needs to sell other assets to raise cash to satisfy its obligor).

Mortgage Dollar Rolls.  The Funds may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While a Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities. The use of mortgage dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes.

Private Mortgage Pass-Through Securities.  Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Mortgage Assets often consist of a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial mortgage-backed securities than in a pool of assets backing residential mortgage-backed securities hence they may be more sensitive to the performance of fewer Mortgage Assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security.

Loan Pool Investments. A Fund may invest in pools of loans through a trust or other entity that issues interests in the loans, some of which may be senior to others. Alternatively, a Fund may invest directly in a pool of loans, itself or with other clients of the Advisers or their related parties. A Fund’s direct investments in pools of loans present risks that may differ from a Fund’s investments in mortgage and other asset-backed securities. For example, if it were to invest directly in such pools, a Fund would share in all losses incurred on the loans in the pool. However, if a Fund were to invest in a senior tranche of a mortgage- or other asset-backed security, it might have a more limited exposure to losses on the loans. In connection with a Fund’s purchase of certain loan portfolios, a Fund will incur costs, which may include the costs of various diligence-related services. The diligence-related services a Fund may require in connection with such investments may include, without limitation, loan file review, underwriting documentation review, and site visits. The Adviser would typically rely on information and analysis provided by these diligence-related services in determining whether to invest in a particular loan portfolio. The costs associated with investments in a pool of loans may be significant and will reduce the performance contribution of such loans and, potentially, a Fund’s performance.

Stripped Mortgage Securities.  Stripped mortgage securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities issued by Federal Agencies generally will be treated by the Funds as liquid securities under procedures adopted by the Funds and approved by the Funds’ Board.

Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal from the mortgage assets (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity (the expected rate of return on a bond if held until the end of its lifetime) on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities.

A Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

Yankee Dollar Obligations, Eurobonds, Global Bonds. Certain debt securities purchased by the Funds may take the forms of Yankee dollar obligations, Eurobonds or global bonds. Yankee dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign issuers, such as corporations and banks. A Eurobond is a bond issued in a currency other than the currency of the country or market in which it is issued. Global bonds are bonds that can be offered within multiple markets simultaneously. Unlike Eurobonds, global bonds can be issued in the local currency of the country of issuance.

Foreign Currency Transactions.  A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that the Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it.

Each Fund may engage in both transaction hedging and position hedging. When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. Each Fund may engage in transaction hedging when it desires to lock in the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Each Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. Each Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, each Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option. Each Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of an Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

The Funds may engage in foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by a Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which a Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. Each Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund’s portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver. To offset some of the costs of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

Each Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling futures contracts on foreign currencies and options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political, social, and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Currency Forward and Futures Contracts.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

A Fund may enter into foreign currency forward contracts in order to protect against the risk that the U.S. dollar value of the Fund’s dividends, interest, net realized capital gains, sales proceeds or investments denominated in foreign currency will decline, including to the extent of any devaluation of the currency during the intervals between (a) (i) the time the Fund becomes entitled to receive or receives dividends, interest, net realized capital gains or sales proceeds or (ii) the time an investor gives notice of a requested redemption of a certain amount and (b) the time such amount(s) are converted into U.S. dollars for remittance out of the particular country or countries.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options.  Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when an Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion.  Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Foreign Investments and Related Risks.  A Fund may invest in securities issued by a foreign issuer or by an issuer with significant revenue or other exposure to foreign markets. There may be less information publicly available about a foreign market, issuer, or security than about U.S. markets or a U.S. issuer or security, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and a Fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. In addition, local market holidays or other factors may extend the time for settlement of purchases and sales of a Fund’s investments in securities that trade on foreign markets. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Extended settlement cycles or other delays in settlement may increase a Fund’s liquidity risk and require the Fund to employ alternative methods (e.g., through borrowings) to satisfy redemption requests during periods of large redemption activity in Fund shares.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding or other taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of a Fund’s investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding and other taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company. Certain countries may also limit investment by foreign persons to only a specific class of securities that may have less advantageous terms, and such securities may be less liquid than other classes of securities of an issuer.

To the extent a Fund invests a significant portion of its assets in a specific geographic region, countries or group of countries, the Fund will have greater exposure to risks associated with such region, country or group of countries. See “Risk Considerations – Focused Investment Risk” in this SAI.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as emerging markets. For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. In addition, the economies of certain developing or emerging market countries may be dependent on a single industry or limited group of industries, which may increase the risks described above and make those countries particularly vulnerable to global economic and market changes.

There may also be limited counterparties available in developing markets, which may increase a Fund’s credit risks. Foreign government regulations may restrict potential counterparties to certain financial institutions that are located in or operating in a particular country. Such counterparties may not possess creditworthiness standards, financial reporting standards, and legal protections similar to counterparties located in developed markets, which can increase the risk associated with a Fund’s investments in such markets.

The values of foreign securities may be adversely affected by changes in currency exchange rates. This may be because the foreign securities are denominated and/or traded in a foreign currency or because the assets or revenues of an issuer are denominated in a currency different from the issuer’s debt or other obligations. For example, the credit quality of issuers who have outstanding debt denominated in the U.S. dollar, and the values of their debt obligations, may be adversely affected if the value of the U.S. dollar strengthens relative to the value of the currency in which the issuer’s assets or revenues are denominated. In addition, each Fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a Fund’s income has been earned and translated into U.S. dollars (but before payment), a Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries and the values of a Fund’s investments in those markets. A foreign government may seek to devalue its currency if it has issued debt in its local currency because any such devaluation reduces the burden on it of repaying its debt obligations. Any devaluation of a currency in which a Fund’s portfolio holdings are denominated will reduce the value of and return on the investment to the Fund when translated into U.S. dollars.

Any partial or complete dissolution of the European Monetary Union (the “EMU”) could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, a Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that the Funds may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. When debt and similar obligations issued by foreign issuers are denominated in a currency (e.g., the U.S. dollar or the Euro) other than the local currency of the issuer, the subsequent strengthening of the non-local currency against the local currency will generally increase the burden of repayment on the issuer and may increase significantly the risk of default by the issuer.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

American Depositary Receipts (“ADRs”) as well as other hybrid forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations or other exposure to foreign markets. If a Fund invests in securities issued by foreign issuers, the Fund may be subject to the risks described above even if all of the Fund’s investments are denominated in United States dollars, especially with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued in United States dollars or other hard currencies.

Forward Commitments and Dollar Rolls.  A Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if a Fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if a Fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced (“TBA”) purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the Fund of an advantageous yield or price. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if the Fund’s Adviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

A Fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

A Fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, a Fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. A Fund would also be able to earn interest on the proceeds of the sale before they are reinvested. A Fund accounts for dollar rolls as purchases and sales. Dollar rolls may be used to create investment leverage and may increase the Fund’s risk and volatility.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that a Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, a Fund may be adversely affected.

Hybrid Securities.  A Fund may acquire hybrid securities. A third party or Adviser may create a hybrid security by combining an income-producing debt security (“income producing component”) and the right to receive payment based on the change in the price of an equity security (“equity component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The equity component is achieved by investing in securities or instruments such as cash-settled warrants or options to receive a payment based on whether the price of a common stock surpasses a certain exercise price, or options on a stock index. A hybrid security comprises two or more separate securities, each with its own market value. Therefore, the market value of a hybrid security is derived from the values of its income-producing component and its equity component.

A holder of a hybrid security faces the risk of a decline in the price of the security or the level of the index involved in the equity component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the hybrid security. The equity component has risks typical to a purchased call option. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a hybrid security includes the income-producing component as well, the holder of a hybrid security also faces risks typical to all debt securities.

Sovereign Debt Obligations.  A Fund may invest in sovereign debt, including of emerging market countries. Investors should be aware that certain sovereign debt instruments in which the Funds may invest may involve great risk and may be deemed to be the equivalent in terms of credit quality to securities rated below investment grade by Moody’s and S&P.

Sovereign debt may be issued by foreign developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supranational government entities. Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves or its inability to sufficiently manage fluctuations in relative currency valuations, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward principal international lenders such as the International Monetary Fund, and the political and social constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may decide to default on their sovereign debt in whole or in part. Holders of sovereign debt (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding through which holders of sovereign debt (including a Fund) may attempt to collect all or a portion of their investment upon a default, which could result in significant losses to the Funds.

A Fund may invest in Brady Bonds, sovereign debt securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Investments in Brady Bonds involve various risks associated with investing in sovereign debt securities and may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to lose interest or principal on holdings consisting of Brady Bonds.

A Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of that Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a RIC for federal tax purposes. See “Distributions and Taxes” below.

In recent years, some of the countries in which a Fund may invest have encountered difficulties in servicing their sovereign debt. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations; in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future where holders of sovereign debt may be requested to participate in similar rescheduling of such debt.

The ability or willingness of foreign governments to make timely payments on their sovereign debt is likely to be influenced strongly by a country’s balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect its exports. Such events could extinguish a country’s trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

The occurrence of political, social, economic and diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Funds’ investments. The countries issuing such instruments are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to services their sovereign debt. There can be no assurance that adverse political changes will not cause the Funds to suffer a loss of interest or principal on any of its holdings.

As a result of all of the foregoing, a government obligor may default on its obligations and/or the values of its obligations may decline significantly. If an event of default occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Bankruptcy, moratorium and other similar laws designed to protect and enforce the rights of creditors may not apply to issuers of sovereign debt obligations in many jurisdictions may be substantially different from those applicable to issuers of private debt obligations, and/or may be ineffective in enforcing the Funds’ rights or effecting a recovery on the Funds’ investments. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Periods of economic uncertainty may result in the volatility of market prices of sovereign debt and in turn, the Funds’ net asset values, to a greater extent than the volatility inherent in domestic securities. The value of sovereign debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market.

Commodities.  A Fund may invest directly or indirectly in commodities (such as precious metals, industrial metals, natural gas or other energy commodities, and agriculture and livestock). Commodity prices can be more volatile than prices of other types of investments and can be affected by a wide range of factors, including changes in overall market movements, speculative activity of other investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation or other confiscation, economic or other sanctions, international regulatory, political, and economic developments (for example, regime changes and changes in economic activity levels), and developments affecting a particular sector, industry, or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs and international economic, political and regulatory developments. The Fund may at times have significant exposure to particular sectors through its commodities-related investments, including, without limitation, the energy, industrial metals, and agricultural and livestock sectors and may be exposed to greater risk associated with events affecting those sectors. Certain commodities may also originate from or be produced in countries or regions that are experiencing or may experience social and political unrest and may be subject to risks associated with economic, social or political developments in those countries or regions.

A Fund may also use commodity-related derivatives such as commodity-linked swaps, commodity index-linked structured notes and other derivative instruments that provide exposure to the investment returns of the commodity markets without direct investment in physical commodities or commodities futures contracts. Commodity-linked swaps are derivative instruments whereby the cash flows agreed upon between counterparties are dependent upon the price of the underlying commodity or commodity index over the life of the swap. The value of the swap will rise and fall in response to changes in the underlying commodity or commodity index. These swaps expose the Fund economically to movements in commodity prices. A Fund may also invest in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return is based on a multiple of the performance of the relevant index or basket. Structured notes may be structured by the issuer or the purchaser of the note. Structured notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank’s prime rate. The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. A Fund may also take long and/or short positions in commodities by investing in other investment companies, ETFs or other pooled investment vehicles, such as commodity pools. Certain of these other investment vehicles may seek to provide exposure to commodities without actually owning physical commodities, and may therefore produce different results than they would through ownership of the commodities.

A Fund may hold positions in commodity futures contracts. Commodity futures contracts are agreements between two parties in which one party agrees to buy an asset from another party at a later date at a price and quantity that is agreed upon at the time the contract is made. Commodity futures contracts are generally traded on futures exchanges. Transactions in commodity futures that are traded on futures exchanges occur through a clearing corporation that processes trades, offers a secondary market for futures trading, and offers trading of futures contracts with standardized contract expiration dates and contract sizes. Commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market. Upon entering a futures transaction, the purchaser is typically required to deposit an initial margin payment to a futures commission merchant. Futures clearinghouses typically mark every futures contract to market at the end of each trading day. If the Fund’s futures positions have declined in value, the Fund may be required to post additional margin when its futures contracts are marked-to-market. Prior to the expiration of a futures contract, the Fund may elect to close out its position, at which time a final determination of variation margin is made. At that time, the then realizes any loss or gain on the futures transaction.

The values of these derivatives may fluctuate more than the relevant underlying commodity or commodities or commodity index. The requirements for qualification as a RIC can limit the manner in or extent to which a Fund may enter into certain commodity-related derivatives, such as commodities futures contracts discussed above, and such derivatives may adversely affect the Fund’s ability to qualify as a RIC. See “Distributions and Taxes” below.

Convertible Securities.  A Fund may invest in convertible securities. Convertible securities include bonds, debentures, notes, preferred stock and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities may entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged. A Fund may invest in convertible bonds and debentures of any credit quality and maturity.

The market value of a convertible security is a function of its investment value and its conversion value. A security’s investment value represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s conversion value is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security generally trades like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security is typically more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

A Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when to do so is not in the best interests of the shareholders.

The Funds also may invest in “synthetic” convertible securities, which will be selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities or instruments that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by purchasing warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Funds may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes.

A Fund’s investments in convertible securities, including synthetic convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid, in which case the Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.

Exchange-Traded Notes (“ETNs”).  A Fund may invest in ETNs. ETNs have many features of senior, unsecured, unsubordinated debt securities. Their returns are linked to the performance of a particular asset, such as a market index, less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. A Fund may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant asset. ETNs do not typically make periodic interest payments and principal is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the asset to which the ETN is linked, and the credit rating of the ETN issuer. ETNs represent an unsecured obligation and therefore carry with them the risk that the counterparty will default and a Fund may not be able to recover the current value of its investment. The market value of an ETN may differ from the performance of the applicable asset and there may be times when an ETN trades at a premium or discount to the underlying asset’s value. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the assets on which the ETN’s return is based. A change in the issuer’s credit rating may also affect the value of an ETN despite the underlying asset remaining unchanged. ETNs are also subject to tax risk. For tax purposes, no assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs or amounts realized thereon; further, the requirements for qualification as a RIC may limit the extent to which a Fund may invest in certain ETNs. See “Distributions and Taxes” below.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the Fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Securities” and “Structured Investments” in this Statement of Additional Information.

Floating Rate and Variable Rate Demand Notes.  A Fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Inflation-Protected Securities.  A Fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. A Fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, a Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If a Fund purchases in the secondary market U.S. TIPS whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. A Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, if a Fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a RIC and to eliminate any fund-level income tax liability under the Code.

Infrastructure Investments.  A Fund may invest in securities and other obligations of U.S. and non-U.S. issuers providing exposure to infrastructure investment. Infrastructure investments may be related to physical structures and networks that provide necessary services to society, such as transportation and communications networks, water and energy utilities, and public service facilities. Securities, instruments and obligations of infrastructure-related companies and projects are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies and projects also may be affected by or subject to (i) regulation by various government authorities, including rate regulation; (ii) service interruption due to environmental, operational or other mishaps; (iii) the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and (iv) general changes in market sentiment towards infrastructure and utilities assets.

Initial Public Offerings.  A Fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds advised by the Adviser to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. There can be no assurance that investments in IPOs will be available to the Funds or improve the Fund’s performance.

Municipal Bonds.  Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Changes in law or adverse determinations by the IRS or a state tax authority could cause the income from some of these obligations to become taxable.

Short-term municipal bonds are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

Certain types of private activity bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term municipal bonds if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute municipal bonds, although current federal tax laws place substantial limitations on the size of such issues.

The Funds do not expect to qualify to pass through to shareholders the tax-exempt character of interest on municipal bonds.

Participation interests.  A Fund may invest in municipal bonds either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal bonds, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal bonds will be exempt from federal income tax to the same extent as interest on the municipal bonds. A Fund may also invest in municipal bonds by purchasing from banks participation interests in all or part of specific holdings of municipal bonds. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement.

Stand-by commitments.  If a Fund purchases municipal bonds, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those municipal bonds. A stand-by commitment may be considered a security independent of the municipal bond to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal bond to a third party at any time. It is expected that stand-by commitments generally will be available without the payment of direct or indirect consideration.

Yields.  The yields on municipal bonds depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings assigned by NRSROs represent their opinions as to the credit quality of the municipal bonds that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of municipal bonds or changes in the investment objectives of investors. Subsequent to purchase by a Fund, an issue of municipal bonds or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund’s portfolio, but the Adviser will consider such an event in its determination of whether the Fund should continue to hold an investment in its portfolio.

Moral obligation bonds.  The Funds may invest in so-called moral obligation bonds, where repayment is backed by a moral commitment of an entity other than the issuer, if the credit of the issuer itself, without regard to the moral obligation, meets the investment criteria established for investments by the relevant Fund.

Municipal leases.  A Fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain non-appropriation clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a non-appropriation lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Additional risks.  Securities in which a Fund may invest, including municipal bonds, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s municipal bonds in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of municipal bonds. Further proposals limiting the issuance of municipal bonds may well be introduced in the future.

Private Investment Vehicles.  A Fund may also invest in private investment funds, pools, vehicles, or other structures such as, without limitation, hedge funds, private equity funds or other pooled investment vehicles, which may take the form of corporations, partnerships, trusts, limited partnerships, limited liability companies, or any other form of business organization (collectively, “private funds”), including those sponsored or advised by the Adviser or its related parties. Private funds may utilize leverage without limit and, to the extent a Fund invests in private funds that utilize leverage, the Fund will indirectly be exposed to the risks associated with that leverage and the values of its shares may be more volatile as a result. If a private fund in which a Fund invests is not publicly offered or there is no public market for its shares, the Fund may be prohibited by the terms of its investment from selling its shares in the private fund, or may not be able to find a buyer for those shares at an acceptable price. Securities issued by private funds are generally issued in private placements and are restricted securities. An investment in a private fund may be highly volatile and difficult to value. A Fund would bear its pro rata share of the expenses of any private fund in which it invests. See “Private Placement and Restricted Securities” below.

An investment in private funds sponsored or advised by the Adviser or its related parties presents certain conflicts of interest. Private funds may pay the Adviser (or its related parties) different levels of fees, each based on the amount of assets invested in them. Accordingly, the Adviser or its related parties may earn fees if the Adviser invests a Fund’s assets in private funds that pay fees to the Adviser or its related parties, and may earn more in payments if a Fund’s assets are allocated to those private funds paying fees at the highest rates. This provides the Adviser an incentive to allocate a Fund’s assets into those private funds that pay the highest rate of fees to the Adviser and its related parties; however, the Adviser has a duty to disregard that incentive and allocate a Fund’s assets based on the best interest of a Fund.

Private Placement and Restricted Securities.  A Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often restricted securities, i.e., securities which cannot be sold to the public without registration under the Securities Act or the availability of an exemption from registration (such as Rules 144 or 144A), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of the Advisers may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

Real Estate Investment Trusts (“REITs”).  A Fund may invest in REITs. REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest primarily in direct fee ownership or leasehold ownership of real property and derive most of their income from rents, are generally affected by changes in the values of and incomes from the properties they own. Mortgage REITs invest mostly in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and investments in mortgage-related securities. Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow.

Mortgage REITs are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit and are subject to the risks described above under “mortgage-backed securities risk” and “prepayment risk.” Mortgage REITs are also subject to significant interest rate risk. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to the risks of leverage. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. The use of leverage may not be advantageous to a mortgage REIT. To the extent that a mortgage REIT incurs significant leverage, it may incur substantial losses if its borrowing costs increase or if the assets it purchases with leverage decrease in value.

A Fund’s investment in a REIT may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes or may require the Fund to accrue and distribute income not yet received. In addition, distributions attributable to REITs made by a Fund to Fund shareholders will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Redeemable Securities.  Certain securities held by a Fund may permit the issuer at its option to call or redeem its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Short Sales and Short Positions.  Short sales are transactions in which a Fund sells an instrument it does not own, in anticipation of a decline in the market value of that instrument. To complete such a transaction, the Fund must borrow the instrument to make delivery to the buyer. The Fund then is obligated to replace the instrument borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Fund. Until the instrument is replaced, the Fund is required to repay the lender any dividends or interest that accrues during the period of the loan. The Fund may also enter into a derivative transaction in order to establish a short position with respect to a reference asset. To borrow the instrument or establish the position, the Fund also may be required to pay a premium, which would increase the cost of the instrument sold or position established. The net proceeds of the short position will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short positions.

The Fund will incur a loss as a result of the short position if the price of the instrument or the value of the reference asset increases between the date of the short sale or short position and the date on which the Fund replaces the borrowed instrument or otherwise closes out the transaction. A Fund will generally realize a gain if the instrument or the value of the reference asset declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short position. There can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. A Fund’s ability to engage in short sales may from time to time be limited or prohibited because of the inability to borrow certain instruments in the market, legal restrictions on short sales, or other reasons. The loss to a Fund from a short position is potentially unlimited.

Short-Term Investments.  Short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market mutual funds or similar pooled investments.

Special Purpose Acquisition Companies.  A Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale. A Fund’s affiliates may create a SPAC for purchase by the Fund to assist the Fund in purchasing certain assets not otherwise available to the Fund.

Stapled Securities.  A Fund may invest in stapled securities, which are financial instruments comprised of two or more different instruments that are contractually bound to form a single salable unit; they cannot be bought or sold separately. Stapled securities may often include a share in a company and a unit in a trust related to that company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income, if any, derived from them may fall as well as rise. The market for stapled securities may be illiquid at times, even for those securities that are listed on a domestic or foreign exchange.

Structured Investments.  A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Warrants.  A Fund may invest in warrants, which are instruments that give the Fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, a Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

A Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of a Fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

Commercial Real Estate Loans.  A Fund may acquire and originate performing commercial whole mortgage loans secured by a first mortgage lien on commercial property, which may be structured to either permit that Fund to retain the entire loan, or sell the lower yielding senior portions of the loans and retain the higher yielding subordinate investment. Typically, borrowers of these loans are institutions and real estate operating companies and investors. These loans are generally secured by commercial real estate assets in a variety of industries with a variety of characteristics. A Fund may originate and own entire whole loans or in some cases may choose to originate and syndicate a portion of the risk or participate in syndications led by other institutions. In some cases, a Fund may originate and fund a first mortgage loan with the intention of selling the senior tranche, or an A-Note, and retaining the subordinated tranche, or a B-Note, or mezzanine loan tranche. A Fund may seek, in the future, to enhance the returns of all or a senior portion of its commercial mortgage loans through securitizations, should the market to securitize commercial mortgage loans recover. In addition to interest, a Fund may receive origination fees, extension fees, modification or similar fees in connection with our whole mortgage loans.

B-Notes.  A Fund may originate or invest in B-Notes. A B-Note is a mortgage loan typically (i) secured by a first mortgage on a single large commercial property or group of related properties and (ii) subordinated to an A-Note secured by the same first mortgage on the same collateral. As a result, if a borrower defaults, there may not be sufficient funds remaining for B-Note holders after payment to the A-Note holders. Since each transaction is privately negotiated, B-Notes can vary in their structural characteristics and risks. For example, the rights of holders of B-Notes to control the process following a borrower default may be limited in certain investments. A Fund cannot predict the terms of each B-Note investment and does not have control over the terms of the investments held by an Investment Fund. Further, B-Notes typically are secured by a single property, and so reflect the increased risks associated with a single property compared to a pool of properties.

Mezzanine Loans.  A Fund may also originate or invest in mezzanine loans, which are loans that are subordinate in the capital structure of the borrower, meaning that there may be significant indebtedness ranking ahead of the borrower’s obligation to that Fund in the event of the borrower’s insolvency. Such loans may be collateralized with tangible fixed assets such as real property or interests in real property, or may be uncollateralized. As with other loans to corporate borrowers, repayment of a mezzanine loan is dependent on the successful operation of the borrower. Mezzanine loans may also be affected by the successful operation of other properties, the interests in which are not pledged to secure the mezzanine loan. While mezzanine investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the mezzanine investments and may benefit from cross-default provisions and security over the borrower’s assets, some or all of such terms may not apply to particular mezzanine investments. Mezzanine investments generally are subject to various risks including, without limitation, (i) a subsequent characterization of an investment as a

“fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt incurred in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to collateral securing the obligations. In addition to interest, a Fund may receive origination fees, extension fees, modification or similar fees in connection with investments in mezzanine loans.

Income Deposit Securities.  A Fund may purchase income deposit securities (“IDSs”). Each IDS represents two separate securities, shares of common stock and subordinated notes issued by the same company, that are combined into one unit that trades like a stock on an exchange. Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. An IDS is typically listed on a stock exchange, but the underlying securities typically are not listed on the exchange until a period of time after the listing of the IDS or upon the occurrence of certain events (e.g., a change of control of the issuer of the IDS). When the underlying securities are listed, the holders of IDSs generally have the right to separate the components of the IDSs and trade them separately.

There may be a thinner and less active market for IDSs than that available for other securities. The value of an IDS will be affected by factors generally affecting common stock and subordinated debt securities, including the issuer’s actual or perceived ability to pay interest and principal on the notes and pay dividends on the stock.

The U.S. federal income tax treatment of IDSs is not entirely clear and there is no authority that directly addresses the tax treatment of securities with terms substantially similar to IDSs. Among other things, although it is expected that the subordinated notes portion of an IDS will be treated as debt, if it were characterized as equity rather than debt, then it would be possible that the interest paid on the notes might be treated as dividends (to the extent paid out of the issuer’s earnings and profits, but it is not at all clear that such dividends would qualify for favorable long-term capital gains rates currently available to dividends on other types of equity.

Indexed Securities.  Certain of the Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Master Limited Partnerships.  A Fund may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. Certain of the Funds also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

A Fund may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

The manner and extent of a Fund’s investments in MLPs and limited liability companies may be limited by its intention to qualify as a RIC under the Code, and any such investments by the Fund may adversely affect the ability of the Fund to so qualify.

Zero-Coupon and Payment-in-Kind Bonds.  A Fund may invest without limit in so-called zero-coupon bonds and payment-in-kind bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. Thus, it may be necessary at times for the Fund to liquidate other investments in order to satisfy its distribution requirements under the Code.

Perpetual Bonds.  Perpetual bonds offer a fixed return with no maturity date. Because they never mature, perpetual bonds can be more volatile than other types of bonds that have a maturity date and may have heightened sensitivity to changes in interest rates. An issuer of perpetual bonds is responsible for coupon payments in perpetuity but does not have to redeem the securities. Perpetual bonds are often callable after a set period of time, typically between 5 and 10 years. It is possible that one or more perpetual bonds in which the Funds invest will be characterized as equity rather than debt for U.S. federal income tax purposes. Where such perpetual bonds are issued by non-U.S. issuers, they may be treated in turn as equity securities of a “passive foreign investment company.” See “Distributions and Taxes” below for additional information on the tax considerations relating to a Fund’s equity investments in passive foreign investment companies.

RISK CONSIDERATIONS

The following risk considerations relate to investment practices undertaken by the Funds. Generally, since shares of a Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of each Fund’s portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up. You can lose money by investing in a Fund. There is no guarantee of successful performance, that a Fund’s objective can be achieved or that an investment in a Fund will achieve a positive return. An investment in a Fund should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program.

Prospective investors should consider the following risks. Because the following is a combined description of the risks associated with investing in the Funds, your Fund may not be subject to certain of the risks described below or not subject to certain risks to the same degree as other Funds. Please see your Fund’s Prospectus for more information on the principal risks and investment strategies associated with your Fund. In addition, your Fund may be subject to any of the risks described in the Prospectus, even if it is not a principal risk of the Fund.

General

Various market risks can affect the price or liquidity of an issuer’s securities. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

Certain risks exist because of the composition and investment horizon of a particular portfolio of securities. Prices of many securities tend to be more volatile in the short-term and lack of diversification in a portfolio can also increase volatility.

Equity Issuer Risk

The market prices of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. The values of equity securities may decline due to general market conditions that are not necessarily related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They also may decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, the values of equity securities may decline for a number of reasons that may relate directly to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than bonds and other debt securities, although under certain market conditions various fixed income investments may have comparable or greater price volatility. The values of equity securities paying dividends at high rates may be more sensitive to change in interest rates than are other equity securities.

Concentration Risk

Concentrating investments in related investments increases the risk of loss because the investments may decline in value due to, for example, developments adversely affecting the industries in which the issuers of the investments operate. In addition, investors may buy or sell substantial amounts of a Fund’s shares in response to factors affecting or expected to affect a given industry, resulting in extreme inflows and outflows of cash into and out of a Fund. Such inflows or outflows might affect management of a Fund adversely to the extent they were to cause a Fund’s cash position or cash requirements to exceed normal levels.

Loan Risk

Investments in loans are generally subject to the same risks as investments in other types of debt obligations, including, among others, credit risk, interest rate risk, prepayment risk, and extension risk. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. This means loans are often subject to significant credit risks, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. This risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower’s debt service).

The interest rates on floating rate loans typically adjust only periodically. Accordingly, adjustments in the interest rate payable under a loan may trail prevailing interest rates significantly, especially if there are limitations placed on the amount the interest rate on a loan may adjust in a given period. Certain floating rate loans have a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level. When interest rates are low, this feature could result in the interest rates of those loans becoming fixed at the applicable minimum level until interest rates rise above that level. Although this feature is intended to result in these loans yielding more than they otherwise would when interest rates are low, the feature might also result in the prices of these loans becoming more sensitive to changes in interest rates should interest rates rise but remain below the applicable minimum level.

In addition, investments in loans may be difficult to value and may be illiquid. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of the borrower related to a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may increase the expenses of the Fund or cause the Fund to be unable to realize the full value of its investment in the loan, resulting in a material decline in the Fund’s net asset value.

Opportunities to invest in loans or certain types of loans, such as Senior Loans, may be limited. Alternative investments may provide lower yields and may, in a Fund’s Adviser’s view, offer less attractive investment characteristics. The limited availability of loans may be due to a number of reasons, including that direct lenders may allocate only a small number of loans to new investors, including the Fund. There may also be fewer loans made or available that the Adviser finds attractive investment opportunities, particularly during economic downturns. Also, lenders or agents may have an incentive to market only the least desirable loans to investors such as a Fund. If the market demand for loans increases, the availably of loans for purchase and the interest paid by borrowers may decrease.

Additional risks of investments in loans may include:

Agent/Intermediary Risk.  If the Fund holds a loan through another financial intermediary, as is the case with a participation, or relies on another financial intermediary to administer the loan, as is the case with most multi-lender facilities, the Fund’s receipt of principal and interest on the loan and the value of the Fund’s loan investment will depend at least in part on the credit standing of the financial intermediary and therefore will be subject to the credit risk of the intermediary. The Fund will be required to rely upon the financial intermediary from which it purchases a participation interest to collect and pass on to the Fund such payments and to enforce the Fund’s rights and may not be able to cause the financial intermediary to take what it considers to be appropriate action. As a result, an insolvency, bankruptcy or reorganization of the financial intermediary may delay or prevent the Fund from receiving principal interest and other amounts with respect to the Fund’s interest in the loan. In addition, if the Fund relies on a financial intermediary to administer a loan, the Fund is subject to the risk that the financial intermediary may be unwilling or unable to demand and receive payments from the borrower in respect of the loan, or otherwise unwilling or unable to perform its administrative obligations.

Collateral Impairment Risk.  The terms of certain loans in which the Fund may invest require that collateral be maintained to support payment of the borrower’s obligations under the loan. However, the value of the collateral may decline after the Fund invests, and the value of the collateral may not be sufficient to cover the amount owed to the Fund. In addition, the Fund’s interest in collateral securing a loan may be found invalid or may be used to pay other outstanding obligations of the borrower under applicable law. In the event that a borrower defaults, the Fund’s access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that all or some of the collateral may be illiquid. The Fund may have to participate in legal proceedings or take possession of and manage assets that secure the issuer’s obligations. This could increase the Fund’s operating expenses and decrease its net asset value.

Equity Securities and Warrants.  The acquisition of equity securities may generally be incidental to the Fund’s purchase of a loan. The Fund may acquire equity securities as part of an instrument combining a loan and equity securities of a borrower or its affiliates. The Fund also may acquire equity securities issued in exchange for a loan or in connection with the default and/or restructuring of a loan, including subordinated and unsecured loans, and high-yield securities. Equity securities include common stocks, preferred stocks and securities convertible into common stock. Equity securities are subject to market risks and the risks of changes to the financial condition of the issuer, and fluctuations in value.

Highly Leveraged Transactions.  The Fund may invest in loans made in connection with highly leveraged transactions. These transactions may include operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing. Those loans are subject to greater credit and liquidity risks than other types of loans. If the Fund voluntarily or involuntarily sold those types of loans, it might not receive the full value it expected.

Stressed, Distressed or Defaulted Borrowers.  The Fund can also invest in loans of borrowers that are experiencing, or are likely to experience, financial difficulty. These loans are subject to greater credit and liquidity risks than other types of loans. In addition, the Fund can invest in loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors. Various laws enacted for the protection of debtors may apply to loans.

A bankruptcy proceeding or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan. If a lawsuit is brought by creditors of a borrower under a loan, a court or a trustee in bankruptcy could take certain actions that would be adverse to the Fund. For example:

●	Other creditors might convince the court to set aside a loan or the collateralization of the loan as a “fraudulent conveyance” or “preferential transfer.” In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.

●	A bankruptcy court may restructure the payment obligations under the loan so as to reduce the amount to which the Fund would be entitled.

●	The court might discharge the amount of the loan that exceeds the value of the collateral.

●	The court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law, decreasing, potentially significantly, the likelihood of any recovery on the Fund’s investment.

Limited Information Risk.  Because there is limited public information available regarding loan investments, the Fund is particularly dependent on the analytical abilities of the Fund’s portfolio managers.

Interest Rate Benchmarks.  Interest rates on loans typically adjust periodically often based on a benchmark rate plus a premium or spread over the benchmark rate. The benchmark rate usually is the Prime Rate, LIBOR, the Federal Reserve federal funds rate, or other base lending rates used by commercial lenders (each as defined in the applicable loan agreement).

The interest rate on Prime Rate-based loans floats daily as the Prime Rate changes, while the interest rate on LIBOR based loans is reset periodically, typically between 30 days and one year. Certain floating or variable rate loans may permit the borrower to select an interest rate reset period of up to one year or longer. Investing in loans with longer interest rate reset periods or fixed interest rates may increase fluctuations in the Fund’s net asset value as a result of changes in interest rates.

Certain loans may permit the borrower to change the base lending rate during the term of the loan. In recent years, the differential between the lower LIBOR base rates and the higher Prime Rate base rates prevailing in the commercial bank markets has widened to the point that the payments paid by borrowers with LIBOR based interest rates do not currently compensate for the differential between the Prime Rate and the LIBOR base rates. Consequently, borrowers have increasingly selected the LIBOR-based pricing option, resulting in a yield on loans that is consistently lower than the yield available from the Prime Rate-based pricing option. If this trend continues, it may significantly limit the ability of the Fund to achieve a net return to shareholders that approximates the average published Prime Rate of leading U.S. banks. The Advisers cannot predict whether this trend will continue.

Restrictive Loan Covenants.  Borrowers must comply with various restrictive covenants typically contained in loan agreements. They may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. They may include requirements that the borrower prepay the loan with any free cash flow. A break of a covenant that is not waived by the agent bank (or the lenders) is normally an event of default that provides the agent bank or the lenders the right to call the outstanding amount on the loan. If a lender accelerates the repayment of a loan because of the borrower’s violation of a restrictive covenant under the loan agreement, the borrower might default in payment of the loan.

Senior Loan and Subordination Risk.  In addition to the risks typically associated with debt securities and loans generally, Senior Loans are also subject to the risk that a court could subordinate a Senior Loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans.

The Fund’s investments in Senior Loans may be collateralized with one or more of (1) working capital assets, such as accounts receivable and inventory, (2) tangible fixed assets, such as real property, buildings and equipment, (3) intangible assets such as trademarks or patents, or (4) security interests in shares of stock of the borrower or its subsidiaries or affiliates. In the case of loans to a non-public company, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets they own. However, the value of the collateral may decline after the Fund buys the Senior Loan, particularly if the collateral consists of equity securities of the borrower or its affiliates. If a borrower defaults, insolvency laws may limit the Fund’s access to the collateral, or the lenders may be unable to liquidate the collateral. A bankruptcy court might find that the collateral securing the Senior Loan is invalid or require the borrower to use the collateral to pay other outstanding obligations. If the collateral consists of stock of the borrower or its subsidiaries, the stock may lose all of its value in the event of a bankruptcy, which would leave the Fund exposed to greater potential loss. As a result, a collateralized Senior Loan may not be fully collateralized and can decline significantly in value.

If a borrower defaults on a collateralized Senior Loan, the Fund may receive assets other than cash or securities in full or partial satisfaction of the borrower’s obligation under the Senior Loan. Those assets may be illiquid, and the Fund might not be able to realize the benefit of the assets for legal, practical or other reasons. The Fund might hold those assets until the Adviser determined it was appropriate to dispose of them. If the collateral becomes illiquid or loses some or all of its value, the collateral may not be sufficient to protect the Fund in the event of a default of scheduled interest or principal payments.

The Fund can invest in Senior Loans that are not secured by any specific collateral of the borrower. If the borrower is unable to pay interest or defaults in the payment of principal, there will be no collateral on which the Fund can foreclose. Therefore, these loans typically present greater risks than collateralized Senior Loans.

Due to restrictions on transfers in loan agreements and the nature of the private syndication of Senior Loans including, for example, the lack of publicly-available information, some Senior Loans are not as easily purchased or sold as publicly-traded securities. Some Senior Loans and other Fund investments are illiquid, which may make it difficult for the Fund to value them or dispose of them at an acceptable price. Direct investments in Senior Loans and investments in participation interests in or assignments of Senior Loans may be limited.

Settlement Risk.  Transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans.

A Fund may invest in loans directly or by investing in DoubleLine Floating Rate Fund.

Debt Securities Risks

Debt securities are subject to various risks. Debt securities are subject to, among others, two primary (but not exclusive) types of risk: credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of a Fund.

Credit risk:  refers to the risk that an issuer or counterparty will fail to pay its obligations to a Fund when they are due. Financial strength and solvency of an issuer are the primary factors influencing credit risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security, other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over time, and securities which are rated by ratings agencies may be subject to downgrade, which may have an indirect impact on the market price of securities. Ratings are only opinions of the agencies issuing them as to the likelihood of repayment. They are not guarantees as to quality and they do not reflect market risk. If an issuer or counterparty fails to pay interest or otherwise fails to meet its obligations to a Fund, a Fund’s income might be reduced and the value of the investment might fall, and if an issuer or counterparty fails to pay principal, the value of the investment might fall and that Fund could lose the amount of its investment.

Extension risk:  refers to the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

Interest rate risk:  refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a fixed income instrument directly (especially in the case of fixed rate instruments) and indirectly (especially in the case of adjustable rate instruments). In general, the value of a fixed-income instrument with positive duration will generally decline if interest rates increase, whereas the value of an instrument with negative duration will generally decline if interest rates decrease. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to increases in interest rates than a similar instrument with a shorter duration. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument’s price to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). During periods of increasing interest rates, changes in the interest rate payments of adjustable rate instruments may lag the changes in market interest rates or may have limits on the maximum increase in interest rates. Conversely, there may not be any limitations or caps on the adjustment down of interest rate payments during periods of declining market interest rates.

Index Risk

Shiller Enhanced CAPE® index risk.  There can be no assurance Shiller Enhanced CAPE® (the “Fund”) will achieve its investment objective. Shiller Enhanced CAPE®’s return may not match or may underperform the return of the Shiller Barclays CAPE® US Sector TR USD Index (the “Index”) and it may deviate significantly from the return of the Index for a number of reasons, including, for example, (i) the performance of derivatives related to an index in which Shiller Enhanced CAPE® invests may not correlate with the performance of the Index and will be reduced by transactions costs or other aspects of the transaction’s pricing; (ii) certain indexed securities may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the Index, which could result in increased risks associated with leverage; (iii) Shiller Enhanced CAPE® may not be able to find counterparties willing to enter into derivative instruments whose returns are based on the return of the Index or find parties who are willing to do so at an acceptable cost or level of risk to the Fund; (iv) Shiller Enhanced CAPE®’s overall performance may be adversely affected by the performance of its investments in debt instruments; and (v) to the extent Shiller Enhanced CAPE® calculates its net asset value based on fair value prices and the value of the Index is not based on fair value prices. In addition, Shiller Enhanced CAPE® incurs a number of operating and investing expenses not applicable to the Index that will reduce Shiller Enhanced CAPE®’s returns. Those costs may be significant and may cause the Fund’s performance to deviate significantly from the Index’s performance.

Because the Index is not widely used and information regarding its components may not generally be known to industry participants, it may be more difficult for Shiller Enhanced CAPE® to find willing counterparties to engage in total return swaps or other derivative instruments based on the return of the Index. Barclays Bank PLC, the provider of the Index, may provide model portfolios of securities in the Index to Shiller Enhanced CAPE®’s swap counterparties to facilitate the counterparties’ ability to provide swaps whose returns are based on the Index. Because the Index is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement, especially if Barclays Bank PLC fails to provide the model portfolios referred to above. Shiller Enhanced CAPE® may only be able to enter into swap agreements whose returns are based on the return of the Index, or a modified version of the Index, with the sponsor of the Index or a related person of the sponsor of the Index. If any such swap agreements are not available for any reason, Shiller Enhanced CAPE® may have to invest in other derivative instruments, “baskets” of stocks, or individual securities in an attempt to replicate the performance of the Index, whose performance may be significantly less correlated to the performance of the Index and which would inhibit the Fund’s ability to invest in debt instruments. Shiller Enhanced CAPE® expects to remain invested in derivatives related to the Index or the underlying component stocks of the Index even when the Index is declining or when the Fund’s Adviser believes the values of its component securities may be overvalued.

With respect to the portion of Shiller Enhanced CAPE® invested by the Fund’s Adviser to earn a return that tracks closely the Index’s performance, the Adviser does not typically expect to use techniques or defensive strategies designed to lessen the effects of volatility in the value of the Index or to reduce the impact of periods when the value of the Index declines. Accordingly, a decline in the value of the Index should be expected to reduce the overall total return of Shiller Enhanced

CAPE®, potentially in an amount that exceeds the return, if any, earned on that Fund’s portfolio of debt securities. Also, Shiller Enhanced CAPE®’s performance could be lower than other types of funds that may actively shift all of their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

While index sponsors generally provide descriptions of what an index is designed to achieve, index providers do not generally provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indexes, and do not guarantee that the published indexes will be in line with their described index methodologies. Neither Barclays Bank PLC nor the Adviser provides any similar warranty, guarantee or acceptance of liability for the Index or the data used. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time. In addition, errors may arise in carrying out the Index’s methodology, or the Index provider may incorrectly report information concerning the Index. These risks may be particularly prevalent where an index is less commonly used, as is the case with the Index. For example, during a period where the Index contains incorrect constituents or when the Index provider reports incorrect information regarding the Index constituents, Shiller Enhanced CAPE® may have market exposure to investments that are not constituents of the Index and may have underexposure to such Index’s correct constituents. As such, errors may potentially result in a negative or positive performance impact to Shiller Enhanced CAPE® and the shareholders, and may prevent Shiller Enhanced CAPE® from achieving its investment objective. Further, apart from scheduled rebalances, index providers may carry out additional ad hoc rebalances to their underlying indexes in order, for example, to correct an error in the selection of index constituents. Where the Index is rebalanced and Shiller Enhanced CAPE® in turn rebalances its portfolio to bring it in line with such Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by Shiller Enhanced CAPE® and, by extension, its shareholders. Therefore, errors and additional ad hoc rebalances carried out by Barclays Bank PLC to the Index may increase the costs and market exposure risk of Shiller Enhanced CAPE®.

As noted above, in certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, Shiller Enhanced CAPE® seeks to achieve its investment objective, in part, by investing in derivatives positions that are designed to closely track the performance of the Index on a daily basis. However, the overall investment strategy of Shiller Enhanced CAPE® is not necessarily designed or expected to produce returns which replicate the performance of the Index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by a fund, from achieving a desired correlation with an index. These may include, but are not limited to (i) the impact of fund fee, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

Although the Fund’s Adviser will license from the Index’s sponsor the right to use the Index as part of implementing Shiller Enhanced CAPE®’s principal investment strategies, there can be no guarantee that the Index will be maintained indefinitely or that Shiller Enhanced CAPE® will be able to continue to utilize the Index to implement its principal investment strategies indefinitely. If the sponsor of the Index ceases to maintain the Index, Shiller Enhanced CAPE® no longer has the ability to utilize the Index to implement its principal investment strategies, or other circumstances exist that Shiller Enhanced CAPE®’s Board of Trustees concludes substantially limit the Fund’s ability to create cost-effective synthetic investment exposure to the Index, the Fund’s Board of Trustees may substitute the Index with another index that it chooses in its sole discretion and without advance notice to shareholders. In such a case it is expected that Shiller Enhanced CAPE® would seek to use derivatives, or a combination of derivatives and direct investments, to earn a return that tracks closely the performance of the substituted index. There can be no assurance that any substitute index so selected will be similar to the Index or will perform in a manner similar to the Index. Unavailability of the Index could affect adversely the ability of Shiller Enhanced CAPE® to achieve its investment objective. The manner in and extent to which Shiller Enhanced CAPE® gains exposure to the Index may be limited by the Fund’s intention to qualify for treatment as a regulated investment company for U.S. federal income tax purposes and may bear on the Fund’s ability to so qualify.

Strategic Commodity Fund index risk.  There can be no assurance that any portion of the Strategic Commodity Fund invested to achieve the performance of an index or basket of commodities will achieve performance closely matching the index or basket of commodities. The return on any such investments may not match or may underperform the return of an index or basket and it may deviate significantly from the return of the index or basket for a number of reasons, including, for example, (i) the performance of derivatives related to an index or basket in which the Strategic Commodity Fund invests may not correlate with the performance of the index or basket and will be reduced by transaction costs or other aspects of the transaction’s pricing; (ii) certain indexed securities may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the index, which could result in increased risks associated with leverage; (iii) the Strategic Commodity Fund may not be able to find counterparties willing to enter into derivative instruments whose returns are based on the return of an index or basket or find parties who are willing to do so at an acceptable cost or level of risk to the Strategic Commodity Fund; and (iv) errors may arise in carrying out an index’s methodology, or an index provider may incorrectly report information concerning the index. In addition, the Strategic Commodity Fund incurs a number of operating and investing expenses not applicable to an index or basket of commodities that will reduce the Strategic Commodity Fund’s returns. Those costs may be significant and may cause the Strategic Commodity Fund’s performance to deviate significantly from an index’s or basket’s performance.

Because an index may not be widely used and information regarding its components may not generally be known to industry participants, it may be more difficult for the Strategic Commodity Fund to find willing counterparties to engage in total or excess return swaps or other derivative instruments based on the return of the index. To facilitate the Fund’s ability to gain exposure to the Morgan Stanley Index (as defined in the Strategic Commodity Fund’s prospectus), the Morgan Stanley Index Sponsor (as defined in the Strategic Commodity Fund’s prospectus), or an affiliate, may (i) execute derivatives transactions referencing the Morgan Stanley Index with the Strategic Commodity Fund’s swap counterparties or (ii) license to third parties the right to use the Morgan Stanley Index in derivatives transactions with others, including the Strategic Commodity Fund. Because the Morgan Stanley Index is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement, especially if the Morgan Stanley Index Sponsor fails to license the right to use the Morgan Stanley Index. The Strategic Commodity Fund may only be able to enter into swap agreements whose returns are based on the return of the Morgan Stanley Index, or a modified version of the Morgan Stanley Index, with the Morgan Stanley Index Sponsor or a related person of the Morgan Stanley Index Sponsor. If any such swap agreements are not available for any reason, the Strategic Commodity Fund may have to invest in other derivative instruments, “baskets” of commodities, or individual commodities in an attempt to achieve broad-based exposure to commodities.

The Strategic Commodity Fund expects to remain invested in derivatives related to an index (or basket of commodities), including, potentially the Morgan Stanley Index, even when the index (or basket of commodities) is declining in value or when the Adviser believes the values of its components may be overvalued.

With respect to any portion of the Strategic Commodity Fund invested by the Adviser to earn a return that tracks closely an index’s performance, the Adviser does not typically expect to use techniques or defensive strategies designed to lessen the effects of volatility in the value of the index or to reduce the impact of periods when the value of the index declines. Accordingly, a decline in the value of an index in which the Strategic Commodity Fund is invested, including, potentially, the Morgan Stanley Index, should be expected to reduce the overall total return of the Strategic Commodity Fund, potentially in an amount that exceeds the return, if any, earned on the Strategic Commodity Fund’s portfolio of debt securities. Also, the Strategic Commodity Fund’s performance could be lower than other types of funds that may actively shift all of their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more commodities.

An index or basket of commodities may consist of futures contracts that are selected, in part, on the basis of their historical backwardation in relation to the spot price for the underlying commodity. The Strategic Commodity Fund is subject to the risk that the historical behavior of the futures contracts comprising the Morgan Stanley Index, or those comprising a basket or a different index of commodities selected by the Adviser, may not continue as expected and that the prices of the futures contracts held by the Strategic Commodity Fund may depreciate as they approach their expiration dates.

While index sponsors generally provide descriptions of what an index is designed to achieve, index providers do not generally provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indexes, and do not guarantee that the published indexes will be in line with their described index methodologies. Neither the Morgan Stanley Index Sponsor nor the Adviser provides any similar warranty, guarantee or acceptance of liability with respect to the Morgan Stanley Index or the data used. Errors in respect of the quality, accuracy and completeness of index data may occur from time to time and may not be identified and corrected for a period of time. In addition, errors may arise in carrying out an index’s methodology, or an index provider may incorrectly report information concerning the index. These risks may be particularly prevalent where an index is less commonly used, as is the case with the Morgan Stanley Index. For example, during a period where an index contains incorrect constituents or when an index provider reports incorrect information regarding an index’s constituents, the Strategic Commodity Fund may have market exposure to investments that it would not have selected and/or may have underexposure to the constituents to which it sought exposure. As such, errors may potentially result in a negative or positive performance impact to the Strategic Commodity Fund and the shareholders, and may prevent the Strategic Commodity Fund from achieving its investment objective. Further, apart from scheduled rebalances, index providers may carry out additional ad hoc rebalances to their indexes in order, for example, to correct an error in the selection of index constituents or to alter the index parameters, such as modifying the commodities that comprise the index. Where an index selected by the Adviser is rebalanced and the Strategic Commodity Fund in turn rebalances its portfolio to bring it in line with the index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Strategic Commodity Fund and, by extension, its shareholders. Therefore, errors and additional ad hoc rebalances carried out by an index provider may increase the costs and market exposure risk of the Strategic Commodity Fund.

Although the Adviser has licensed the right to use the Morgan Stanley Index as part of implementing the Strategic Commodity Fund’s principal investment strategies, there can be no assurance that the Morgan Stanley Index Sponsor will maintain it indefinitely, that the Strategic Commodity Fund will use the Morgan Stanley Index to implement its principal investment strategies, or that other circumstances will not prevent the Strategic Commodity Fund from obtaining cost-effective synthetic investment exposure to the Morgan Stanley Index. In those or similar conditions, the Adviser may, in its sole discretion and without advance notice to shareholders, license or select another index or basket of commodities to use in implementing the Strategic Commodity Fund’s principal investment strategies. In such a case it is expected that the Strategic Commodity Fund would seek to use derivatives, or a combination of derivatives and direct investments, to earn a return that tracks closely the performance of the selected index or basket of commodities. There can be no assurance that any selected index or basket will be similar to the Morgan Stanley Index or will perform in a manner similar to the Morgan Stanley Index. Unavailability of the Morgan Stanley Index could affect adversely the ability of the Strategic Commodity Fund to achieve its investment objective.

The Strategic Commodity Fund expects to gain exposure to commodities through investments in one or more wholly-owned subsidiaries. The manner in and extent to which the Strategic Commodity Fund gains exposure to commodities, including through investments related to an index or basket of commodities may be limited by the Strategic Commodity Fund’s intention to qualify for treatment as a regulated investment company for U.S. federal income tax purposes and may bear on the Strategic Commodity Fund’s ability to so qualify.

Market Risk

Various market risks can affect the price or liquidity of an issuer’s securities in which a Fund may invest. Returns from the securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Funds may experience high levels of shareholder redemptions, and may have to sell securities at times when the Funds would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

The United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Steps by those regulators, including, for example, steps to curtail or taper such activities, could have a material adverse effect on prices for a Fund’s portfolio of investments and on the management of the Funds. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Funds or the Advisers are regulated. Such legislation, regulation, or other government action could limit or preclude a Fund’s ability to achieve its investment objective and affect the Fund’s performance.

Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in or with assets in such countries.

A Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund’s principal investment strategies to strive to meet the Fund’s investment objectives under all types of market conditions, including unfavorable market conditions.

Commodities Risk

A Fund may have direct or indirect exposure to global commodity markets and particular commodities, and the value of the Fund’s shares may be affected by changes in the values of the Fund’s investment exposure to commodities or commodity-related instruments. That value of such investments may be extremely volatile and difficult to value. The values of commodities and commodity-related instruments may be affected by a wide range of factors, including changes in overall market movements, speculative activity of other investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation or other confiscation, economic or other sanctions, international regulatory, political, and economic developments (for example, regime changes and changes in economic activity levels), environmental issues or regulation, and developments affecting a particular sector, industry, or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs and international economic, political and regulatory developments. A Fund may at times have significant exposure to particular sectors through its commodities-related investments, including, without limitation, the energy, industrial metals, and agricultural and livestock sectors and may be exposed to greater risk associated with events affecting those sectors. Certain commodities may also originate from or be produced in countries or regions that are experiencing or may experience social and political unrest and may be subject to risks associated with economic, social or political developments in those countries or regions.

The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil-importing nations. A Fund may be impacted by the volume of natural gas, oil or other energy commodities available for transporting, processing or distribution, and a significant increase or decrease in the production of energy commodities could impact the value of a Fund’s commodity-related investments within the energy sector. A Fund’s investments in commodities-related investments in the energy sector may also be affected by declines or increases in the demand for crude oil, natural gas, refined petroleum products or other energy commodities. Supply and demand for energy commodities may be impacted by a number of factors, including general market conditions, increases in the values of the underlying commodities, taxes or other regulatory or legislative actions, and consumer sentiment.

The industrial metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks, international agencies, or other large market participants and investment speculation and fluctuations in industrial and commercial supply and demand. Investments in commodities-related investments in the industrial metals sector may also be affected by extraction, storage and production costs and by changes in supply and demand for certain metals.

The agricultural and livestock sector may be particularly impacted by weather conditions, such as drought, flood, or other natural disasters, seasonal demand and availability of products, competition from substitute products, transportation bottlenecks or shortages, and fluctuations in supply and demand. The agricultural and livestock sector may also be regulated by environmental, health and safety laws and regulations and may be impacted by other political or regulatory developments.

Commodity-related investments are often offered by companies in the financial services sector, including the banking, brokerage, and insurance sectors. As a result, events affecting issuers in the financial services sector may cause a Fund’s share value to fluctuate. There can be no assurance that the values of investments in commodities will not fluctuate in a manner that is highly correlated with the values of traditional equity or debt securities, especially during adverse economic conditions, and at certain times the price movements of commodity-related investments have been highly correlated to those of debt or equity securities.

A Fund may from time to time invest in one or more subsidiaries organized outside the United States that invest directly or indirectly in, among other things, commodities or commodity-related investments. A Fund’s investment in any one subsidiary (or in two or more subsidiaries that are engaged in the same, similar or a related trade or business) is generally limited to 25% of the Fund’s total assets, and the value of such an investment may be adversely affected by the risks associated with delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations of commodities or commodity-related investments as well as by custody and transaction costs associated with a subsidiary’s investment in commodities or commodity-related investments. Investing in commodity-related investments through a subsidiary does not reduce the risks associated with investing in such investments. Any such subsidiary will not be registered under the 1940 Act, and will not be subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or the subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund. (See “Tax Implications of Certain Fund Investments” below.)

A Fund may also directly or indirectly use commodity-related derivatives. The value of these derivatives may fluctuate more than the relevant underlying commodity, commodities or commodity index, particularly if the instruments involve leverage. The prices of energy, industrial metals, precious metals, agriculture, livestock, and other commodity-related investments may fluctuate widely due to factors such as changes in value, supply and demand, and governmental intervention or regulatory policies.

No active trading market may exist for certain commodity-related investments, which may impair the ability of a Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodity-related investments.

Small Companies Risk

Investing in small capitalization companies may involve special risks because those companies may have narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Lower Rated Securities

The Funds may invest in fixed income instruments that are at the time of investment unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other NRSRO. Corporate bonds and certain other fixed income instruments (for purposes of this discussion, all such instruments are herein referred to as “securities”) rated below investment grade, or such instruments that are unrated and are determined by an Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as junk bonds.

High yield securities include (a) securities issued without an investment grade rating and (b) securities whose credit ratings have been downgraded below investment grade because of declining investment fundamentals. The first category includes securities issued by emerging credit companies and companies which have experienced a leveraged buyout or recapitalization. Although the small and medium size companies that constitute emerging credit issuers typically have significant operating histories, these companies generally do not have strong enough operating results to secure investment grade ratings from the rating agencies. In addition, in recent years there has been a substantial volume of high yield securities issued by companies that have converted from public to private ownership through leveraged buyout transactions and by companies that have restructured their balance sheets through leveraged recapitalizations. High yield securities issued in these situations are used primarily to pay existing stockholders for their shares or to finance special dividend distributions to shareholders. The indebtedness incurred in connection with these transactions is often substantial and, as a result, often produces highly leveraged capital structures which present special risks for the holders of such securities. Also, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The second category of high yield securities consists of securities of former investment grade companies that have experienced poor operating performance due to such factors as cyclical downtrends in their industry, poor management or increased foreign competition.

Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher rated securities of similar maturity. They are generally considered to be subject to greater risk than securities with higher ratings particularly in the event of a deterioration of general economic conditions. The lower ratings of the high yield securities which the Fund will purchase reflect a greater possibility that the financial condition of the issuers, or adverse changes in general economic conditions, or both, may impair the ability of the issuers to make payments of principal and interest. The market value of a single lower-rated debt security may fluctuate more than the market value of higher rated securities, since changes in the creditworthiness of lower rated issuers and in market perceptions of the issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than in the case of higher rated issuers. High yield debt securities also tend to reflect individual corporate developments to a greater extent than higher rated securities. The securities in which the Fund invests are frequently subordinated to senior indebtedness.

The economy and interest rates affect high yield securities differently from other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund’s asset value. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

To the extent there is a limited retail secondary market for particular high yield bonds, these bonds may be thinly-traded and an Adviser’s ability to accurately value high yield bonds and a Fund’s assets may be more difficult because there is less reliable, objective data available. In addition, a Fund’s ability to acquire or dispose of the bonds may be negatively-impacted. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. To the extent a Fund owns or may acquire illiquid or restricted high yield bonds, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Funds accrue income on these securities prior to the receipt of cash payments. The Funds must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

Underwriting and dealer spreads associated with the purchase of lower rated bonds are typically higher than those associated with the purchase of high grade bonds.

Reliance on the Adviser

Each Fund’s ability to achieve its investment objective is dependent upon an Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of the Funds have considerable experience in managing other portfolios, including other registered investment companies, the past experience of the portfolio managers, including with other strategies and funds, does not guarantee future results for the Fund.

Options Transactions

The effective use of options depends on a Fund’s ability to terminate option positions at times when the Adviser deems it desirable to do so. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A covered put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised.

In addition, a covered put or call writer would be unable to utilize the amount held in cash, U.S. Government Securities, or other liquid securities as security for the option for other investment purposes until the exercise or expiration of the option.

A Fund’s ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market. There is no assurance that such a market will exist, particularly in the case of OTC Options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange clearinghouse may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.

In addition, the hours of trading for options may not conform to the hours during which securities held by a Fund are traded. To the extent that the options markets close before the markets for underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. In addition, a Fund’s listed options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write (sell) or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may write.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC Option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of an option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security or the contract value of the relevant index at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or the value of the index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or securities, the price of the put or call option may move more or less than the price of the related security or securities.

To the extent that a Fund utilizes unlisted (or “over-the-counter”) options, the Fund’s ability to terminate these options may be more limited than with exchange-traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

Each of the exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may write.

Futures Contracts and Options on Futures

There are certain risks inherent in the use of futures contracts and options on futures contracts. Successful use of futures contracts by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of interest rates or changes in market conditions. In addition, there can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index and the price movements in the securities which are the subject of the hedge.

Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If a Fund has hedged against the possibility of an increase in interest rates or a decrease in the value of portfolio securities and interest rates fall or the value of portfolio securities increase instead, a Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily be at increased prices that reflect the decline in interest rates. While utilization of futures contracts and options on futures contracts may be advantageous to the Fund, if the Fund is not successful in employing such instruments in managing the Fund’s investments, the Fund’s performance will be worse than if the Fund did not make such investments.

Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Fund’s ability to effectively hedge its portfolio.

Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions and dealer mark-ups, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Fund’s ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Fund’s transactions effected on foreign exchanges.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy, of the writer of an OTC option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent a Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause a Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Adviser’s opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

Risk of Potential Government Regulation of Derivatives

Recent U.S. and non-U.S. legislative and regulatory reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), have resulted in new regulation of swap agreements, including clearing, margin, reporting, recordkeeping and registration requirements for certain types of swap contracts and other derivatives. New rules under the Dodd-Frank Act require certain over-the-counter derivatives, including certain interest rate swaps and certain index credit default swaps, to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund. In addition, the U.S. government and the European Union have proposed mandatory minimum margin requirements for uncleared derivatives, which will require the Fund to provide more margin for its derivatives. Because these requirements are new and evolving, and certain of the rules are not yet final, their ultimate impact remains unclear. New regulations could, among other things, restrict a Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to the Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and the Fund may as a result be unable to execute its investment strategies in a manner the Fund’s Adviser might otherwise choose. It is also unclear how the regulatory changes will affect counterparty risk.

Risks Related to a Fund’s Clearing Member and Central Clearing Counterparty

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and index credit default swaps) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

There is a risk that assets deposited by a Fund with any swaps or futures clearing member as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. Similarly, all customer funds held at a clearing organization in connection with any futures contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. All customer funds held at a clearing organization with respect to cleared swaps of customers of a clearing member are also held in an omnibus account, but CFTC rules require that the clearing member notify the clearing organization of the amount of the initial margin provided by the clearing member to the clearing organization that is attributable to each customer. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot do so, but may do so if the clearing member does not provide accurate reporting to the clearing organization as to the attribution of margin among its clients. Also, since clearing members generally provide to clearing organizations the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer, the Funds are subject to the risk that a clearing organization will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default. As a result, in the event of a default or the clearing member’s other clients or the clearing member’s failure to extend its own funds in connection with any such default, a Fund may not be able to recover the full amount of assets deposited by the clearing member on behalf of the Fund with the clearing organization. In addition, in the event of the bankruptcy or insolvency of a clearing house, a Fund might experience a loss of funds deposited through its clearing member as margin with the clearing house, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before a Fund could obtain the return of funds owed to it by a clearing member who was a member of such clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, a Fund may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements may be held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection, or could realize a loss. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and the short market history of clearing houses.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

These and other new rules and regulations could, among other things, restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Fund, since the Fund has to pay fees to its clearing members and is typically required to post more margin for cleared derivatives than it has historically posted for uncleared derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees as to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members, and when rules imposing mandatory minimum margin requirements on uncleared swaps become effective. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (e.g., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result. While these new systems are introduced into the market, as noted above, central clearing and related requirements expose the Funds to new kinds of risks and costs, not all of which are known as these new processes emerge and evolve.

Repurchase Agreements

In the event of a default or bankruptcy by a selling financial institution under a repurchase agreement, a Fund will seek to sell the underlying security serving as collateral. However, this could involve certain costs or delays, and, to the extent that proceeds from any sale were less than the repurchase price, the Fund could suffer a loss. Each Fund follows procedures designed to minimize the risks associated with repurchase agreements, including effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and specifying the required value of the collateral underlying the agreement.

Reverse Repurchase Agreements

A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Fund continues to be entitled to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk; a Fund may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Fund invested the proceeds of the reverse repurchase agreement. Reverse repurchase agreements are considered borrowings by the Fund.

Preferred Securities Risk

In addition to many of the risks associated with both fixed income securities (e.g., interest rate risk and credit risk) and common shares or other equity securities (see “Investment Practices—Equity Securities” above), preferred securities are also subject to deferral risk. Preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for an extended period. Preferred securities also may contain provisions that allow an issuer, under certain conditions, to skip (in the case of noncumulative preferred securities) or defer (in the case of cumulative preferred securities), dividend payments. If a Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred stock in some instances is convertible into common shares or other securities.

Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, a Fund may not be able to reinvest the proceeds at comparable or favorable rates of return.

Preferred securities typically do not provide any voting rights, except in cases in which dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities.

Restricted Securities

All Funds may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. An Adviser, pursuant to procedures adopted by the Board of Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be liquid, it will not be included within the category illiquid securities, which under the Fund’s current policies may not exceed 15% of the Fund’s net assets.

Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction. Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Funds may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

An Adviser, pursuant to procedures adopted by the Board of Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be liquid, the security will not be included within the category illiquid securities. For example, Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. However, investing in Rule 144A securities could have the effect of increasing the level of the Fund’s illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers (or other purchasers qualified to buy such securities) interested in purchasing such securities.

Ratings Categories – Use of Credit Ratings by the Funds

A description of the rating categories as published by Moody’s and S&P is set forth in the Appendix to this Statement of Additional Information. (Other NRSROs use different categorizations, which may also be utilized by the Funds.) Ratings assigned by Moody’s, S&P or other NRSROs to securities acquired by a Fund reflect only the views of those agencies as to the quality of the securities they have undertaken to rate. Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular issuer does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although a Fund’s portfolio managers may consider credit ratings in making investment decisions, they typically perform their own investment analysis. There is no assurance that a rating assigned initially will not change.

When an investment is rated by more than one NRSRO, the Adviser will utilize the highest rating for that security for purposes of applying any investment policies that incorporate credit ratings (e.g., a policy to invest a certain percentage of a Fund’s assets in securities rated investment grade) except where a Fund has a policy to invest a certain percentage of its assets in securities that are rated below investment grade, in which case the Fund will utilize the lowest rating that applies to that investment.

Risks of Unrated Securities

Each Fund may purchase unrated securities (which are not rated by a rating agency) if the Adviser determines that the security is of comparable quality to a rated security that a Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Securities Lending

Each Fund may lend portfolio securities with a value up to 33 1⁄3% of its total assets, including collateral received for securities lent. If a Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Also, there is the risk that the value of the investment of the collateral could decline causing a Fund to lose money.

Service Providers

The Funds may be subject to credit risk with respect to their custodian as well as any sub-custodian in the Funds’ custodian’s global network. The Funds could be adversely affected in the event of a custodian’s or sub-custodian’s bankruptcy, financial insolvency or financial distress. Even if a Fund’s custodian or sub-custodian does have sufficient assets to meet all claims, which may not always be the case, there could still be a delay before the Fund receives assets to satisfy the Fund’s claims. Market fluctuations during any period of delay could adversely affect the performance of a Fund if the Fund is unable to dispose of a security being held by the custodian. In addition, in the event of the insolvency or bankruptcy of the Funds’ administrator, transfer agent or custodian there are likely to be operational and other delays and additional costs and expenses associated with changes in service provider arrangements that could adversely affect the Funds. The Funds could also be adversely affected by the misfeasance of their custodian, sub-custodians, or other service providers.

Large Shareholder Risk

Certain account holders, including funds or accounts over which the Adviser has investment discretion, may from time to time own or control a significant percentage of a Fund’s shares. For example, the Adviser and/or its related parties currently provide asset allocation investment advice, including recommending the purchase and/or sale of shares of the other DoubleLine Funds, to a number of large investors, and a significant percentage of Multi-Asset Growth Fund’s shares are currently held by such investors. The Funds are subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions made by the Adviser, will adversely affect a Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase the Fund’s transaction costs and/or lead to the liquidation of the Fund. Such transactions also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any).

Mortgage-Backed Securities Risks

Credit and Market Risks of Mortgage-Backed Securities.  Investments by the Funds in fixed rate and floating rate mortgage-backed securities will entail credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors could cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. Like other bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall. The value of all mortgage-backed securities also may change because of changes in the market’s perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from such securities but are reflected in each Fund’s net asset value. The liquidity of mortgage-backed securities varies by type of security; at certain times a Fund may encounter difficulty in disposing of investments. Other factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgagor carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

Ongoing developments in the residential mortgage market may have additional consequences to mortgage-backed securities. In recent years, delinquencies and losses generally were increasing with respect to securitizations involving residential mortgage loans and potentially could begin increasing again as a result of the weakening housing market and the seasoning of securitized pools of mortgage loans.

Additionally, mortgage lenders have adjusted their loan programs and underwriting standards, which has reduced the availability of mortgage credit to prospective mortgagors. This has resulted in reduced availability of financing alternatives for mortgagors seeking to refinance their mortgage loans. The reduced availability of refinancing options for mortgagors has resulted in higher rates of delinquencies, defaults and losses on mortgage loans, particularly in the case of, but not limited to, mortgagors with adjustable rate mortgage loans or interest-only mortgage loans that experience significant increases in their monthly payments following the adjustment date or the end of the interest-only period (see “Adjustable Rate Mortgages” below for further discussion of adjustable rate mortgage risks). These events, alone or in combination with each other and with deteriorating economic conditions in the general economy, may continue to contribute to higher delinquency and default rates on mortgage loans. The tighter underwriting guidelines for residential mortgage loans, together with lower levels of home sales and reduced refinance activity, also may have contributed to a reduction in the prepayment rate for mortgage loans generally and this may continue.

Alternatively, mortgage loans may experience greater rates of delinquency and foreclosure due to underwriting standards. These mortgage loans may not meet the sponsor’s general underwriting policies for prime mortgage loans due to borrower credit characteristics. In addition, the underwriting program may permit less restrictive underwriting criteria as compared to general underwriting criteria, including additional types of mortgaged properties, categories of borrowers and/or reduced documentation requirements, such as no verification of income or no verification of assets. As a consequence, delinquencies, foreclosures and cumulative losses may be expected to be greater with respect to these mortgage loans than with respect to mortgage loans originated in conformity with the general underwriting standards.

The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. See “—Collateralized Debt Obligations” above for a discussion of investments in structured products with multiple tranches.

The conservatorship of Fannie Mae and Freddie Mac in September 2008 may adversely affect the real estate market and the value of real estate assets generally. It is unclear at this time to what extent these conservatorships will curtail the ability of Fannie Mae and Freddie Mac to continue to act as the primary sources of liquidity in the residential mortgage markets, both by purchasing mortgage loans for portfolio and by guaranteeing mortgage-backed securities. A reduction in the ability of mortgage loan originators to access Fannie Mae and Freddie Mac to sell their mortgage loans may adversely affect the financial condition of mortgage loan originators.

Liquidity Risk of Mortgage-Backed Securities.  The liquidity of mortgage-backed securities varies by type of security; at certain times a Fund may be unable to dispose of such investments at a desirable time or at the value the Fund has placed on the investment. Because mortgage-backed securities may be less liquid than other securities, the Funds may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity if disfavored by the market.

Commercial Mortgage-Backed Securities (“CMBSs”).  CMBSs include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Prepayment, Extension, and Redemption Risks of Mortgage-Backed Securities.  Mortgage-backed securities may reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have paid them off sooner. When a prepayment happens, the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation. This is known as prepayment risk. Mortgage-backed securities also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. The values of long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem or pay-off the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Collateralized Mortgage Obligations (“CMOs”).  There are certain risks associated specifically with CMOs. CMOs issued by private entities are not obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss. In addition, the average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, 2007, 2008 and 2009, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.

CMOs and other mortgage-backed securities may be structured similarly to CDOs and may be subject to similar risks. See “—Collateralized Debt Obligations Risk.” For example, the cash flows from a CMO trust may be split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Senior tranches pay the lowest interest rates but are generally safer investments than more junior tranches because, should there be any default, senior tranches typically are paid first. The most junior tranches, such as equity tranches, typically are due to be paid the highest interest rates but suffer the highest risk of loss should the holder of an underlying mortgage loan default. If some loans default and the cash collected by the CMO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first.

Adjustable Rate Mortgages.  ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed security into which that loan has been bundled.

Stripped Mortgage Securities.  Part of the investment strategy of the Funds may involve the purchase of interest-only or principal-only Stripped Mortgage Securities. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities. These investments are highly sensitive to changes in interest and prepayment rates and tend to be less liquid than other CMOs.

Inverse Floaters.  Investments in inverse floaters and similar instruments expose a Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters and similar instruments will typically bear an inverse relationship to short-term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. Inverse floaters may be considered to be leveraged, including if their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short-term interest rate), and the market prices of inverse floaters may as a result be highly sensitive to changes in interest rates and in prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. Investments in inverse floaters and similar instruments that have mortgage-backed securities underlying them will expose a Fund to the risks associated with those mortgage-backed securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying mortgage-backed securities.

Mortgage Dollar Rolls

Mortgage dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under an agreement may decline below the price of the security the Fund sold for immediate settlement. Mortgage dollar rolls are speculative techniques involving leverage, and are considered borrowings by a Fund. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of a least 300% of all borrowings.

Collateralized Debt Obligations Risk

A Fund may invest in CDOs, which are a type of asset-backed security and include CBOs, CLOs and other similarly structured securities. A CBO is a trust which may be backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. The cash flows from the CDO trust are generally split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Senior tranches pay the lowest interest rates but are generally safer investments than more junior tranches because, should there be any default, senior tranches are typically paid first. The most junior tranches, such as equity tranches, typically are due to be paid the highest interest rates but suffer the highest risk of loss should the holder of an underlying loan default. If some loans default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower potential yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Adviser under liquidity policies approved by the Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Structured Products and Structured Notes Risk

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. A Fund generally has the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses.

Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing a Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Structured products include, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes. Other portions of this Statement of Additional Information provide more information about these specific structured products.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where a Fund’s investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity.

Affiliated Fund Risk

Investing in other investment companies or private investment vehicles sponsored or managed by the Advisers or related parties of the Advisers, including other DoubleLine Funds, involves potential conflicts of interest. For example, the Advisers or their related parties may receive fees based on the amount of assets invested by a Fund in such other investment vehicles, which fees may be higher than the fees the Advisers receive for managing the Fund. Investment by a Fund in those other vehicles may be beneficial in the management of those other vehicles, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, a Fund’s Adviser may have an incentive to invest a portion of the Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, or may have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, a Fund’s Adviser may have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties. In addition, the Fund must pay its pro rata portion of an affiliated investment company’s fees and expenses. With respect to investments by affiliated funds in a Fund, the Adviser may determine to redeem all or a portion of the affiliated fund’s investment in the Fund, which may adversely affect the Fund’s liquidity and net asset value. Additionally, investment in another investment company may subject the Fund to the underlying risks of such investment company See “—Large Shareholder Risk” and “Portfolio Management—Conflicts.”

Asset-Backed Securities

Asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. In a period of declining interest rates, a Fund may be required to reinvest more frequent prepayments on asset-backed investments in lower-yielding investments. Asset-backed securities in which a Fund invests may have underlying assets that include, among others, motor vehicle installment sales or installment loan contracts, home equity loans, leases of various types of real, personal and other property (including those relating to aircrafts, telecommunication, energy, and/or infrastructure assets), and receivables from credit card agreements. There is a risk that borrowers may default on their obligations in respect of those underlying obligations. Certain assets underlying asset-backed securities are subject to prepayment, which may reduce the overall return to asset-backed security holders. Holders also may experience delays in payment or losses on the securities if the full amounts due on underlying sales contracts or receivables are not realized by a trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment as are some mortgage-backed securities. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to a Fund. It is possible that many or all asset-backed securities will fall out of favor at any time or over time with investors, affecting adversely the values and liquidity of the securities.

Foreign Securities

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding or other taxes on dividends, interest gains and proceeds; price volatility; and fluctuations in currency exchange rates. As compared to United States companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the United States, and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading and custody practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund’s portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issues.

Foreign Currency

To the extent that Funds invest in foreign securities that are denominated and pay dividends or interest in foreign currencies, the value of the net assets of those Funds as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Core Fixed Income Fund, the Emerging Markets Fixed Income Fund, the Multi-Asset Growth Fund, the Low Duration Bond Fund, the Floating Rate Fund, Shiller Enhanced CAPE®, the Flexible Income Fund, the Low Duration Emerging Markets Fixed Income Fund, the Long Duration Total Return Bond Fund, the Strategic Commodity Fund, and the Global Bond Fund are authorized to enter into certain foreign currency future and forward and options contracts. However, it is not obligated to do so and, depending on the availability and cost of these devices, the Funds may be unable to use them to protect against currency risk. While foreign currency future, forward and options contracts may be available, the cost of these instruments may be prohibitively expensive so that the Funds may not to be able to effectively use them.

Emerging Market Countries

Investing in securities of emerging market countries through investment in a Fund involves certain risks, and considerations, including those set forth below, which are not typically associated with investing in the United States or other developed countries.

Political and economic structures in many emerging market countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

The securities markets of emerging market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many securities markets in emerging market countries and limited trading volume in issuers compared to the volume in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

In addition, emerging market countries’ exchanges’ and broker-dealers may generally be subject to less regulation than their counterparts in developed countries. Brokerage commissions and dealer mark-ups, custodial expenses and other transaction costs are generally higher in emerging market countries than in developed countries. As a result, funds that invest in emerging market countries have operating expenses that are higher than funds investing in other securities markets.

Many of the emerging market countries may be subject to greater degree of economic, political and social instability than is the case in the United States, Canada, Australia, New Zealand, Japan and Western European and certain Asian countries.

Such instability may result from, among other things, (i) popular unrest associated with demands for improved political, economic and social conditions, and (ii) internal insurgencies. Such social, political and economic instability could disrupt the financial markets in which the Funds invest and adversely affect the value of the Funds’ assets.

In certain emerging market countries governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries.

Many of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated will have a detrimental impact on a Fund to the extent it invests in emerging market countries. Many emerging market countries are experiencing currency exchange problems. Countries have and may in the future impose foreign currency controls and repatriation control.

Investments in emerging markets may be considered speculative.

Capital Controls

Capital controls are measures a nation’s government can use to regulate capital entering and/or exiting a country and may include residency-based measures such as transaction taxes, limits or outright prohibitions on the transfer of currencies, securities or other assets. These measures may be economy-wide, sector-specific (usually the financial sector), or industry specific (for example, “strategic” industries). They may apply to all flows, or may differentiate by type or duration of the flow (debt, equity, direct investment; short-term vs. medium- and long-term). Types of capital controls include exchange controls that prevent or limit the buying and selling of a national currency at the market rate, caps on the allowed volume for the international sale or purchase of various financial assets, transaction taxes, minimum stay requirements, requirements for mandatory approval, or even limits on the amount of money a private citizen is allowed to remove from the country. The imposition of capital controls by a government of a country in which a Fund invests may significantly and adversely affect the values and liquidity of a Fund’s investments in the affected jurisdiction and may prevent indefinitely the repatriation of a Fund’s assets from the affected jurisdiction.

Defaulted Securities

A Fund may invest in securities in default. Defaulted securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in emerging market countries are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative.

Counterparty Risk

A Fund will be subject to the credit risk presented by another party (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives (including swaps), which involve a promise by the counterparty to honor an obligation to the Fund. That Fund’s ability to realize a profit from such transactions will depend on the ability of the counterparty (the obligor) with which it enters into the transaction to meet its obligations to the Fund. If a counterparty becomes bankrupt or insolvent or otherwise fails or is unwilling to perform its obligations to the Fund due to financial difficulties or for other reasons, the Fund may experience significant losses or delays in obtaining any recovery (including recovery of any collateral the counterparty has provided to the Fund in respect of the counterparty’s obligations to the Fund or that the Fund has provided to the counterparty), including in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. Shiller Enhanced CAPE®, the Flexible Income Fund, the Multi-Asset Growth Fund, the Long Duration Total Return Bond Fund, the Strategic Commodity Fund, and the Global Bond Fund each anticipates that it may have to provide or may hold at various times significant amounts of collateral with respect to one or more counterparties. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.

In addition, in the event of the bankruptcy or insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If a Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will likely be treated as a general creditor of such counterparty, and may not have any claim with respect to any underlying security or asset. A Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by U.S. financial reform legislation (see “—Legal and Regulatory Risk”). Subject to certain limitations for U.S. federal income tax purposes, the Funds are not subject to any limit with respect to the number or the value of transactions they can enter into with a single counterparty. To the extent that a Fund enters into multiple transactions with a single or a small number of counterparties, it will be subject to increased counterparty risk.

Shiller Enhanced CAPE® has historically obtained exposure to the Index (as defined in the Fund’s prospectus) through swap transactions solely with Barclays Bank PLC; Shiller Enhanced CAPE® will likely continue to enter into swap transactions solely with Barclays Bank PLC and, potentially, with a limited number of additional counterparties for the foreseeable future. If Barclays Bank PLC is unwilling or unable to maintain the Index or if Shiller Enhanced CAPE® is unable to enter into swap transactions based on the Index on what the Adviser considers to be reasonable terms, Shiller Enhanced CAPE®’s performance and its ability to achieve its investment objective would be adversely affected.

The Strategic Commodity Fund may obtain exposure to the Morgan Stanley Index (as defined in the Strategic Commodity Fund’s prospectus) through swap transactions with Morgan Stanley Capital Group Inc. or a related party of Morgan Stanley Capital Group Inc.; the Strategic Commodity Fund may continue to enter into swap transactions with Morgan Stanley Capital Group Inc. or a related party and, potentially, with a limited number of additional counterparties for the foreseeable future. If Morgan Stanley Capital Group Inc. is unwilling or unable to maintain the Morgan Stanley Index or if the Strategic Commodity Fund is unable to enter into swap transactions based on the Morgan Stanley Index on what the Adviser considers to be reasonable terms, the Strategic Commodity Fund’s performance and its ability to achieve its investment objective may be adversely affected.

Cybersecurity Risk

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies such as the Funds and their service providers may be prone to operational and information security risks resulting from cyber -attacks. In general, cyber-attacks result from deliberate attacks but unintentional events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund or its adviser, custodians, transfer agent, and/or other third party service providers may adversely impact the Funds and their shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Funds also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. While the Funds or their service providers may have established business continuity plans and systems designed to guard against such cyber-attacks or adverse effects of such attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different unknown threats may emerge in the future. Similar types of cybersecurity risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value. In addition, cyber-attacks involving a counterparty to a Fund could affect such a counterparty’s ability to meets it obligations to the Fund, which may result in losses to the Fund and its shareholders.

Cyclical Opportunities Risk

A Fund may seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the Adviser believes they have growth potential. A Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress a Fund’s share prices.

Investing in Special Situations

Periodically, a Fund might use aggressive investment techniques. These might include seeking to benefit from what the Adviser perceives to be special situations, such as mergers, reorganizations, restructurings or other unusual events expected to affect a particular issuer. However, there is a risk that the change or event might not occur as expected by the Adviser, which could have a negative impact on the price of the issuer’s securities. A Fund’s investment might not produce the expected gains or could incur a loss.

Sector Risk

To the extent a Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors. Specific types of sector risk include the following:

Financial Services Risk:  A Fund may invest a significant portion of its assets in the financial services sector. Risks of investing in the financial services sector include: (i) Regulatory actions: financial services companies may suffer setbacks if regulators change the rules under which such companies operate; (ii) Changes in interest rates: unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector; (iii) Non-diversified loan portfolios: financial services companies, whose securities the Fund purchases, may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; (iv) Credit: financial services companies may have exposure to investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; and (v) Competition: the financial services sector has become increasingly competitive.

Natural Resource Risk:  A Fund may invest in companies that derive their value from natural resources, and therefore may be particularly subject to risks affecting those companies. Natural resources may include, without limitation, energy (including gas, petroleum, petrochemicals and other hydrocarbons), precious metals (including gold), base and industrial metals, timber and forest products, agriculture and commodities.

Natural resource prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. In addition, political and economic conditions in a limited number of natural-resource-producing countries may have a direct effect on the commercialization of natural resources, and consequently, on their prices. For example, the vast majority of gold producers are domiciled in just five countries: South Africa, the United States, Australia, Canada and Russia.

Focused Investment Risk

A Fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries, or asset class is subject to greater risk than a Fund that invests in a more diverse investment portfolio. In addition, the value of such a Fund is more susceptible to any single economic, market, political, regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors, or asset classes in which the Funds are invested. This is because, for example, issuers in a particular market, industry, region sector or asset class react similarly to specific economic, market, regulatory, political, or other developments. The particular markets, industries, regions, sectors or asset classes in which a Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

To the extent a Fund invests in the securities of a limited number of issuers or assets related to particular commodities, it is particularly exposed to adverse developments affecting those issuers or commodities, and a decline in the market value of a particular security or commodity held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers or assets related to a broader group of commodities. In addition, the limited number of issuers or commodities to which a Fund may be exposed may provide the Fund exposure to substantially the same market, industry, sector, group of industries or sectors, country, region, group of countries, or asset class, which may increase the risk of loss as a result of focusing the Fund’s investments, as discussed above.

Temporary Defensive Strategies

At times, a Fund may take temporary defensive positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The Fund’s Adviser then may, but is not required to, temporarily use alternative strategies that are mainly designed to limit the Fund’s losses. In implementing these strategies, a Fund may invest primarily in, among other things, U.S. Government and agency obligations, fixed or floating rate investments, derivative instruments, cash or money market instruments (including, money market funds), or any other securities the portfolio managers consider consistent with such defensive strategies or deemed consistent with the then existing market conditions. By way of example, a Fund may hold a higher than normal proportion of its assets in cash in times of extreme market stress. During such periods, a Fund may not achieve its investment objective.

Reinvestment Risk

Income from a Fund’s portfolio may decline when the Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing a Fund to reinvest the proceeds in lower-yielding securities. A decline in income received by a Fund from its investments is likely to have a negative effect on the yield and total return of the Fund’s shares.

Valuation Risk

The valuation of certain of the Funds’ investments involves subjective judgment. There can be no assurance that the Fund will value its investments in a manner that reflects their market value or that a Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s net asset value. Certain securities in which a Fund may invest, including, for example, high yield bonds, commodities, derivatives, emerging market securities, mortgage-related securities, complex securities, and thinly-traded or illiquid investments may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility.

Prepayment Risk

Many types of debt securities, including floating rate loans and mortgage-related securities, may reflect an interest in periodic payments made by borrowers. Although debt securities and other obligations typically mature after a specified period of time, borrowers may pay them off sooner. When a prepayment happens, all or a portion of the obligation will be prepaid. A borrower is more likely to prepay an obligation which bears a relatively high rate of interest. This means that in times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid and the Fund will probably be unable to re-invest those proceeds in an investment with as great a yield, causing the Fund’s yield to decline. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those investments at a premium, accelerated prepayments on those investments could cause the Fund to lose a portion of its principal investment and result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation, especially certain loans and mortgage-backed securities. The effect of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio.

Legal and Regulatory Risk

Legal, tax and regulatory changes could occur and may adversely affect the Funds and their ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the IRS, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Funds. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to financial reform legislation in the United States. The Funds also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. The Funds and the Advisers have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Funds and the Advisers will continue to be eligible for such exemptions.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. The CFTC has proposed position limits for certain swaps. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Funds do not intend to exceed applicable position limits, it is possible that different clients managed by the Advisers and their related parties may be aggregated for this purpose. Therefore it is possible that the trading decisions of the Advisers may have to be modified and that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Funds.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the Funds may trade have adopted reporting requirements. If a Fund’s short positions or its strategy become generally known, it could have a significant effect on the Adviser’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a short squeeze in the securities held short by a Fund forcing the Fund to cover its positions at a loss. Such reporting requirements may also limit the Adviser’s ability to access management and other personnel at certain companies where the Adviser seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as a Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make a Fund unable to execute its investment strategy. In addition, if the SEC were to adopt restrictions regarding short sales, they could restrict the Funds’ ability to engage in short sales in certain circumstances, and the Funds may be unable to execute their investment strategies as a result.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Funds to execute certain investment strategies and may have a material adverse effect on the Funds’ ability to generate returns.

Federal legislation has been passed that requires the adoption of regulations that would require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements would apply to loan participations, syndicated loans, and loan assignments. If a Fund invests in loans it could be adversely affected by the regulation. The effect of any future regulatory change on the Funds could be substantial and adverse.

Inflation-Indexed Bond Risk

Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a RIC and eliminate Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

U.S. Government Securities Risk

Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.

The events surrounding the U.S. federal government debt ceiling and any resulting agreement could adversely affect the Funds’ ability to achieve its investment objectives. On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. The downgrade by S&P and other future downgrades could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Funds and the Funds themselves. The Advisers cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Funds’ portfolios. The Advisers may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of that Fund. The Advisers manage each Fund’s assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Fund’s current income and gains available for distribution to its shareholders. Each of the Funds may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Fund’s Adviser, it is in the best interest of the Fund to do so, for example, because an issuer’s creditworthiness or perceived changes in a company’s growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains, including short-term capital gains taxable as ordinary income when distributed to shareholders, or losses and could result in a high portfolio turnover rate during a given period. Transactions in equity securities typically involve the payment of brokerage commissions, which are borne by the Funds and negatively affect a Fund’s performance. Debt securities are normally traded on a principal basis, involving a mark-up or mark-down of the price which is an indirect transaction cost, and therefore the Funds incur transaction costs when trading them. Its costs are incorporated in purchase or sale prices and negatively affect the Funds’ performance.

The portfolio turnover rates of the Funds for the fiscal years ended March 31, 2015 and March 31, 2016 are as follows:

Fund(1)	2015	2016
Total Return Bond Fund	13%	[	]%

Core Fixed Income Fund	65%	[	]%

Emerging Markets Fixed Income Fund	67%	[	]%

Low Duration Bond Fund	61%	[	]%

Floating Rate Fund	84%	[	]%

Flexible Income Fund	55%(2)	[	]%

Low Duration Emerging Markets Fixed Income Fund	21%(2)	[	]%

Long Duration Total Return Bond Fund	72%(2)	[	]%

Strategic Commodity Fund	N/A	[	]%(2)

Global Bond Fund	N/A	[	]%(2)

Multi-Asset Growth Fund	86%	[	]%

Shiller Enhanced CAPE®	68%	[	]%

(1)	Flexible Income Fund and Low Duration Emerging Markets Fixed Income Fund commenced operations on April 7, 2014. Long Duration Total Return Bond Fund commenced operations on December 15, 2014. Strategic Commodity Fund commenced operations on May 18, 2015. Global Bond Fund commenced operations on December 17, 2015.
(2)	Not annualized.

DISCLOSURE OF PORTFOLIO INFORMATION

It is the policy of the Trust to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end (collectively, the “Portfolio Holdings”) to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter). This information is generally not available on the Funds’ website. Shareholders and others who wish to obtain Portfolio Holdings for a particular month may make a request by contacting the Funds at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for Portfolio Holdings may be made on a monthly basis pursuant to this procedure, or standing requests for Portfolio Holdings may be accepted. Persons making requests will be asked to provide their name and a mailing address, e-mail address or fax number. Each Fund reserves the right to refuse to fulfill a request if it believes that providing Portfolio Holdings would be contrary to the best interests of the Fund.

In addition, the Funds may disclose Portfolio Holdings at any time to analysts, ratings agencies, outside fund evaluators and data aggregators such as, but not limited to, Morningstar, Lipper, Bloomberg and Standard and Poor’s. The disclosure of Portfolio Holdings in this context is generally conditioned on the recipient agreeing to treat such Portfolio Holdings as confidential (provided that analysts and rating agencies may publish portfolio positions upon the consent of authorized personnel (as defined below), under circumstances where such personnel determine that such information is publicly available through the Funds’ website or by other means, or will become publicly available through such publication), and to not allow the Portfolio Holdings to be used by it or its employees in connection with the purchase or sale of shares of a Fund.

In addition, Portfolio Holdings are provided or otherwise available on a real-time basis to third-party service providers of the Funds (and their personnel) who require the information to provide services to the Funds, including an Adviser, the Funds’ custodian, U.S. Bank National Association, pricing service providers, Thomson Reuters/Lipper, ValueLine, Vickers Stock Research, CapitalBridge (formerly Citigate Financial), broker-dealers who facilitate the Funds’ trading, the Funds’ accountant and administrator, U.S. Bancorp Fund Services, LLC, the Funds’ Independent Registered Public Accounting Firm, [    ], and Ropes & Gray LLP, counsel to the Funds. Portfolio Holdings of Shiller Enhanced CAPE® are also provided or otherwise available on a real-time basis to the sponsor of the Shiller Barclays CAPE® US Sector TR Return Index, Barclays Bank PLC, to allow the sponsor to oversee compliance with the terms of the license or trading arrangements between the sponsor and DoubleLine Capital relating to the Fund.

The Trust’s Officers (for example, President, Treasurer, Chief Compliance Officer, or Secretary) (collectively, “authorized personnel”) may authorize disclosure of a Fund’s Portfolio Holdings if such authorized personnel determines that disclosure of the Fund’s Portfolio Holdings is in the best interest of the Fund’s shareholders. The Trust’s Chief Compliance Officer or other authorized personnel provide periodic reports to the Trust’s Board of Trustees regarding the operation of the Trust’s policy in respect of the disclosure of Portfolio Holdings and disclosures made pursuant to it.

No compensation is received by the Funds or the Advisers in connection with the disclosure of Portfolio Holdings.

BROKERAGE, ALLOCATION AND OTHER TRADING PRACTICES

Each Adviser is responsible for the placement of the Funds’ portfolio transactions and, with respect thereto, the negotiation of prices, brokerage commissions, if any, and mark-ups and mark-downs or spreads on principal transactions. The Advisers may also purchase securities on behalf of the Funds in underwritten offerings at fixed prices that include discounts to underwriters and/or concessions to dealers.

In placing a portfolio transaction, each Adviser seeks to achieve best execution. This means that, in selecting broker-dealers to execute portfolio transactions for the Funds, each Adviser seeks to select broker-dealers that will execute securities transactions in a manner such that the total cost or proceeds of each transaction is the most favorable under the circumstances. This does not mean, however, that portfolio transactions are always executed at the lowest available commission or spread, and an Adviser may effect transactions that cause a Fund to pay a commission or spread in excess of a commission or spread that another broker-dealer would have charged if the Adviser determines that, notwithstanding such commission or spread, such transaction is in the Fund’s best interest. In making this determination, the Adviser may take a variety of factors into consideration, including, without limitation, (i) execution quality in light of order size, difficulty of execution and other relevant factors; (ii) associated expenses and costs; (iii) the quality, reliability, responsiveness and value of the provided services; (iv) the operational compatibility between the broker-dealer and the Adviser; (v) the broker-dealer’s safety and soundness; and (vi) the provision of research and brokerage products and services. The provision of research and brokerage products and services is not typically considered in respect of transactions by the DoubleLine Funds when trading fixed income securities.

From time to time, each Adviser receives unsolicited research from various brokers, which may or may not be counterparties to trades placed on behalf of clients. While the Advisers may review and consider certain of the research received, the provision of unsolicited research does not factor into the Advisers’ broker selection process with respect to trading fixed-income securities. Research services include items such as reports on industries and companies, economic analyses, review of business conditions and portfolio strategy and various trading and quotation services. Such services also include advice from broker-dealers as to the value of securities, availability of securities, availability of buyers, and availability of sellers. These services also include recommendations as to purchase and sale of individual securities and timing of transactions.

Investment decisions for the Funds and for the other investment advisory clients of the Advisers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Funds). Some securities considered for investment by the Funds also may be appropriate for other clients served by the Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time, including accounts in which an Adviser, its officers or employees may have a financial interest. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by an Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and other clients pursuant to the Adviser’s trade allocation policy that is designed to ensure that all accounts, including the Funds, are treated fairly and equitably over time.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), each Adviser may, on behalf of a client, pay a broker or dealer, including those acting in the capacity of a futures commission merchant, that provides “brokerage and research services” (as defined in the Exchange Act) to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission that another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities to the client and to other client accounts over which the Adviser exercises investment discretion. Such research services include proprietary research created internally by a broker or by a third-party provider (and made available to an Adviser by a broker) such as, for example, individual stock information and research, industry and sector analysis, trend analysis and forecasting, discussions with individual stock analysts, and meetings arranged with various sources of information regarding particular issuers, industries, governmental policies, specific information about local markets and applicable regulations, economic trends, and other matters. In addition, a broker may accumulate credits for an Adviser’s account and use them to purchase brokerage and research services at the Adviser’s discretion and based on the Adviser’s determination of the relative benefits of the various services available for purchase. These arrangements are commonly known as “commission sharing arrangements.” Accordingly, an Adviser’s clients may be deemed to be paying for research and these other services with “soft” or commission dollars. Research furnished by brokers or dealers or pursuant to credits accumulated at brokers or dealers through commission sharing arrangements may be used in servicing any or all of the Advisers’ clients and may be used for client accounts other than those that pay commissions to the broker or dealer providing the research. An Adviser also may receive soft dollar credits based on certain “riskless” principal securities transactions with brokerage firms. With respect to certain products and services used for both research/brokerage and non-research/brokerage purposes, an Adviser generally allocates the costs of such products and services between their research/brokerage and non-research/brokerage uses, and generally uses soft dollars to pay only for the portion allocated to research/brokerage uses. Examples of products and services used for non-research/brokerage purposes (and not paid for with soft dollars) include equipment and exchange data (e.g., quotes, volume). Some of these services may be of value to the Advisers and their related parties in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by a Fund is not reduced because an Adviser or its related parties receive these services even though the Adviser might otherwise be required to purchase some of these services for cash. An Adviser’s authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

An Adviser’s relationships with brokerage firms that provide soft dollar services to the Adviser (including brokerage firms that participate in commission sharing arrangements) may influence the Adviser’s judgment and create conflicts of interest, both in allocating brokerage business between firms that provide soft dollar services and firms that do not, and in allocating the costs of mixed-use products between their research and non-research uses. When an Adviser uses client brokerage commissions to obtain research or other products or services, the Adviser receives a benefit because it does not have to produce or pay for such research, products, or services. As such, that Adviser has an incentive to select or recommend a broker-dealer based on the Adviser’s interest in receiving the research or other products or services, rather than on the Adviser’s clients’ interest in receiving most favorable execution. Client trades executed through these brokers or any other brokerage firm may not be at the lowest price otherwise available. Each Adviser maintains policies and procedures designed to address such conflicts of interest.

In an effort to achieve efficiencies in execution and reduce trading costs, an Adviser and its related parties may, but will not necessarily, aggregate securities transactions on behalf of a number of accounts, including accounts of the Funds, at the same time. In addition, an Adviser may execute securities transactions alongside or interspersed between aggregated orders when the Adviser believes that such execution will not interfere with its ability to execute in a manner believed to be most favorable to its clients as a whole. An Adviser may exclude trades for accounts that direct brokerage or that are managed in part for tax considerations from aggregate orders.

When executing aggregate orders, trades will be allocated among accounts using procedures that an Adviser considers to be reasonably designed to be non-preferential and fair and equitable over time. This may include making the allocation on a random or pro rata basis or based on such considerations as diversification requirements, duration, investment objectives, client contractual or regulatory investment guidelines and restrictions, existing or targeted account weightings in particular securities or sectors, lot size, account size, cash availability, amount of existing holdings (or substitutes) of the security in the accounts, investment time horizons and directed brokerage instructions, if applicable.

An Adviser shares allocations of public offerings and other desirable but limited opportunities to buy or sell securities in a manner that the Adviser considers reasonably designed to be non-preferential and fair and equitable over time, such that no account or group of accounts receives consistently favorable or unfavorable treatment. Generally, such allocations will be made after taking into account cash availability and need, suitability, investment objectives and guidelines and other factors deemed appropriate in making investment allocation decisions for each client. Shares obtained in IPOs will be allocated using these criteria unless the number of shares made available to the Adviser is de minimis, in which case, the shares will be allocated among the eligible accounts based on the Adviser’s assessment of the circumstances.

In addition, and particularly with respect to fixed-income securities, if a small amount of an investment is allocated to an Adviser, the Adviser may allocate it disproportionately, taking into consideration lot size, existing or targeted account weightings in particular securities and/or sectors, account size, diversification requirements and investment objectives/restrictions.

The following table provides the dollar amount of brokerage commissions paid by the Funds for the periods indicated. Changes in the amounts of brokerage commissions from year to year are generally the result of active trading strategies employed by the Funds’ investment teams in response to market conditions, changes in the total assets of a Fund, and/or a determination by the Adviser to engage in brokerage practices as described above.

Fund(1)	Total Brokerage Commissions
	March 31, 2014	March 31, 2015	March 31, 2016

Total Return Bond Fund	$0	$0	$[ ]

Core Fixed Income Fund	$0	$0	$[ ]

Emerging Markets Fixed Income Fund	$0	$0	$[ ]

Low Duration Bond Fund	$0	$0	$[ ]

Floating Rate Fund	$0	$0	$[ ]

Flexible Income Fund	N/A	$0	$[ ]

Low Duration Emerging Markets Fixed Income Fund	N/A	$0	$[ ]

Long Duration Total Return Bond Fund	N/A	$0	$[ ]

Strategic Commodity Fund	N/A	N/A	$[ ]

Global Bond Fund	N/A	N/A	$[ ]

Multi-Asset Growth Fund	$152,001	$74,518	$[ ]

Shiller Enhanced CAPE®	$0	$0	$[ ]

(1) Shiller Enhanced CAPE® commenced operations on October 31, 2013. The Flexible Income Fund and the Low Duration Emerging Markets Fixed Income Fund commenced operations on April 7, 2014. The Long Duration Total Return Bond Fund commenced operations on December 15, 2014. The Strategic Commodity Fund commenced operations on May 18, 2015. The Global Bond Fund commenced operations on December 17, 2015.

Certain diligence-related transaction costs. The Adviser may aggregate a Fund’s order for an investment in, or sale of, an interest in a subordinated tranche CMBS, including investments at original issuance, with those of one or more other DoubleLine Funds. Certain of these investments may involve investor participants incurring diligence-related or structuring costs and expenses. Those costs and expenses will be allocated to all of the accounts, including any Funds, participating in the aggregated transaction pro rata based on the amount of investment made by each account participating in the transaction. Each Fund’s participation in any such aggregated transaction will be subject to a number of conditions intended to result in the fair and equitable treatment of each participating account, including each Fund. For example, a Fund will not incur diligence- or structuring-related expenses in connection with any such transaction in excess of 0.50% of the value of the Fund’s investment in the structured product without the Fund’s Board of Trustees approval of those expenses.

As of the close of the fiscal year ended March 31, 2016, the Funds listed below owned securities of their regular broker-dealers as defined by Rule 10b-1 under the 1940 Act. (Generally, a regular broker or dealer of an investment company is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from participating in portfolio transactions, engaged as principal in the largest dollar amount of portfolio transactions, or sold the largest dollar amount of portfolio securities during the Fund’s most recent fiscal year).

Fund/Regular Broker-Dealer	Aggregate Amount of Holdings
[ ]	[	]

TRUSTEES AND OFFICERS

The Board of Trustees of the Trust consists of five Trustees, three of whom are not considered to be “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by each Fund’s Adviser and other service providers to the Trust. Each Adviser and the Trust’s administrator are responsible for the day-to-day management and administration of the Trust.

The Chair of the Board, Mr. Jeffrey E. Gundlach, also serves as Chief Executive Officer and Chief Investment Officer of DoubleLine Capital. Mr. Gundlach is an interested person of the Trust. The Vice Chairman of the Board of Trustees of the Trust is Mr. Philip A. Barach. He serves as the President of DoubleLine Capital and is also an interested person of DoubleLine Funds Trust.

Mr. Raymond B. Woolson serves as the lead Independent Trustee of the Trust. A portion of each regular meeting of the Board is devoted to an executive session of the Independent Trustees at which no members of management or the Funds’ administrator are present. At those meetings, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board of Trustees, including fund governance, fund management, and leadership issues, and are advised by independent legal counsel. Mr. Woolson serves as Chair for those meetings.

The Board has an Audit Committee consisting of the Trustees who are Independent Trustees. Mr. Woolson serves as the Chairman of the Audit Committee. The Audit Committee’s other members are Messrs. Ciprari and Salter. The Audit Committee makes recommendations to the Board concerning the selection of the independent auditors and reviews with the auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Trust with the accounting and financial reporting requirements of the 1940 Act. During the fiscal year ended March 31, 2016, the Audit Committee met [        ] times.

The Board has a Qualified Legal Compliance Committee (“QLCC”), consisting of Messrs. Ciprari, Salter, and Woolson. The QLCC receives, reviews and takes appropriate action with respect to any report made or referred to the QLCC by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by a Fund or by any officer, director, employee, or agent of a Fund. [The QLCC did not meet during the fiscal year ended March 31, 2016].

The Board has a Nominating Committee consisting of the Trustees who are Independent Trustees. The members of the Nominating Committee are Messrs. Ciprari, Salter, and Woolson. The Nominating Committee makes recommendations to the Board regarding nominations for membership on the Board as an independent trustee. Based on, among other things, information provided by management of the Trust, the Nominating Committee periodically reviews trustee compensation and recommends any changes it deems appropriate to the Independent Trustees. The Nominating Committee will also consider potential trustee candidates recommended by shareholders provided that the proposed candidates satisfy the trustee qualification requirements provided in the Trust’s Declaration of Trust, as amended, and the Trust’s other governing documents. [The Nominating Committee did not meet during the fiscal year ended March 31, 2016].

The Fund has a Valuation Committee that, among other things, implements or oversees certain aspects of the Funds’ Pricing and Valuation Policy. The Valuation Committee consists of one or more persons appointed by the Board with authorization to make fair value determinations on a day-to-day basis with respect to Fund holdings when market prices are not readily available or are considered unreliable in accordance with Board approved valuation procedures.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees on the Board lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that its Trustees’ ability to review, critically evaluate, question, and discuss information provided to them, to interact effectively with the Trust’s Advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of its duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members, as applicable, in reaching its conclusion: (i) such person’s business and professional experience and accomplishments, including prior experience in the financial services and investment management fields or on other boards; (ii) such person’s ability to work effectively with the other members of the Board; (iii) how the individual’s skills, experiences, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board; (iv) such person’s character and integrity; (v) such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and (vi) as to each Trustee other than Messrs. Gundlach and Barach, his status as an Independent Trustee. In addition, the following specific experience, qualifications, attributes and/or skills were considered in respect of the listed Trustee: Mr. Ciprari, significant experience serving in the investment banking industry and as a senior executive at an investment bank; Mr. Salter, significant experience and familiarity with securities markets and financial matters generally; Mr. Woolson, significant financial consulting, fund accounting, and fund administration experience; Mr. Gundlach, significant experience and service in the investment management industry and as a senior executive at an investment advisory firm; and Mr. Barach, significant experience and service in the investment management industry. References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust, including (i) the substantial investment experience of Messrs. Gundlach and Barach; (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are interested persons of the Trust; and (iii) the leadership role of the lead Independent Trustee. The Board expects to review its structure on an annual basis.

In its oversight role, the Board and/or its Committees receive and review reports from the relevant Funds’ officers, including, but not limited to, the President, Chief Compliance Officer and Treasurer, DoubleLine portfolio management personnel and other senior personnel of the Funds’ Advisers, the Funds’ independent registered public accounting firm, and the Funds’ third-party service providers with respect to a variety of matters, including matters that relate to the operations of the Funds, including related risks.

The function of the Board with respect to risk management is one of periodic oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. Each Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a Fund. Under the general oversight of the Board or the applicable Committee of the Board, the Trust, each Adviser, and other service providers to the Trust employ a variety of processes, procedures, and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. The Board recognizes, however, that not all risks that may affect a Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. There is no assurance that the Board of Trustees’ operations or leadership structure will identify, prevent, or mitigate risks in actual practice.

The name, year of birth, and principal occupations for the past five years of the Trustees and officers of the Funds are listed below, along with the number of portfolios in the fund complex overseen and the other directorships held by each Trustee. The business address for each Trustee is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

 Independent Trustees

Name and Year of Birth	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years
Joseph J. Ciprari 1964	Trustee of DoubleLine Funds Trust	Indefinite/ Since Inception	President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	16	None
John C. Salter 1957	Trustee of DoubleLine Funds Trust	Indefinite/ Since Inception	Stark Municipal Brokers. Formerly, Managing Director, Municipals, Tullet Prebon Financial Services LLC (d/b/a) Chapdelaine. Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	16	None
Raymond B. Woolson 1958	Trustee of DoubleLine Funds Trust	Indefinite/ Since Inception	President, Apogee Group, Inc., a company providing financial consulting services.	16	None

Interested Trustees

Each of the following Trustees is an interested person of the Trust as defined in the 1940 Act because they are officers of an Adviser, and indirect shareholders in an Adviser.

Name and Year of Birth	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years
Jeffrey E. Gundlach 1959	Trustee of DoubleLine Funds Trust	Indefinite/ Since Inception	Chief Executive Officer and Chief Investment Officer, DoubleLine Capital (since December 2009).	14	None
Philip A. Barach 1952	Trustee of DoubleLine Funds Trust	Indefinite/ Since Inception	President, DoubleLine Capital (since December 2009).	14	None
(1)	The term “Fund Complex” as used herein includes the Funds, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Infrastructure Income Fund and one separate series of DoubleLine Funds Trust, which is a registered investment company whose shares are offered on a limited basis and through separate offering materials.

Equity Ownership of Trustees in the Funds

The Trustees owned the dollar ranges of equity securities in the Funds shown in the table below as of the end of the most recently completed calendar year. The table includes, as applicable, securities in which each trustee holds an economic interest through their deferred compensation plan.

Fund Shares Owned by Trustees as of December 31, 2015

Amount Invested Key
A.	$0
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	over $100,000

Dollar Range of Equity Securities Owned in the Funds
	Independent Trustees			Interested Trustees
FUND NAME	Joseph J. Ciprari	John C. Salter(2)	Raymond B. Woolson(3)	Jeffrey E. Gundlach	Philip A. Barach
Total Return Bond Fund	A	C	A	E	E
Core Fixed Income Fund	A	A	A	E	D
Emerging Markets Fixed Income Fund	A	A	A	E	E
Low Duration Bond Fund	A	A	A	A	E
Floating Rate Fund	A	A	A	A	A
Flexible Income Fund	A	A	A	A	A
Low Duration Emerging	A	A	A	A	A

Dollar Range of Equity Securities Owned in the Funds
	Independent Trustees			Interested Trustees
FUND NAME	Joseph J. Ciprari	John C. Salter(2)	Raymond B. Woolson(3)	Jeffrey E. Gundlach	Philip A. Barach
Markets Fixed Income Fund
Long Duration Total Return Bond Fund	A	A	A	A	A
Strategic Commodity Fund	A	A	A	N/A	N/A
Global Bond Fund	A	A	A	N/A	N/A
Multi-Asset Growth Fund	A	B	A	A	A
Shiller Enhanced CAPE®	A	C	A	A	A
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)	A	D	B	E	E

(1)	The term “Family of Investment Companies” as used herein includes the Funds, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Infrastructure Income Fund and one separate series of DoubleLine Funds Trust, which is a registered investment company whose shares are offered on a limited basis and through separate offering materials.

Trustee Interest in Advisers, Distributor or Affiliates

As of the end of the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families own or have owned securities beneficially or of record in the Advisers, Quasar Distributors, LLC (the “Distributor”), or any related party of the Advisers or Distributor during the past two calendar years, as shown by the chart below. As of the end of the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families, have or had a direct or indirect interest, the value of which exceeds $120,000 in the Advisers, the Distributor, or any of their affiliates during the past two calendar years.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class

Joseph J. Ciprari	None	None	None	None	None

John C. Salter	None	None	None	None	None

Raymond B. Woolson	None	None	None	None	None

Trustee Material Interest in Any Transactions with Advisers, Distributor or Affiliates

During the two most recently completed calendar years, neither the Independent Trustees of the Trust nor members of their immediate family, have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which an Adviser, the Distributor, or any affiliate of an Adviser or Distributor was a party.

Compensation of Independent Trustees

The following table illustrates the annual compensation paid on a quarterly basis to each Trustee who is not an employee of an Adviser or its affiliates or related parties for his services as Trustee of the Trust and, if applicable, the compensation paid to a Trustee for his service as the Audit Committee Chair and/or the lead Independent Trustee (such compensation being in addition to the fees received for serving on the Board).

Position	Annual Compensation
Trustee	$222,000
Audit Committee Chair	$21,600
Lead Independent Trustee	$18,000

The fees shown above are prorated among the Funds, DoubleLine Infrastructure Income Fund, and one separate series of DoubleLine Funds Trust, which is a registered investment company whose shares are offered on a limited basis and through separate offering materials. The Funds will also reimburse the Trustees for travel and other out-of-pocket expenses incurred in connection with attending such meetings of the Trustees.

Effective May 22, 2014, the Trust has adopted a deferred compensation plan that allows the Independent Trustees to defer payment of compensation earned to a future period. Any compensation deferred under the plan will earn an investment return based on the return of shares of one or more Funds designated by the Trustee in advance.

The following table illustrates the compensation paid to each Trustee by the Trust and the Fund Complex for the fiscal year ended March 31, 2016.

Aggregate Compensation from the Funds(5)
	Independent Trustees			Interested Trustees
FUND NAME	Joseph J. Ciprari	John C. Salter	Raymond B. Woolson	Jeffrey E. Gundlach(4)	Philip A. Barach(4)
Total Return Bond Fund	$[ ]	$[ ]	$[ ]	None	None
Core Fixed Income Fund	$[ ]	$[ ]	$[ ]	None	None
Emerging Markets Fixed Income Fund	$[ ]	$[ ]	$[ ]	None	None
Low Duration Bond Fund	$[ ]	$[ ]	$[ ]	None	None
Floating Rate Fund	$[ ]	$[ ]	$[ ]	None	None
Flexible Income Fund	$[ ]	$[ ]	$[ ]	None	None
Low Duration Emerging Markets Fixed Income Fund	$[ ]	$[ ]	$[ ]	None	None
Long Duration Total Return Bond Fund	$[ ]	$[ ]	$[ ]	None	None
Strategic Commodity Fund(1)(2)	$[ ]	$[ ]	$[ ]	None	None
Global Bond Fund(1)(2)	$[ ]	$[ ]	$[ ]	None	None
Multi-Asset Growth Fund	$[ ]	$[ ]	$[ ]	None	None
Shiller Enhanced CAPE®	$[ ]	$[ ]	$[ ]	None	None
Total Compensation from the Fund Complex(3) Paid to Trustees(6)	$[ ]	$[ ]	$[ ]	None	None

(1)	The Strategic Commodity Fund commenced operations on May 18, 2015. The Global Bond Fund commenced operations on December 17, 2015.

(2)	The Fund has not completed a full fiscal year of operations; therefore, compensation is estimated for the Fund’s current fiscal year ending March 31, 2016.
(3)	The term “Fund Complex” as used herein includes the Funds, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Infrastructure Income Fund and one separate series of DoubleLine Funds Trust, which is a registered investment company whose shares are offered on a limited basis and through separate offering materials.
(4)	Mr. Gundlach and Mr. Barach are each an Interested Trustee of the Trust.
(5)	Includes amounts deferred as part of the Trust’s deferred compensation plan.
(6)	Total compensation from the Fund Complex paid to Trustees includes compensation from one or more funds that were liquidated during the period.

Retirement Policy

The Trust has not adopted a retirement policy for their respective trustees.

Officers

The officers of the Trust who are not also trustees of the Trust are included in the table below. The business address for each officer is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ronald R. Redell, 1970	President	Indefinite/Since Inception	Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); President, DoubleLine Funds Trust (since January 2010); Executive, DoubleLine Capital (since July 2010); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); Executive, DoubleLine Group LP (since January 2013).
Susan Nichols, 1962	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since October 2011	Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2013); Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since October 2011); Director of Mutual Funds Operations, DoubleLine Capital. Formerly, Southern Wholesaler, DoubleLine Capital. Formerly, Assistant Treasurer, DoubleLine Funds Trust.
Keith T. Kirk, 1963	Chief Compliance Officer	Indefinite/Since May 2012	Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since May 2012); Chief Compliance Officer, DoubleLine

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Income Solutions Fund (since January 2013); Chief Compliance Officer, DoubleLine Funds Trust (since May 2012); Deputy General Counsel and Chief Compliance Officer, DoubleLine Capital (since January 2012). Formerly, Independent Compliance Consultant (from September 2009 through December 2011).
Louis C. Lucido, 1948	Secretary	Indefinite/Since Inception	Secretary, DoubleLine Opportunistic Credit Fund (since July 2011); Secretary, DoubleLine Income Solutions Fund (since January 2013); Chief Operating Officer, DoubleLine Capital (since June 2010); Secretary, DoubleLine Funds Trust (since January 2010); Member of the Board of Directors, 826LA (since June 2013); Member of the Board of Directors, Junior Achievement of Southern California (since June 2013); Member of the Board of Directors, CASA of Los Angeles (since February 2013) and Vice Chairman (since June 2014). Formerly, Executive Vice President, DoubleLine Capital (from December 2009 through May 2010).
Grace Walker, 1970	Assistant Treasurer	Indefinite/Since March 2012	Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since March 2012); Assistant Treasurer, DoubleLine Income Solutions Fund (since January 2013); Assistant Treasurer, DoubleLine Funds Trust (since March 2012). Formerly, Assistant Treasurer of the private funds of Western Asset Management Company (from December 2004 through March 2012).
Cris Santa Ana, 1965	Vice President	Indefinite/Since April 2011	Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine Capital

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
(since June 2010). Formerly, Chief Operating Officer, DoubleLine Capital (from December 2009 through May 2010).
Earl A. Lariscy, 1966	Vice President	Indefinite/Since May 2012	Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); General Counsel, DoubleLine Capital (since April 2010).
David Kennedy, 1964	Vice President	Indefinite/Since May 2012	Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Manager, Trading and Settlements, DoubleLine Capital (since December 2009).
Patrick A. Townzen, 1978	Vice President	Indefinite/Since September 2012	Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since September 2012); Manager of Operations, DoubleLine Capital (since September 2012). Formerly, Manager, Western Asset Management Company.

INVESTMENT ADVISORY AGREEMENTS

DoubleLine Funds Trust and DoubleLine Capital are parties to Investment Management and Advisory Agreements (the “DoubleLine Capital Advisory Agreements”). DoubleLine Capital was organized in 2009 as a Delaware limited liability company, and was converted into a Delaware limited partnership on December 23, 2009. The general partner of DoubleLine Capital is DoubleLine Capital GP LLC, an entity that is wholly owned by Jeffrey E. Gundlach. As a result, Mr. Gundlach may be deemed to control DoubleLine Capital.

DoubleLine Funds Trust and DoubleLine Commodity are parties to an Investment Management Agreement (the “DoubleLine Commodity Advisory Agreement” and, together with the DoubleLine Capital Advisory Agreements, the “Advisory Agreements”). DoubleLine Commodity was organized in 2015 as a Delaware limited partnership. The general partner of DoubleLine Commodity is RHE Group LLC. RHE Group LLC is owned by Messrs. Henry V. Chase, Earl A. Lariscy, and Ronald R. Redell. Therefore, each of Messrs. Chase, Lariscy, and Redell, may be deemed to control DoubleLine Commodity.

DoubleLine Capital and DoubleLine Commodity share certain personnel and other resources through contractual arrangements with DoubleLine Group LP. All investment personnel of the Advisers are employees of DoubleLine Group LP and provide services to the Advisers pursuant to contractual arrangements. The general partner of DoubleLine Group LP is DoubleLine Capital GP LLC, an entity that is wholly owned by Jeffrey E. Gundlach. As a result, Mr. Gundlach may be deemed to control DoubleLine Group LP.

Under each Advisory Agreement, the Trust retains the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, to administer its day-to-day operations, and to be responsible for overall management of the Trust’s business affairs subject to the oversight of the Board of Trustees of the Trust. The Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of each Fund’s investment objective.

Each Adviser furnishes to its respective Trust office space at such places as are agreed upon from time to time and all office facilities, business equipment, supplies, utilities and telephone service necessary for managing the affairs and investments and arranges for officers or employees of the Adviser to serve, without compensation from the Trust, as officers, trustees or employees of the Trust if desired and reasonably required by the Trust.

Each Fund pays a monthly fee to its respective Adviser, calculated at the following annual rate (as a percentage of each Fund’s average daily net asset value):

Total Return Bond Fund	0.40%
Core Fixed Income Fund	0.40%
Emerging Markets Fixed Income Fund	0.75%
Low Duration Bond Fund	0.35%
Floating Rate Fund	0.50%
Flexible Income Fund	0.62%
Low Duration Emerging Markets Fixed Income Fund	0.50%
Long Duration Total Return Bond Fund	0.50%
Strategic Commodity Fund	0.90%
Global Bond Fund	0.50%
Multi-Asset Growth Fund	1.00%
Shiller Enhanced CAPE®	0.45%

Each Adviser has agreed to waive its investment advisory fee and to reimburse other ordinary operating expenses of each Fund listed below, as applicable, to the extent necessary to limit the ordinary operating expenses of each class of the Fund’s shares to an amount not to exceed the following annual rates (based on the each class of shares’ average daily net assets):

	Class I	Class N	Class A	Class C	Expiration

Emerging Markets Fixed Income Fund	0.95%	1.20%	–	–	July 31, 2016
Low Duration Bond Fund	0.47%	0.72%	–	–	July 31, 2016
Floating Rate Fund	0.75%	1.00%	–	–	July 31, 2016
Flexible Income Fund	0.82%	1.07%	–	–	July 31, 2016
Low Duration Emerging Markets Fixed Income Fund	0.59%	0.84%	–	–	July 31, 2016
Long Duration Total Return Bond Fund	0.65%	0.90%	–	–	November 20, 2016
Strategic Commodity Fund	1.10%	1.35%			May 14, 2017
Global Bond Fund	0.70%	0.95%			November 29, 2017
Multi-Asset Growth Fund	1.20%	1.45%	1.45%	2.20%	July 31, 2016
Shiller Enhanced CAPE®	0.65%	0.90%	–	–	July 31, 2016

Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. The expense limitations described above are expected to apply until the expiration date noted in the table. However, these expense limitations may be terminated by a Fund’s Board of Trustees at any time.

Each Adviser is permitted to be reimbursed for fee waivers and/or expense reimbursements it makes to a Fund in the prior three fiscal years. Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees waived and/or expenses reimbursed. Any such reimbursement requested by the Adviser is subject to review and approval by the Fund’s Board of Trustees and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed. The expense limitations in place for the Emerging Markets Fixed Income Fund, the Multi-Asset Growth Fund, the Low Duration Bond Fund, the Floating Rate Fund, Shiller Enhanced CAPE®, the Flexible Income Fund, and the Low Duration Emerging Markets Fixed Income Fund have remained the same since the inception of each of those Funds and are described above. With respect to the Total Return Bond Fund and the Core Fixed Income Fund, DoubleLine Capital had contractually agreed to limit ordinary operating expenses to an amount not to exceed 0.49% for Class I shares or 0.74% for Class N shares for the periods from inception through July 24, 2012.

DoubleLine Capital or DoubleLine Commodity, as applicable, has contractually waived a portion of its fees or reimbursed certain operating expenses and as of March 31, 2016 was entitled to recapture the amounts shown below no later than the dates stated below:

Fund(2)	Date of Expiration March 31,
	2017	2018	2019
Total Return Bond Fund	--	--	[	]
Core Fixed Income Fund(1)	--	--	[	]
Emerging Markets Fixed Income Fund	--	--	[	]
Low Duration Bond Fund(1)	$105,391	$32,417	[	]
Floating Rate Fund	--	--	[	]
Flexible Income Fund	--	$248,339	[	]
Low Duration Emerging Markets Fixed Income Fund	--	$302,278	[	]
Long Duration Total Return Bond Fund	--	$130,444	[	]
Strategic Commodity Fund	--	--	[	]
Global Bond Fund	--	--	[	]
Multi-Asset Growth Fund	$283,515	$133,348	[	]
Shiller Enhanced CAPE®	$399,206	$270,166	[	]

(1) ]As of the date of this SAI, Core Fixed Income Fund and Low Duration Bond Fund have recouped all amounts waived shown above that were subject to recoupment as of March 31, 2016].

(2) The Strategic Commodity Fund commenced operations on May 18, 2015. The Global Bond Fund commenced operations on December 17, 2015.

Except for expenses specifically assumed by the Advisers under the Advisory Agreements, each Fund bears all expenses incurred in its operations. Fund expenses include the fee of the Fund’s Adviser; expenses of the Plan of Distribution pursuant to Rule 12b-1; compensation and expenses of trustees who are not officers or employees of the Adviser; registration, filing and other fees in connection with filings with states and other regulatory authorities; fees and expenses of independent accountants; the expenses of printing and mailing proxy statements and shareholder reports; custodian and transfer and dividend disbursing agent charges and sub-transfer agency and shareholder servicing expenses; brokerage fees and commissions and securities transaction costs; taxes and government fees; legal fees; the fees of any trade association; the costs of the administrator and fund accountant; compliance support services; the cost of stock certificates, if any, representing shares of the Fund; organizational expenses; expenses of shareholder and trustee meetings; the cost and expense of printing, including typesetting, and distributing prospectuses and supplements thereto to the Fund’s shareholders; premiums for the fidelity bond and any directors and officers/errors and omissions insurance; interest and taxes; certain diligence-related costs (see the section entitled “Brokerage, Allocation and Other Trading Practices - Certain diligence-related transaction costs” in this SAI); and any other ordinary or extraordinary expenses incurred in the course of the Fund’s business. The 12b-1 fees relating to the Class A, Class C and Class N shares will be directly allocated to that class.

Each Advisory Agreement will continue in effect as to the relevant Fund initially for two years and thereafter from year to year if such continuance is specifically approved at least annually by (a) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and (b) vote of a majority of the Trustees who are not interested persons of the Trust or the Adviser (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement may be terminated without penalty at any time on 60 days’ written notice, by vote of a majority of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. Each Advisory Agreement terminates automatically in the event of its assignment.

Each Advisory Agreement also provides that the Adviser shall not be liable to the Trust for any actions or omissions except for liability resulting from its gross negligence, willful misfeasance, bad faith, or from reckless disregard of its duties.

DoubleLine Capital has entered into an Investment Management Agreement with DoubleLine Cayman Multi-Asset Growth Fund I Ltd., a wholly-owned subsidiary of the Multi-Asset Growth Fund (the “MAG Subsidiary Advisory Agreement”), and the terms of the MAG Subsidiary Advisory Agreement are substantially similar to the terms of the Advisory Agreement.

DoubleLine Commodity has entered into an Investment Management Agreement with DoubleLine Strategic Commodity Ltd., a wholly-owned subsidiary of the Strategic Commodity Fund (the “Commodity Subsidiary Advisory Agreement”), and the terms of the Commodity Subsidiary Advisory Agreement are substantially similar to the terms of the DoubleLine Commodity Advisory Agreement.

Advisory fees, fee waivers and expense reimbursements/(recoupment) for the past three fiscal years were as follows:

Fiscal year ending March 31, 2014: (1)	Gross Advisory Fee Accrued	Fee Waiver/Expense Reimbursement	Fees and/or Expenses Recouped by Adviser	Net Advisory Fee Paid
Total Return Bond Fund	$142,668,210	$0	$2,120,101	$144,788,311
Core Fixed Income Fund	$8,116,160	$(574,631)(2)	$0	$7,541,529
Emerging Markets Fixed Income Fund	$4,625,614	$0	$34,442	$4,660,056
Low Duration Bond Fund	$4,114,174	$(105,391)	$0	$4,008,783
Floating Rate Fund	$1,412,216	$(3,277)	$0	$1,408,939
Multi-Asset Growth Fund	$2,391,392	$(445,319)(2)	$0	$1,946,073
Shiller Enhanced CAPE®	$41,483	$(422,751)(2)	$0	$0

Fiscal year ending March 31, 2015: (1)	Gross Advisory Fee Accrued	Fee Waiver/Expense Reimbursement	Fees and/or Expenses Recouped by Adviser	Net Advisory Fee Paid
Total Return Bond Fund	$148,776,095	$0	$722,048	$149,498,143
Core Fixed Income Fund	$9,641,108	$0	$227,297	$9,868,405
Emerging Markets Fixed Income Fund	$4,953,719	$0	$ 11,145	$4,964,864
Low Duration Bond Fund	$7,317,393	$(32,417)	$361,519	$7,646,495
Floating Rate Fund	$1,816,769	$0	$ 84,103	$1,900,872
Flexible Income Fund	$275,987	$(248,339)(2)	$0	$27,648
Low Duration Emerging Markets Fixed Income Fund	$476,800	$(302,278)	$0	$174,522
Long Duration Total Return Bond Fund	$95,848	$(130,444)	$0	$(34,596)(3)
Multi-Asset Growth Fund	$1,197,807	$(133,348)(2)	$0	$1,064,459
Shiller Enhanced CAPE®	$648,430	$(270,166)(2)	$0	$378,264

Fiscal year ending March 31, 2016: (1)	Gross Advisory Fee Accrued			Fee Waiver/Expense Reimbursement			Fees and/or Expenses Recouped by Adviser			Net Advisory Fee Paid
Total Return Bond Fund	$	[	]	$	[	]	$	[	]	$	[	]
Core Fixed Income Fund	$	[	]	$	[	]	$	[	]	$	[	]
Emerging Markets Fixed Income Fund	$	[	]	$	[	]	$	[	]	$	[	]
Low Duration Bond Fund	$	[	]	$	[	]	$	[	]	$	[	]
Floating Rate Fund	$	[	]	$	[	]	$	[	]	$	[	]
Flexible Income Fund	$	[	]	$	[	]	$	[	]	$	[	]
Low Duration Emerging Markets Fixed Income Fund	$	[	]	$	[	]	$	[	]	$	[	]
Long Duration Total Return Bond Fund	$	[	]	$	[	]	$	[	]	$	[	]
Multi-Asset Growth Fund	$	[	]	$	[	]	$	[	]	$	[	]
Strategic Commodity Fund	$	[	]	$	[	]	$	[	]	$	[	]
Global Bond Fund	$	[	]	$	[	]	$	[	]	$	[	]
Shiller Enhanced CAPE®	$	[	]	$	[	]	$	[	]	$	[	]
(1)	The Floating Rate Fund commenced operations on February 1, 2013. Shiller Enhanced CAPE® commenced operations on October 31, 2013. The Flexible Income Fund and the Low Duration Emerging Markets Fund commenced operations on April 7, 2014. The Long Duration Total Return Bond Fund commenced operations on December 15, 2014. The Strategic Commodity Fund commenced operations on May 18, 2015. The Global Bond Fund commenced operations on December 17, 2015.
(2)	Amount includes advisory fees waived with respect to investments in other investment vehicles sponsored by an Adviser and not subject to recoupment.
(3)	A negative amount indicates advisory fees waived and expenses reimbursed in excess of the advisory fees accrued.

CODE OF ETHICS

Both the Trust and the Advisers have adopted a joint code of ethics under Rule 17j-1 of the 1940 Act (the “Code of Ethics”). While the Code of Ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds, they also subject such personnel, other than Trustees of the Funds that are not interested persons of the Funds within the meaning of Section 2(a)(19) of the 1940 Act, to a number of procedures and prohibitions with respect to investment activities. These procedures include (1) reporting, including on a quarterly and annual basis, of accounts, position and transaction information, other than positions in certain securities that are excluded from the reporting requirements of Rule 17j-1(d); (2) pre-clearance of securities transactions other than transactions in certain excluded securities and other than certain exclusions based on de minimis trade sizes; and (3) a pre-approval requirement with respect to the purchase of any securities in a private placement, initial public offering or limited offering. A copy of the Code of Ethics will be provided upon request. The Code of Ethics also prohibits the investment by subject personnel in (1) any security on each Adviser’s list of restricted securities; (2) uncovered short sales; and (3) uncovered options. Additional restrictions and prohibitions also apply to certain investment personnel subject to the Code of Ethics, including portfolio managers.

PROXY VOTING POLICIES

The determination of how to vote proxies relating to a Fund’s portfolio securities is made by the Fund’s Adviser pursuant to its written proxy voting policies and procedures (the “Proxy Policy”), which have been adopted pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Proxy Policy also applies to any voting rights and/or consent rights on behalf of the portfolio securities, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders. To assist DoubleLine in carrying out its proxy voting obligations, the Advisers have retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as their proxy voting agent. Pursuant to an agreement with each Adviser, Glass Lewis obtains proxy ballots with respect to securities held by a Fund, evaluates the individual facts and circumstances relating to any proposal, and generally votes on any such proposal in accordance with the guidelines set forth in Appendix B attached hereto (the “Guidelines”). In the event that a proposal is not adequately addressed by the Guidelines, Glass Lewis will make a recommendation to the Fund’s Adviser as to how to vote on such proposal, which the Adviser may accept or reject in accordance with the Proxy

Policy. The Advisers’ personnel are responsible for managing the relationship with Glass Lewis and/or any other third-party proxy voting service provider and for overseeing its compliance with the Proxy Policy. An Adviser, in its discretion, may retain another third-party proxy voting service provider in addition to or in lieu of Glass Lewis.

In connection with exercising a voting or consent right on behalf of a Fund, the Fund’s Adviser will monitor for material conflicts of interest arising between the Adviser and the Fund in accordance with the Proxy Policy. If no conflict exists, the Adviser will vote the proxy on a case-by-case basis in the best interest of each client under the circumstances in accordance with the Proxy Policy, as discussed above.

If a material conflict does exist, the Fund’s Adviser will seek to resolve any such conflict in accordance with the Proxy Policy, which seeks to resolve such conflict in the Fund’s best interest by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the guidelines included in the Proxy Policy; (ii) convening a Proxy Voting Committee meeting to assess available measures to address the conflict and implementing those measures; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Proxy Voting Committee; (iv) voting (or not voting) in accordance with the instructions of the Fund’s Board of Trustees, or any committee thereof; (v) or not voting with respect to the proposal if consistent with DoubleLine’s fiduciary obligations. In voting proxies, including those in which a material conflict may be determined to exist, the Fund’s Adviser may also consider the factors and guidelines included in its Proxy Policy.

In certain limited circumstances, particularly in the area of structured finance, a Fund’s Adviser may enter into voting agreements or other contractual obligations that govern the voting of shares and, in such cases, will vote any proxy in accordance with such agreement or obligation.

In addition, where an Adviser determines that there are unusual costs and/or difficulties associated with voting a proxy, which more typically might be the case with respect to proposals relating to non-U.S. issuers, the Adviser reserves the right to not vote on such a proposal unless it determines that the potential benefits of voting on such proposal exceed the expected cost to the relevant Fund.

Each Adviser supervises and periodically reviews its proxy voting activities and implementation of the Proxy Policy.

Information about how a Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC’s website at http://www.sec.gov.

Copies of the written Proxy Policy are available by calling 877-DLine11 (877-354-6311).

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Except as noted below in the table, to the Trust’s knowledge, no persons own of record 5% or more of any class of shares of a Fund. No person is reflected on the books and records of the Trust as owning beneficially 5% or more of the outstanding shares of any class of any Fund of the Trust as of February 29, 2016. A shareholder who beneficially owns 25% or more of a Fund is presumed to control that Fund and such shareholders will be able to affect the outcome of matters presented for a vote of that Fund’s shareholders. Persons controlling a Fund may be able to determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the Advisory Agreement with the Adviser. [As of [                    ], 2016, the Trustees and officers of the Trust, as a group, did not own more than 1% of the outstanding shares of any class of any Fund of the Trust]. [With respect to the Strategic Commodity Fund, which commenced operations on May 18, 2015, and the Global Bond Fund, which commenced operations on December 17, 2015, the Advisers or their related parties or other investment companies sponsored or managed by the Advisers may invest in the Funds, and may own all, substantially all or a substantial portion of the Funds’ shares during the Funds’ start-up period, in which case such investors may be deemed to control the Funds]. For a summary of the principal risks associated with other funds investing in the Funds or the principal risks of other potentially large investor positions, see “Risk Considerations — Affiliated Fund Risk” and “Risk Considerations — Large Shareholder Risk.”

Fund/Class	Shareholder Name & Address	% held as of [ ] 2016
[ ]	[ ]	[ ]%

PORTFOLIO MANAGEMENT

Portfolio Manager Compensation

DoubleLine Capital LP and DoubleLine Commodity LP

The overall objective of the compensation program for portfolio managers is for the Advisers to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Adviser. Portfolio managers are generally compensated through a combination of base salary, discretionary bonus and equity participation in the Adviser. Bonuses and equity generally represent most of the portfolio managers’ compensation. However, in some cases, portfolio managers may have a profit sharing interest in net income related to the business unit for which such portfolio managers are responsible. Such profit sharing arrangements can comprise a significant portion of a portfolio manager’s overall compensation.

Salary.  Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums.  Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives.  Portfolio managers participate in equity incentives based on overall firm performance of the Advisers, through direct ownership interests in the Advisers or participation in stock option or stock appreciation plans of

Advisers. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the Adviser as a whole. Participation is generally determined in the discretion of each Adviser, taking into account factors relevant to the portfolio manager’s contribution to the success of that Adviser.

Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the Adviser’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. Each Adviser may also choose, from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of each Adviser’s leadership criteria.

Ownership of Securities and Other Managed Accounts

The following table sets forth certain information, as of [                    ], regarding all of the accounts managed by the portfolio managers. Total assets in the tables are in millions. Certain portfolio managers may invest in their investment strategy through investment vehicles other than the Funds, including through other Funds in the Trust as indicated below.

Performance Fee Accounts
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)
Jeffrey E. Gundlach	[ ]	$[ ](1)	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Philip A. Barach	[ ]	$[ ](2)	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Luz M. Padilla	[ ]	$[ ](3)	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Jeffrey J. Sherman	[ ]	$[ ](4)	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Bonnie Baha	[ ]	$[ ](5)	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Samuel Garza	[ ]	$[ ](6)	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Robert Cohen	[ ]	$[ ](7)	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Mark Christensen	[ ]	$[ ](8)	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Su Fei Koo	[ ]	$[ ](9)	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Vitaly Liberman	[ ]	$[ ](10)	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]

(1)	Mr. Gundlach manages the Total Return Bond Fund with total assets of $[ ], the Core Fixed Income Fund with total assets of $[ ], the Multi-Asset Growth Fund with total assets of $[ ], Shiller Enhanced CAPE® with total assets of $[ ], the Flexible Income Fund with total assets of $[ ], the Long Duration Total Return Bond Fund with total assets of $[ ], and the Global Bond Fund with total assets of $[ ].
(2)	Mr. Barach manages the Total Return Bond Fund with total assets of $[ ], and the Low Duration Bond Fund with total assets of $[ ].
(3)	Ms. Padilla manages the Emerging Markets Fixed Income Fund with total assets of $[ ], the Multi-Asset Growth Fund with total assets of $[ ], the Low Duration Bond Fund with total assets of $[ ], and the Low Duration Emerging Markets Fixed Income Fund with total assets of $[ ].
(4)	Mr. Sherman manages the Multi-Asset Growth Fund with total assets of $[ ], the Strategic Commodity Fund with total assets of $[ ], and Shiller Enhanced CAPE® with total assets of $[ ].
(5)	Ms. Baha manages the Multi-Asset Growth Fund with total assets of $[ ], the Low Duration Bond Fund with total assets of $[ ], and the Floating Rate Fund with total assets of $[ ].
(6)	Mr. Garza manages the Multi-Asset Growth Fund with total assets of $[ ].
(7)	Mr. Cohen manages the Floating Rate Fund with total assets of $[ ].
(8)	Mr. Christensen manages the Low Duration Emerging Markets Fixed Income Fund with total assets of $[ ].
(9)	Ms. Fei Koo manages the Low Duration Emerging Markets Fixed Income Fund with total assets of $[ ].
(10)	Mr. Liberman manages the Long Duration Total Return Bond Fund with total assets of $[ ].

The following tables set forth the dollar amount of securities of the Funds owned by each portfolio manager as of March 31, 2016:

Name of Portfolio Manager	Total Return Bond Fund	Core Fixed Income Fund	Emerging Markets Fixed Income Fund	Low Duration Bond Fund	Floating Rate Fund	Flexible Income Fund	Low Duration Emerging Markets Fixed Income Fund	Long Duration Total Return Bond Fund	Strategic Commodity Fund(1)	Global Bond Fund(2)	Multi- Asset Growth Fund	Shiller Enhanced CAPE®
Jeffrey E. Gundlach	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Philip A. Barach	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Luz M. Padilla	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Jeffrey J. Sherman	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Bonnie Baha	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Samuel Garza	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Robert Cohen	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Mark W. Christensen	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Su Fei Koo	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Vitaliy Liberman	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]

(1) The Strategic Commodity Fund commenced operations on May 18, 2015.

(2) The Global Bond Fund commenced operations on December 17, 2015.

Conflicts

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of an Adviser’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, be managed (benchmarked) against the same index a Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. The Advisers have adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under each Adviser’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, the Adviser’s investment outlook, cash availability and a series of other factors. Each Adviser has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other clients of an Adviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of an Adviser or result in an Adviser receiving material, non-public information, or an Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if an Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for a Fund or other clients. When making investment decisions where a conflict of interest may arise, each Adviser will endeavor to act in a fair and equitable manner between a Fund and other clients; however, in certain instances the resolution of the conflict may result in an Adviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Investors in a Fund may also be advisory clients of an Adviser or a Fund may invest in a product managed or sponsored or otherwise affiliated with an Adviser. Accordingly, the Adviser may in the course of its business provide advice to advisory clients whose interests may conflict with those of the Fund, may render advice to a Fund that provides a direct or indirect benefit to the Adviser or an affiliate of the Adviser or may manage or advise a product in which the Fund is invested in such a way that would not be beneficial to the Fund. For example, the Adviser may advise a client who has invested in the Fund to redeem its investment in the Fund, which may cause the Fund to incur transaction costs and/or have to sell assets at a time when it would not otherwise do so. The Adviser could also, for example, make decisions with respect to a structured product managed or sponsored by the Adviser in a manner that could have adverse effects on investors in the product, including, potentially, a Fund. The Adviser currently provides asset allocation investment advice, including recommending the purchase and/or sale of shares of certain of the Funds, to another investment advisor which itself makes that advice available to a number of unaffiliated registered representatives, who then may provide identical or similar recommendations to their clients. A large percentage of the Strategic Commodity Fund’s shares may be, and a large percentage of the Multi-Asset Growth Fund’s shares are currently, held by such investors.

Related parties of an Adviser may provide initial funding to or otherwise invest in a Fund. An Adviser could face a conflict if an account it advises is invested in a Fund and that account’s interests diverge from those of the Fund. When a related party provides “seed capital” or other capital for a Fund, it may do so with the intention of redeeming all or part of its interest in the Fund at a future point in time or when it deems that sufficient additional capital has been invested in that Fund. The timing of a redemption by a related party could benefit the related party. For example, the related party may choose to redeem its shares at a time when the Fund’s portfolio is more liquid than at times when other investors may wish to redeem all or part of their interests. In addition, a consequence of any redemption of a significant amount, including by a related party, is that investors remaining in the Fund will bear a proportionately higher share of Fund expenses following the redemption.

Broad and Wide-Ranging Activities. The portfolio managers, each Adviser and its related parties engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, each Adviser and its related parties may engage in activities where the interests of certain divisions of the Adviser and its related parties or the interests of their clients may conflict with the interests of the shareholders of a Fund.

Possible Future Activities. Each Adviser and its related parties may expand the range of services that it provides over time. Except as provided herein, each Adviser and its related parties will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. Each Adviser and its related parties have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by a Fund. These clients may themselves represent appropriate investment opportunities for a Fund or may compete with a Fund for investment opportunities.

Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. Each Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and performance fee based accounts on a fair and equitable basis over time.

Joint Insurance Policies. The Funds have entered into (and paid a portion of the premiums of) a joint errors and omissions/trustees and officers insurance policy with the Advisers and certain private funds advised by the Advisers. Participation in the joint policy could potentially limit the recovery of a Fund as a result of, among other reasons, claims by other insureds (such as an Adviser or a private fund) exhausting the available coverage. Such arrangements are reviewed annually by the Board. The Advisers may engage an independent third party to assess the allocation of the portions of the premiums paid by the Funds and the Advisers. Any such expenses borne by the Funds are indirectly borne by the Fund’s shareholders.

DISTRIBUTION OF TRUST SHARES

Quasar Distributors, LLC (“Distributor”) 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as the nonexclusive distributor of each class of the Funds’ shares pursuant to a Distribution Agreement (“Distribution Agreement”) with the Trust which is subject to approval by the Board. The Distributor has agreed to sell shares of the Funds on a best efforts basis as agent for each Fund upon the terms and at the current offering price (plus sales charge, if any) described in the Funds’ Prospectus. The Trust’s Distribution Agreement is terminable without penalty, on not less than 60 days’ notice, by the Trust’s Board of Trustees, by vote of holders of a majority of the Trust’s shares, or by the Distributor. The Distributor receives no compensation from the Trust except payments pursuant to the Trust’s amended and restated distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”).

The Funds intend to make a continuous offering of their shares. Each of the Total Return Bond Fund, the Core Fixed Income Fund, the Emerging Markets Fixed Income Fund, the Low Duration Bond Fund, the Floating Rate Fund, Shiller Enhanced CAPE®, the Flexible Income Fund, the Low Duration Emerging Markets Fixed Income Fund, the Long Duration Total Return Bond Fund, the Strategic Commodity Fund, and the Global Bond Fund offers two classes of shares: Institutional Class or Class I shares and Class N or Investor Class shares. The Multi-Asset Growth Fund offers four classes of shares: Class A shares, Class C shares, Class I shares, and Class N shares. Class I shares are offered primarily for direct investment by investors who can meet the high minimum initial investment amount described in the Funds’ Prospectus. Class A, Class C, and Class N shares are offered through firms which are members of the Financial Industry Regulatory Authority (“FINRA”), and which have dealer agreements with the Distributor and other financial intermediaries.

The Trust has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (“Rule 18f-3 Plan”). Under the Rule 18f-3 Plan, shares of each class of each Fund represent an equal pro rata interest in such class of shares of the Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

The Funds have adopted a Distribution Plan under which a Fund may make payments and bear expenses related to the distribution of the Fund’s shares. The Distribution Plan is a compensation plan that provide for payments at annual rates (based on average daily net assets) of 0.25% on Class A and Class N shares and 1.00% on Class C shares. (At least 0.25% of the amount paid under the Distribution Plan in respect of Class C shares is intended to provide compensation for shareholder servicing.) Payments will be made to firms that are members of FINRA and other financial intermediaries for distribution and related services. Payments made pursuant to the Distribution Plan may be paid, either directly or through the Distributor, to various entities, including, potentially, certain DoubleLine affiliates. Services which a firm will provide may include, but are not limited to, the following functions: providing facilities to answer questions from prospective investors about the Funds; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Class A shares, Class C shares, and Class N shares; and assisting investors in completing application forms and selecting dividend and other account options. Because fees paid under the Distribution Plan are paid out of the relevant Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other sales charges. Since compensation under the Distribution Plan is not directly tied to the expenses incurred by the Distributor, the compensation received by it from the amounts collected under the Distribution Plan during any fiscal year may be more or less than its actual expenses and may result in a profit to the Distributor.

The Distribution Plan provides that it may not be amended to increase materially the costs which Class A, Class C and Class N shareholders may bear under the Distribution Plan without the approval of a majority of the outstanding voting securities of the respective class and by vote of a majority of both (i) the Board of Trustees, and (ii) the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Distribution Plan and any related agreements.

The Distribution Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the vote of a majority of both (i) the Board of Trustees, and (ii) the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it cast in person at a meeting called for the purpose of voting on the Distribution Plan and any related agreements.

Each Fund may make payments under the Distribution Plan in respect of a class of shares of the Fund when shares of that class are not available for purchase.

In addition to payments under the Distribution Plan, the Funds, the Distributor and/or the Advisers may make payments to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services to clients, plan participants and others (collectively, “Clients”) on whose behalf they maintain accounts in which shares of a Fund are held (“Services Payments”). See “Payments to Financial Intermediaries” in the Prospectus for more information.

The compensation paid by the Funds, the Distributor, and/or the Advisers to a financial intermediary may be paid continually over time, during the period when the intermediary’s Clients hold investments in the Funds. The compensation to financial intermediaries may include networking fees and account-based fees. The amount of continuing compensation paid by the Funds, the Distributor, and/or the Advisers to different financial intermediaries varies and may, but will not necessarily, reflect the provision of enhanced or additional services by the financial intermediary.

The Distributor, the Advisers, and/or the Funds may enter into distribution and/or shareholder servicing arrangements with financial intermediaries from time to time. Although the Advisers may use financial intermediaries that sell Fund shares to execute portfolio transactions for the Funds, the Advisers will not consider the sale of Fund shares as a factor when choosing financial intermediaries to execute those portfolio transactions.

The tables below show the amount of 12b-1 fees incurred and the principal types of activities for which such payments were made in respect of Class N shares of the Total Return Bond Fund, Core Fixed Income Fund, Emerging Markets Fixed Income Fund, Low Duration Bond Fund, Floating Rate Fund, Shiller Enhanced CAPE®, Flexible Income Fund, Low Duration Emerging Markets Fixed Income Fund, and Long Duration Total Return Bond Fund, and Class A shares of the Multi-Asset Growth Fund, as well as the amount of Services Payments paid by each Fund, for the fiscal period ended March 31, 2016.

Fund(1) – Class	12b-1 fees incurred
Total Return Bond Fund – Class N	$[ ]
Core Fixed Income Fund – Class N	$[ ]
Emerging Markets Fixed Income Fund – Class N	$[ ]
Low Duration Bond Fund – Class N	$[ ]
Floating Rate Fund – Class N	$[ ]
Flexible Income Fund – Class N	$[ ]
Low Duration Emerging Markets Fixed Income Fund – Class N	$[ ]
Long Duration Total Return Bond Fund – Class N	$[ ]
Strategic Commodity Fund – Class N	$[ ]
Global Bond Fund – Class N	$[ ]
Multi-Asset Growth Fund – Class A	$[ ]
Shiller Enhanced CAPE® – Class N	$[ ]

Fund(1)	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Expenses
Total Return Bond Fund – Class N	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Core Fixed Income Fund – Class N	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Emerging Markets Fixed Income Fund – Class N	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Low Duration Bond Fund – Class N	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Floating Rate Fund – Class N	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Flexible Income Fund – Class N	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Low Duration Emerging Markets Fixed Income Fund – Class N	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Strategic Commodity Fund – Class N	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Global Bond Fund – Class N	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Multi-Asset Growth Fund – Class A	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Shiller Enhanced CAPE® – Class N	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]

Fund(1)	Services Payments Paid by Funds
Total Return Bond Fund	$[ ]
Core Fixed Income Fund	$[ ]
Emerging Markets Fixed Income Fund	$[ ]
Low Duration Bond Fund	$[ ]
Floating Rate Fund	$[ ]
Flexible Income Fund	$[ ]
Low Duration Emerging Markets Fixed Income Fund	$[ ]
Long Duration Total Return Bond Fund	$[ ]
Strategic Commodity Fund	$[ ]
Global Bond Fund	$[ ]
Multi-Asset Growth Fund	$[ ]
Shiller Enhanced CAPE®	$[ ]

(1)	Strategic Commodity Fund commenced operations on May 18, 2015. Global Bond Fund commenced operations on December 17, 2015.

Payments by the Advisers

Each Adviser may make payments, at its own expense and out of its own revenues in connection with the sale and distribution of the shares of the Funds it advises or for services to the Funds and their shareholders. Such payments are in addition to any Service Payments or Distribution Plan amounts paid to FINRA member firms or to other intermediaries. The payments are discussed in the Prospectus under the title “Payments to Financial Intermediaries.” As of December 31, 2015, the financial intermediaries that received these payments were:

Firm
AssetMark Trust Company
Charles Schwab & Company, Inc.
FSC Securities Corporation
GWFS Equities Inc.
LPL Financial
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley Smith Barney
MSCS Financial Services, LLC
National Financial Services LLC
Pershing LLC
Raymond James & Associates, Inc.
RBC Capital Markets Corporation
Royall Alliance Associates, Inc.
Sage Point Financial, Inc.
TD Ameritrade Clearing, Inc.
UBS Financial Services Incorporated
Vanguard Marketing Corporation
Wells Fargo Advisors LLC
Woodbury Financial

In addition to member firms of FINRA, payments may also be made to their selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators.

ADMINISTRATION AGREEMENTS

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) serves as the administrator of the Trust pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Under the Administration Agreement, the Administrator receives a combined fee from the Funds as part of a bundled-fees agreement for services performed as Administrator, fund accountant, transfer agent and custodian. The Administrator provides certain accounting and administrative services to the Trust, including, among other things, fund accounting; calculation of the daily net asset value of each Fund; monitoring the Trust’s expense accruals; calculating monthly total return and yield figures; prospectus and statement of additional information compliance monitoring; preparing certain financial statements of the Trust; and preparing the Trust’s Form N-SAR.

For the fiscal years ended March 31, 2014, March 31, 2015, and March 31, 2016 the Funds paid the Administrator the following:

Fund Administration/Accounting Services	Fees Paid(1)
	2014	2015	2016
Total Return Bond Fund	$6,072,262	$6,086,900	$[ ]
Core Fixed Income Fund	$482,528	$563,984	$[ ]
Emerging Markets Fixed Income Fund	$156,930	$152,803	$[ ]
Low Duration Bond Fund	$313,539	$623,849	$[ ]
Floating Rate Fund	$115,457	$158,834	$[ ]
Flexible Income Fund	N/A	$70,075	$[ ]
Low Duration Emerging Markets Fixed Income Fund	N/A	$50,862	$[ ]
Long Duration Total Return Bond Fund	N/A	$14,450	$[ ]
Strategic Commodity Fund	N/A	N/A	$[ ]
Global Bond Fund	N/A	N/A	$[ ]
Multi-Asset Growth Fund	$80,713	$74,938	$[ ]
Shiller Enhanced CAPE®	$11,650	$129,398	$[ ]

(1)	Shiller Enhanced CAPE® commenced operations on October 31, 2013. The Flexible Income Fund and the Low Duration Emerging Markets Fixed Income Fund commenced operations on April 7, 2014. The Long Duration Total Return Bond Fund commenced operations on December 15, 2014. The Strategic Commodity Fund commenced operations on May 18, 2015. The Global Bond Fund commenced operations on December 17, 2015.

CONVERSION OF SHARES BETWEEN CLASSES

From time to time, a Fund may permit the conversion of shares of one class to another share class provided that the value of shares so converted meets the minimum initial investment requirements in the other class, that the shares of the other class are eligible for sale in the applicable state of residence, those shares are otherwise available for offer and sale, and such other terms and conditions as a Fund may determine are met. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-Fund conversion may be subject to higher or lower total expenses following such conversion. Not all DoubleLine Funds may offer all classes of shares or may be open to new investors. Conversion transactions will be effected only into an identically registered account. Shareholders should consult their tax advisors as to the federal, foreign, state and local tax consequences of an intra-Fund exchange. Such conversion transactions must be effected according to other applicable law. DoubleLine Funds also reserve the right to refuse any or all requests for conversion. A conversion of shares between classes is exempt from the trading limits described in the Prospectus.

HOW TO BUY AND REDEEM SHARES

Shares in a Fund may be purchased and redeemed in the manner described in the Prospectus and in this Statement of Additional Information.

Use of Sub-Transfer Agency Accounting or Administrative Services

Certain financial intermediaries perform certain sub-transfer agent accounting or administrative services for certain clients or retirement plan investors who have invested in the Funds. In consideration of the provision of these sub-transfer agency accounting or administrative services, the financial intermediaries will receive sub-transfer agency accounting or administrative fees, some or all of which may be paid or reimbursed by the Funds. See “Payments to Financial Intermediaries” in the Prospectus.

Purchases Through Broker-Dealers and Financial Intermediaries

Shares of the Funds may be purchased and redeemed through certain broker-dealers and financial intermediaries. If purchases and redemptions of a Fund’s shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Distributor, the broker-dealer may in its discretion, charge a fee for that service.

PURCHASES IN KIND

Each Fund may, at the sole discretion of the Fund’s Adviser, accept securities in exchange for shares of a Fund. Securities which may be accepted in exchange for shares of any Fund must (1) meet the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market (determined by reference to liquidity policies established by the Board); and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange or meet other applicable regulatory standards.

DISTRIBUTIONS IN KIND

If a Fund’s Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a redemption payment wholly in cash, the Fund may pay, consistent with applicable law, any portion of a redemption by a distribution in kind of portfolio securities in lieu of cash. Shareholders receiving distributions in kind may incur brokerage commissions or other costs when subsequently disposing of those securities.

The Trust has filed an election under Rule 18f-1 under the 1940 Act committing each of the Funds to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the Fund’s net assets measured as of the beginning of such 90-day period.

DISTRIBUTIONS AND TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this Statement of Additional Information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. It does not address special tax rules applicable to certain classes of investors, such as investors holding Fund shares through tax-advantaged accounts (such as 401(k) plan accounts or IRAs), tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to the Fund. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local, and, where applicable, foreign tax consequences of investing in a Fund.

Taxation of the Funds.

Each Fund has elected (or if a new Fund, intends to elect) to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, a Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the close of each quarter of a Fund’s taxable year, (i) at least 50% of the market value of a Fund’s total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets is invested, including through corporations in which a Fund owns 20% or more voting interests (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that a Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. MLPs, if any, in which a Fund invests generally will qualify as qualified publicly traded partnerships.

Gains from foreign currencies (including foreign currency futures and foreign currency forward contracts) currently constitute “qualifying income” for purposes of the 90% test described in (a) above. However, the U.S. Treasury has the authority to issue regulations (possibly with retroactive effect) excluding from the definition of qualifying income a Fund’s foreign currency gains to the extent that such income is not directly related to a Fund’s principal business of investing in stock or securities. This could adversely affect the qualification of a Fund as a RIC.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as qualified dividend income in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of a Fund’s shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income including any net capital gain retained by a Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, a Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Each Fund is not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, a Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

A Fund will be a personal holding company for federal income tax purposes if 50% or more of the Fund’s shares are owned, at any time during the last half of the Fund’s taxable year, directly or indirectly by five or fewer individuals. For this purpose, the term “individual” includes pension trusts, private foundations and certain other tax-exempt trusts. If a Fund were a personal holding company, the Fund would be subject to a tax of 20% on all its investment income and on any net short-term gains not distributed to shareholders on or before the fifteenth day of the third month following the close of the Fund’s taxable year. In addition, a Fund’s status as a personal holding company may limit the ability of the Fund to pay dividends with respect to a taxable year in a manner qualifying for the dividends-paid deduction subsequent to the end of the taxable year and would prevent the Fund from using tax equalization (as described below), which may result in the Fund paying a fund-level income tax. A Fund that could be a personal holding company, including the Strategic Commodity Fund, and Global Bond Fund, will seek to distribute all of its income and gain in a timely manner such that it will not be subject to an income tax or an otherwise applicable personal holding company tax, but there can be no assurance that it will be successful in doing so each year.

Under current law, a RIC generally is permitted on its tax return to treat as a dividend the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ pro rata share of the RIC’s accumulated earnings and profits. This practice, which involves the use of tax equalization, will reduce the amount of income and gains that a Fund is required to distribute as dividends to non-redeeming shareholders in order for the Fund to avoid federal income tax and excise tax, and the amount of any undistributed income will be reflected in the value of the Fund’s shares. The total return on a shareholder’s investment will not be reduced as a result of using tax equalization. Tax equalization is not available to a RIC that is a personal holding company for federal income tax purposes.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable year. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. The Fund must apply such carryforwards first against gains of the same character. A Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

Fund Distributions.

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated the gains, rather than by how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain that are properly reported by a Fund to its shareholders as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Shiller Enhanced CAPE®’s, the Flexible Income Fund’s, the Low Duration Emerging Market Fixed Income Fund’s, the Long Duration Total Return Bond Fund’s, the Strategic Commodity Fund’s, and the Global Bond Fund’s investment strategy could result in the Fund realizing short-term capital gain and ordinary income, and therefore in Fund distributions taxable to shareholders as ordinary income rather than capital gain.

Distributions of investment income reported by a Fund to its shareholders as derived from qualified dividend income are taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. The Total Return Bond Fund, the Core Fixed Income Fund, the Emerging Markets Fixed Income Fund, the Low Duration Bond Fund, the Floating Rate Fund, Shiller Enhanced CAPE®, the Flexible Income Fund, the Low Duration Emerging Markets Fixed Income Fund, the Long Duration Total Return Bond Fund, the Strategic Commodity Fund, and the Global Bond Fund do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The Total Return Bond Fund, the Core Fixed Income Fund, the Emerging Markets Fixed Income Fund, the Low Duration Bond Fund, the Floating Rate Fund, Shiller Enhanced CAPE®, the Flexible Income Fund, the Low Duration Emerging Markets Fixed Income Fund, the Long Duration Total Return Bond Fund, the Strategic Commodity Fund, and the Global Bond Fund do not expect that a significant portion of Fund distributions will be eligible for the corporate dividends-received deduction.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by a Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

If, in and with respect to any taxable year, a Fund makes a distribution to a shareholder in excess of a Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange, or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this tax on their investment in the Fund.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to shareholders early in the succeeding year.

Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares of a Fund.

A dividend paid to shareholders by a Fund in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year.

Distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed a Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of a Fund’s shares below the shareholder’s cost basis in those shares. As described above, each Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

Tax Implications of Certain Fund Investments.

Commodity-Related Investments.  A Fund’s use of commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments and from direct investments, if any, in commodities do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. In the past, the IRS issued private letter rulings to RICs to the effect that income a fund was deemed to earn from its wholly-owned subsidiary was qualifying income to the fund for purposes of the 90% gross income requirement for RIC qualification without regard to whether such income was currently paid to the parent RIC in the form of a cash dividend (“repatriated”). The Multi-Asset Growth Fund has obtained a private letter ruling from the IRS confirming that the income and gain earned through a wholly-owned subsidiary that invests in certain types of commodity-linked derivatives constitute qualifying income. In 2011, the IRS suspended the issuance of such rulings. It is unclear whether or when the IRS will release published guidance on the issue, and whether such guidance would be favorable to RICs and, for example, eliminate the need for funds to seek their own rulings, or be unfavorable. In the absence of a private letter ruling to the effect described above or guidance issued by the IRS to the same or similar effect, the Fund employs other means of seeking to satisfy this requirement, including but not limited to investing in a wholly-owned subsidiary that invests in commodity-linked instruments and receiving a distribution from the subsidiary out of the subsidiary’s earnings and profits at least once during every taxable year. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other non-qualifying income, caused the Fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Investment in a Wholly-Owned Subsidiary.  A Fund may organize and invest in one or more wholly-owned subsidiaries in order to achieve optimal exposure to certain asset classes without violating the 90% gross income requirement applicable to RICs, as described above. Each such subsidiary will be treated as a controlled foreign corporation (“CFC”) for U.S. federal income tax purposes. A Fund that owns such a subsidiary generally will be required each year to include in gross income all of the CFC’s subpart F income for the CFC’s taxable year ending within the Fund’s taxable year, whether or not such income is actually distributed by the CFC. Subpart F income generally includes interest, original issue discount (“OID”), dividends, net gains from transactions in commodity-linked derivatives and from the disposition of stocks or securities, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by the CFC during a tax year do not flow through to a Fund and thus will not be available to offset the Fund’s other income or capital gains. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. If a Fund were to recognize subpart F income in excess of actual distributions from a CFC in a particular year, it may be required to liquidate other investments in order to satisfy its distribution requirements.

Special Rules for Debt Obligations.  Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in a Fund’s income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its revised issue price) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the accrued market discount on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in a Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, acquisition discount (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of securities or other debt securities subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest a Fund actually received. Such distributions may be made from the cash assets of a Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

Securities Purchased at a Premium.  Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

At-risk or Defaulted Securities.  Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Certain Investments in REITs.  Any investment by a Fund in equity securities of REITs qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Mortgage-Related Securities.  The Funds may invest, including through investments in REITs or other pass-through entities, in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events.

This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for certain tax-exempt investors, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Foreign Currency Transactions.  Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies.  A Fund’s investments that are treated as equity investments for federal income tax purposes in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of this tax. For example, a Fund may elect to treat a PFIC as a qualified electing fund (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings to the market as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income. If a Fund indirectly invests in PFICs by virtue of the Fund’s investment in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections.

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Options and Futures.  In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or a Fund transfers or otherwise terminates the option (for example, through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, a Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by a Fund minus (b) a Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, a Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by a Fund is greater or less than the amount paid by a Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, a Fund generally will recognize short-term gain equal to the premium received.

A Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls which generally, are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by a Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are marked to market with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Other Derivatives, Hedging, and Related Transactions.  In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (for example, forward contracts and swap agreements), as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (for example, notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, the tax rules applicable to derivatives are in many cases uncertain under current law. An adverse determination, future guidance by the IRS or Treasury regulations, in each case with potentially retroactive effect, might bear adversely on a Fund’s satisfaction of the distribution or other requirements to maintain its qualification as a RIC and avoid a Fund-level tax.

Exchange-Traded Notes.  The tax rules are uncertain with respect to the treatment, including timing, of income or gains arising in respect of ETNs. An adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect a Fund’s ability to satisfy the requirements for qualifying for treatment as a RIC and to avoid a Fund-level tax.

Book-Tax Differences.  Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and a Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in Other RICs.  A Fund’s investments in shares of another mutual fund, ETF or another company that qualifies as a RIC (each, an “investment company”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the investment company, rather than in shares of the investment company. Further, the amount or timing of distributions from a Fund qualifying for treatment as a particular character (for example, long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment company. If a Fund receives dividends from an investment company and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report to its shareholders a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

If a Fund receives dividends from an investment company and the investment company reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report to its shareholders its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

If at the close of each quarter of a Fund’s taxable year, at least 50% of its total assets were to consist of interests in other RICs, the Fund would be a qualified fund of funds. In that case, the Fund would be permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund in respect of foreign securities held directly by the Fund or by an underlying fund in which it invests that itself elected to pass such taxes through to shareholders, so that shareholders of the Fund would be eligible to claim a tax credit or deduction for such taxes. However, even if the Fund were to qualify to make such election for any year, it may determine not to do so. See “Foreign Taxation” below for more information. Additionally, if a Fund were a qualified fund of funds, the Fund would be permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any. The Funds do not expect to be able to distribute exempt-interest dividends under any other circumstances. Furthermore, even if a Fund were eligible to report any distributions as exempt-interest dividends, it provides no assurance that it would do so.

Backup Withholding.

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders.

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this blocking effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by a Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by a Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in a Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Sale, Exchange or Redemption of Shares.

The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares.

Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s wash-sale rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Funds’ Prospectus for more information.

Tax Shelter Reporting Regulations.

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Taxation.

Income and proceeds received by a Fund (or RICs in which a Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. This will decrease the Fund’s yield on securities subject to such taxes. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to pass through to shareholders foreign income taxes that it pays. If this election is made, shareholders will be required to include their share of those taxes in gross income as a distribution from the Fund and generally will be allowed to claim a credit (or a deduction, if the shareholder itemizes deductions) for such amounts on their federal U.S. income tax return, subject to certain limitations. If a Fund were a qualified fund of funds, it would be permitted to elect to pass through to its shareholders foreign taxes it has paid or foreign taxes passed through to it by any underlying fund that itself elected to pass through such taxes to shareholders (see “Investments in Other RICs” above). The Funds, other than the Emerging Markets Fixed Income Fund, generally do not expect to be eligible to elect to permit shareholders to claim a credit or deduction with respect to foreign taxes incurred by the Fund or by another RIC in which a Fund invests. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so.

Foreign Shareholders.

Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding. Distributions properly designated as Capital Gain Dividends and exempt-interest dividends generally are not subject to withholding of U.S. federal income tax (but may be subject to backup withholding).

For distributions with respect to taxable years of a RIC beginning before January 1, 2015, a RIC was not required to withhold any amounts (i) with respect to distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions were properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions were properly reported by such Fund (“short-term capital gain dividends”). The exception to withholding for interest-related dividends did not apply to distributions to a foreign shareholder (A) that had not provided a satisfactory statement that the beneficial owner was not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder was the issuer or was a 10% shareholder of the issuer, (C) that was within certain foreign countries that had inadequate information exchange with the United States, or (D) to the extent the dividend was attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder was a controlled foreign corporation. The exception to withholding for short-term capital gain dividends did not apply to (A) distributions to an individual foreign shareholder who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests as described below. If a RIC invests in another underlying RIC that paid such distributions to the RIC, such distributions retained their character as not subject to withholding if properly reported when paid by the RIC to foreign shareholders. A RIC was permitted to report such part of its dividends as are eligible, to be treated as interest-related or short-term capital gain dividends, but was not required to do so. In the case of shares held through an intermediary, the intermediary was permitted to withhold even if the RIC reported all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of a RICs beginning on or after January 1, 2015. It is currently unclear whether Congress will extend this exemption for distributions with respect to taxable years of a RIC beginning on or after January 1, 2015, or what the terms of such an extension would be, including whether such extension would have retroactive effect. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends or exempt-interest dividends unless (i) such gain or dividend is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of U.S. real property interests (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Subject to certain exceptions (for example, for a fund that is a “United States real property holding corporation” as described below), a Fund is generally not required to withhold on the amount of a non-dividend distribution (i.e., a distribution that is not paid out of the Fund’s current or accumulated earnings and profits for the applicable taxable year) when paid to its foreign shareholders.

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from a Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of a Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules would apply if a Fund were either a U.S. real property holding corporation (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years (a “former USRPHC”).

If a Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, under a special “look-through” rule, any distributions by a Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (for example, as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. Prior to January 1, 2015, the “look-through” USRPI rule described above for distributions by the Fund to foreign shareholders also applied to distributions attributable to (i) gains realized on the disposition of USRPIs by the Fund and (ii) distributions received by the Fund from a lower-tier RIC that the Fund was required to treat as USRPI gain in its hands. It is currently unclear whether Congress will extend these former “look-through” provisions to distributions made on or after January 1, 2015, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

In addition, if a Fund were a USRPHC or former USRPHC, it would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Moreover, if a Fund were a USRPHC or former USRPHC, it would be required to withhold on amounts distributed to a greater-than-5% foreign shareholder to the extent such amounts are in excess of the Fund’s current and accumulated earnings and profits for the applicable taxable year.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts.

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their financial interest in the Fund’s foreign financial accounts, if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax advisor, or if holding shares through an intermediary, their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays and 30% of the gross proceeds of share redemptions or exchanges and certain capital gain dividends it pays on or after January 1, 2017 (which date, under recent Treasury guidance, is expected to be delayed until on or after January 1, 2019). If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations.

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of a Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

SHARES AND VOTING RIGHTS

Shares of each class of a Fund represent an equal proportionate share in the assets, liabilities, income and expenses of that class of the Fund. All shares issued will be fully paid and non-assessable and will have no preemptive rights. Each whole share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. As a Delaware statutory trust, the Trust is not required to hold an annual shareholder meeting in any year in which the selection of trustees is not required to be acted on under the 1940 Act. Shareholder approval will be sought only for certain changes in the operations of a Fund and for the election of trustees under certain circumstances. Any Trustee of the Trust may be removed with or without cause at any meeting of the shareholders of the Trust by a vote of shareholders owning at least a majority of the outstanding shares or by written instrument, signed by a majority of the number of Trustees prior to such removal. There shall be no cumulative voting in the election of Trustees. Generally, all shareholders of a Fund will vote together with all other shareholders of the Funds in the Trust and with all shareholders of all other funds that the Trust may form in the future on all matters affecting the Trust, including the election or removal of trustees, except when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more Funds or classes of shares materially differently, shares will be voted by an individual Fund or class; and when the Trustees have determined that the matter affects only the interests of one or more Funds or classes, only shareholders of such Funds or classes shall be entitled to vote.

TRANSFER AGENT

USBFS, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201, serves as transfer agent for the Trust.

CUSTODIAN

U.S. Bank National Association (the “Custodian”), 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian for the Trust and is responsible for maintaining custody of the Trust’s cash and investments. Pursuant to the terms of the Custody Agreement between the Trust and the Custodian, the Custodian may delegate certain of its responsibilities, including its responsibility to establish and maintain arrangements with foreign custodians, to a sub-custodian. Subject to its oversight, the Custodian has delegated to Bank of New York Mellon primary responsibility to review, establish, and monitor the Funds’ foreign custody arrangements. Certain brokers may be engaged as futures commission merchants by the Funds from time to time and could be deemed to have custody over a Fund’s assets.

LEGAL COUNSEL

Ropes & Gray LLP, 800 Boylston Street, Boston, Massachusetts 02199, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

[                    ], the independent registered public accounting firm is responsible for conducting the annual audit of the financial statements of the Funds. The selection of the independent registered public accounting firm is approved annually by the Trust’s Board of Trustees.

The audited financial statements of each of the Total Return Bond Fund, the Core Fixed Income Fund, the Emerging Markets Fixed Income Fund, the Low Duration Bond Fund, the Floating Rate Fund, the Flexible Income Fund, the Low Duration Emerging Markets Fixed Income Fund, the Long Duration Total Return Bond Fund, the Multi-Asset Growth Fund, the Global Bond Fund, the Strategic Commodity Fund, and the Shiller Enhanced CAPE® within each Fund’s report to shareholders for the fiscal period ended March 31, 2016, the notes thereto, and the reports of [                    ] thereon, are incorporated herein by reference from the Trust’s annual report to shareholders, which was filed with the SEC on Form N-CSR on [                    ] (Accession Number: [                    ]).

DISCLAIMERS

Shiller Barclays CAPE® US Sector TR USD Index Disclaimers

Barclays Capital Inc and its affiliates (“Barclays”) is not the issuer, sponsor or promoter of DoubleLine Shiller Enhanced CAPE® and Barclays has no responsibilities, obligations or duties to investors in DoubleLine Shiller Enhanced CAPE®. The Shiller Barclays CAPE® US Sector TR USD Index consists of the respective trademarks of Barclays Bank PLC and trademarks owned by or licensed to RSBB-I, LLC and Barclays Bank PLC and that are licensed for use by DoubleLine Funds Trust as the Issuer of DoubleLine Shiller Enhanced CAPE®. Barclays’ only relationship with the Issuer in respect of Shiller Barclays CAPE® US Sector TR USD Index is the licensing of these trademarks and the Shiller Barclays CAPE® US Sector TR USD Index which is determined, composed and calculated by Barclays without regard to the Issuer or DoubleLine Shiller Enhanced CAPE® or the owners of DoubleLine Shiller Enhanced CAPE®. Additionally, DoubleLine Capital LP may for DoubleLine Shiller Enhanced CAPE® execute transaction(s) with Barclays in or relating to the Shiller Barclays CAPE® US Sector TR USD Index in connection with which DoubleLine Shiller Enhanced CAPE® investors acquire DoubleLine Shiller Enhanced CAPE® from DoubleLine Funds Trust and investors neither acquire any interest in Shiller Barclays CAPE® US Sector TR USD Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in DoubleLine Shiller Enhanced CAPE®. DoubleLine Shiller Enhanced CAPE® is not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in DoubleLine Shiller Enhanced CAPE® or the advisability of investing in securities generally or the ability of the Shiller Barclays CAPE® US Sector TR USD Index to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the DoubleLine Shiller Enhanced CAPE® name or the Index with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the shares of DoubleLine Shiller Enhanced CAPE® to be issued. Barclays has no obligation to take the needs of the Issuer or the owners of DoubleLine Shiller Enhanced CAPE® or any other third party into consideration in determining, composing or calculating the Shiller Barclays CAPE® US Sector TR USD Index. Barclays has no obligation or liability in connection with administration, marketing or trading of DoubleLine Shiller Enhanced CAPE®.

The licensing agreement between DoubleLine Funds Trust and Barclays is solely for the benefit of DoubleLine Shiller Enhanced CAPE® and Barclays and not for the benefit of the owners of DoubleLine Shiller Enhanced CAPE®, investors or other third parties.

BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE USE OF THE DOUBLELINE SHILLER ENHANCED CAPE® NAME, OR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO DOUBLELINE SHILLER ENHANCED CAPE® NAME, THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE DOUBLELINE SHILLER ENHANCED CAPE®.

None of the information supplied by Barclays Bank PLC and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

THE SHILLER BARCLAYS CAPE® US INDEX FAMILY HAS BEEN DEVELOPED IN PART BY RSBB-I, LLC, THE RESEARCH PRINCIPAL OF WHICH IS ROBERT J. SHILLER. RSBB-I, LLC IS NOT AN INVESTMENT ADVISER AND DOES NOT GUARANTEE THE ACCURACY AND COMPLETENESS OF THE SHILLER BARCLAYS CAPE® US INDEX FAMILY OR ANY DATA OR METHODOLOGY EITHER INCLUDED THEREIN OR UPON WHICH IT IS BASED. RSBB-I, LLC SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN AND MAKES NO WARRANTIES EXPRESSED OR IMPLIED, AS TO THE PERFORMANCE OR RESULTS EXPERIENCED BY ANY PARTY FROM THE USE OF ANY INFORMATION INCLUDED THEREIN OR UPON WHICH IT IS BASED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT THERETO, AND SHALL NOT BE LIABLE FOR ANY CLAIMS OR LOSSES OF ANY NATURE IN CONNECTION WITH THE USE OF SUCH INFORMATION, INCLUDING BUT NOT LIMITED TO, LOST PROFITS OR PUNITIVE OR CONSEQUENTIAL DAMAGES EVEN IF RSBB-I, LLC IS ADVISED OF THE POSSIBILITY OF SAME.

Morgan Stanley BFMCISM Disclaimers

NOTHING IN THE FOLLOWING DISCLAIMER IS INTENDED TO MODIFY THE OBLIGATIONS OF ANY MORGAN STANLEY AFFILIATE, INCLUDING WITHOUT LIMITATION, MORGAN STANLEY SMITH BARNEY LLC (“MSSB”), UNDER ANY APPLICABLE AGREEMENT BETWEEN ANY SUCH AFFILIATE AND ITS RESPECTIVE CLIENTS WHO PURCHASE FUND SHARES THROUGH SUCH AFFILIATE.

THE DOUBLELINE STRATEGIC COMMODITY FUND (THE “FUND”) IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL GROUP INC. (“MORGAN STANLEY”). NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS (WHICH FOR PURPOSES OF THIS DISCLAIMER INCLUDES WITHOUT LIMITATION ICE DATA, LLP, CHICAGO MERCANTILE EXCHANGE INC., AND THE LONDON METAL EXCHANGE) OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, REGARDING THE ADVISABILITY OF INVESTING IN THIS FUND OR THE ABILITY OF THE MORGAN STANLEY BFMCISM (THE “INDEX”) TO TRACK MARKET PERFORMANCE. THE INDEX IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY. MORGAN STANLEY AND THE INDEX ARE SERVICE MARKS OF MORGAN STANLEY AND/OR A MORGAN STANLEY AFFILIATE AND HAVE BEEN LICENSED TO DOUBLELINE COMMODITY LP FOR USE FOR CERTAIN PURPOSES BY DOUBLELINE COMMODITY LP (“LICENSEE”). MORGAN STANLEY HAS NO OBLIGATION TO TAKE THE NEEDS OF THE LICENSEE, ISSUER OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX IS RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND OR ITS ASSETS OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THIS FUND IS REDEEMABLE. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX HAS OR WILL HAVE ANY OBLIGATION OR LIABILITY TO OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THIS FUND.

ALTHOUGH MORGAN STANLEY OR ITS AGENTS OR SERVICE PROVIDERS SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF OR INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN

CONNECTION WITH THE INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND DO HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY AGENT OF MORGAN STANLEY OR ANY MORGAN STANLEY AFFILIATE (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NO PURCHASER, SELLER OR HOLDER OF THIS SECURITY, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MORGAN STANLEY TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THIS PRODUCT WITHOUT FIRST CONTACTING MORGAN STANLEY TO DETERMINE WHETHER MORGAN STANLEY’S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MORGAN STANLEY WITHOUT THE PRIOR WRITTEN PERMISSION OF MORGAN STANLEY.

APPENDIX A

DESCRIPTION OF S&P AND MOODY’S RATINGS

S&P

AAA – An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

* The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

APPENDIX B

Proxy Voting Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•	For trustee nominees in uncontested elections
•	For management nominees in contested elections
•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the fees for non-audit services exceed 51% of total fees
•	For changing the company name
•	For approving other business
•	For adjourning the meeting
•	For technical amendments to the charter and/or bylaws
•	For approving financial statements

Capital Structure

•	For increasing authorized common stock
•	For decreasing authorized common stock
•	For amending authorized common stock
•	For the issuance of common stock, except against if the issued common stock has superior voting rights
•	For approving the issuance or exercise of stock warrants
•	For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
•	For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
•	For decreasing authorized preferred stock
•	For canceling a class or series of preferred stock
•	For amending preferred stock
•	For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders
•	For eliminating preemptive rights
•	For creating or restoring preemptive rights
•	Against authorizing dual or multiple classes of common stock
•	For eliminating authorized dual or multiple classes of common stock
•	For amending authorized dual or multiple classes of common stock
•	For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights
•	For a stock repurchase program
•	For a stock split
•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•	For merging with or acquiring another company
•	For recapitalization
•	For restructuring the company
•	For bankruptcy restructurings
•	For liquidations
•	For reincorporating in a different state
•	For spinning off certain company operations or divisions
•	For the sale of assets

•	Against eliminating cumulative voting
•	For adopting cumulative voting

Board of Trustees

•	For limiting the liability of trustees
•	For setting the board size
•	For allowing the trustees to fill vacancies on the board without shareholder approval
•	Against giving the board the authority to set the size of the board as needed without shareholder approval
•	For a proposal regarding the removal of trustees, except against if the proposal limits the removal of trustees to cases where there is legal cause
•	For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights
•	For non-technical amendments to the company’s bylaws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

•	Against a classified board
•	Against amending a classified board
•	For repealing a classified board
•	Against ratifying or adopting a shareholder rights plan (poison pill)
•	Against redeeming a shareholder rights plan (poison pill)
•	Against eliminating shareholders’ right to call a special meeting
•	Against limiting shareholders’ right to call a special meeting
•	For restoring shareholders’ right to call a special meeting
•	Against eliminating shareholders’ right to act by written consent
•	Against limiting shareholders’ right to act by written consent
•	For restoring shareholders’ right to act by written consent
•	Against establishing a supermajority vote provision to approve a merger or other business combination
•	For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction
•	For eliminating a supermajority vote provision to approve a merger or other business combination
•	Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•	Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•	For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•	Against expanding or clarifying the authority of the board of trustees to consider factors other than the interests of shareholders in assessing a takeover bid
•	Against establishing a fair price provision
•	Against amending a fair price provision
•	For repealing a fair price provision
•	For limiting the payment of greenmail
•	Against adopting advance notice requirements
•	For opting out of a state takeover statutory provision
•	Against opt into a state takeover statutory provision

Compensation

•	For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock
•	For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock
•	For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock
•	For limiting per-employee option awards
•	For extending the term of a stock incentive plan for employees
•	Case-by-case on assuming stock incentive plans

•	For adopting a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity
•	For amending a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity
•	For adding shares to a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
•	For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value
•	For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 85% of the stock’s fair market value
•	For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value
•	For adopting a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
•	For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements
•	For adding shares to a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
•	For adopting a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
•	For amending a stock award plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.
•	For adding shares to a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
•	For approving an annual bonus plan
•	For adopting a savings plan
•	For granting a one-time stock option or stock award, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity
•	For adopting a deferred compensation plan
•	For approving a long-term bonus plan
•	For approving an employment agreement or contract
•	For amending a deferred compensation plan
•	For amending an annual bonus plan
•	For reapproving a stock option plan or bonus plan for purposes of OBRA
•	For amending a long-term bonus plan

Shareholder Proposals

•	For requiring shareholder ratification of auditors
•	Against requiring the auditors to attend the annual meeting
•	Against limiting consulting by auditors
•	Against requiring the rotation of auditors
•	Against restoring preemptive rights
•	For asking the company to study sales, spin-offs, or other strategic alternatives
•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots
•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations
•	Against eliminating the company’s discretion to vote unmarked proxy ballots.
•	For providing equal access to the proxy materials for shareholders
•	Against requiring a majority vote to elect trustees
•	Against requiring the improvement of annual meeting reports

•	Against changing the annual meeting location
•	Against changing the annual meeting date
•	Against asking the board to include more women and minorities as trustees.
•	Against seeking to increase board independence
•	Against limiting the period of time a trustee can serve by establishing a retirement or tenure policy
•	Against requiring minimum stock ownership by trustees
•	Against providing for union or employee representatives on the board of trustees
•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan
•	For creating a nominating committee of the board
•	Against urging the creation of a shareholder committee
•	Against asking that the chairman of the board of trustees be chosen from among the ranks of the non-employee trustees
•	Against asking that a lead trustee be chosen from among the ranks of the non-employee trustees
•	For adopting cumulative voting
•	Against requiring trustees to place a statement of candidacy in the proxy statement
•	Against requiring the nomination of two trustee candidates for each open board seat
•	Against making trustees liable for acts or omissions that constitute a breach of fiduciary care resulting from a trustee’s gross negligence and/or reckless or willful neglect
•	For repealing a classified board
•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan
•	Against repealing fair price provisions
•	For restoring shareholders’ right to call a special meeting
•	For restoring shareholders’ right to act by written consent
•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made
•	For seeking to force the company to opt out of a state takeover statutory provision
•	Against reincorporating the company in another state
•	For limiting greenmail payments
•	Against advisory vote on compensation
•	Against restricting executive compensation
•	For enhance the disclosure of executive compensation
•	Against restricting trustee compensation
•	Against capping executive pay
•	Against calling for trustees to be paid with company stock
•	Against calling for shareholder votes on executive pay
•	Against calling for the termination of trustee retirement plans
•	Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria
•	Against seeking shareholder approval to reprice or replace underwater stock options
•	For banning or calling for a shareholder vote on future golden parachutes
•	Against seeking to award performance-based stock options
•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement
•	Against requesting that future executive compensation be determined without regard to any pension fund income
•	Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)
•	Against requiring option shares to be held
•	For creating a compensation committee
•	Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues
•	For increasing the independence of the compensation committee
•	For increasing the independence of the audit committee
•	For increasing the independence of key committees

Social Issue Proposals

•	Against asking the company to develop or report on human rights policies
•	Against asking the company to limit or end operations in Burma
•	For asking management to review operations in Burma
•	For asking management to certify that company operations are free of forced labor
•	Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.
•	Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts
•	Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets
•	Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems
•	Against asking management to report on the company’s foreign military sales or foreign offset activities
•	Against asking management to limit or end nuclear weapons production
•	Against asking management to review nuclear weapons production
•	Against asking the company to establish shareholder-designated contribution programs
•	Against asking the company to limit or end charitable giving
•	For asking the company to increase disclosure of political spending and activities
•	Against asking the company to limit or end political spending
•	For requesting disclosure of company executives’ prior government service
•	Against requesting affirmation of political nonpartisanship
•	For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting
•	Against severing links with the tobacco industry
•	Against asking the company to review or reduce tobacco harm to health
•	For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting
•	For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report
•	Against asking the company to take action on embryo or fetal destruction
•	For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting
•	For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.
•	Against asking management to endorse the Ceres principles
•	For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels
•	For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum
•	For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases
•	For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products
•	Against asking the company to preserve natural habitat
•	Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings
•	Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions
•	For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting
•	Against asking the company to establish committees to consider issues related to facilities closure and relocation of work

•	For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports
•	Against asking management to drop sexual orientation from EEO policy
•	Against asking management to adopt a sexual orientation non-discrimination policy
•	For asking management to report on or review Mexican operations
•	Against asking management to adopt standards for Mexican operations
•	Against asking management to review or implement the MacBride principles
•	Against asking the company to encourage its contractors and franchisees to implement the MacBride principles
•	For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report
•	Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions
•	For requesting reports on sustainability, except against if the company has already issued a report in GRI format

DOUBLELINE FUNDS TRUST

PART C

OTHER INFORMATION

Item 28. Exhibits

(a) Declaration of Trust.

1.	Certificate of Trust as filed with the State of Delaware on January 11, 2010.[1]

2.	Second Amended and Restated Declaration of Trust.[2]

(b) Bylaws of Registrant.3

(c) None.

(d) Investment Advisory Contracts

1.	Investment Advisory and Management Agreement between Registrant and DoubleLine Capital LP, dated March 25, 2010.[4]

(A)	Schedules A and B to Investment Advisory and Management Agreement between Registrant and DoubleLine Capital LP relating to DoubleLine Multi-Asset Growth Fund.[5]

(B)	Schedules A and B to Investment Advisory and Management Agreement between Registrant and DoubleLine Capital LP relating to DoubleLine Low Duration Bond Fund.[6]

(C)	Schedules A and B to Investment Advisory and Management Agreement between Registrant and DoubleLine Capital LP relating to DoubleLine Floating Rate Fund.[7]

(D)	Schedules A and B to Investment Advisory and Management Agreement between Registrant and DoubleLine Capital LP relating to DoubleLine Shiller Enhanced CAPE®.[9]

(E)	Schedules A and B to Investment Advisory and Management Agreement between Registrant and DoubleLine Capital LP relating to DoubleLine Flexible Income Fund and DoubleLine Low Duration Emerging Markets Fixed Income Fund.[10]

(F)	Schedules A and B to Investment Advisory and Management Agreement between Registrant and DoubleLine Capital LP relating to DoubleLine Selective Credit Fund.[11]

(G)	Schedules A and B to Investment Advisory and Management Agreement between Registrant and DoubleLine Capital LP relating to DoubleLine Long Duration Total Return Bond Fund.[13]

2.	Investment Management Agreement between Registrant and DoubleLine Commodity LP, dated May 14, 2015.[14]

3.	Investment Management Agreement between DoubleLine Strategic Commodity Ltd. and DoubleLine Commodity LP, dated May 14, 2015.[14]

4.	Investment Management Agreement between Registrant and DoubleLine Capital LP, dated November 20, 2015.[17]

(A)	Form of Schedules A and B to Investment Management Agreement between Registrant and DoubleLine Capital LP relating to DoubleLine Infrastructure Income Fund.[17]

(e) Distribution Agreements

1.	Distribution Agreement between Registrant and Quasar Distributors, LLC, dated March 25, 2010.[4]

(A)	First Amendment to Distribution Agreement dated August 25, 2010.[5]

(B)	Second Amendment to Distribution Agreement dated August 25, 2011.[6]

(C)	Third Amendment to Distribution Agreement dated November 16, 2012.[7]

(D)	Fourth Amendment to Distribution Agreement dated August 21, 2013.[9]

(E)	Fifth Amendment to Distribution Agreement dated February 26, 2014.[10]

(F)	Sixth Amendment to Distribution Agreement dated November 20, 2014.[13]

(G)	Seventh Amendment to Distribution Agreement dated November 19, 2015.[16]

(H)	Eighth Amendment to Distribution Agreement dated February 25, 2016.[17]

2.	Distribution Agreement between Registrant, in respect of DoubleLine Strategic Commodity Fund, and Quasar Distributors, LLC dated April 27, 2015.[15]

(f) Not Applicable.

(g) Amended and Restated Custody Agreement between Registrant and U.S. Bank National Association, dated January 29, 2013.9

1.	First Amendment to the Amended and Restated Custody Agreement dated August 21, 2013.[9]

2.	Second Amendment to the Amended and Restated Custody Agreement dated November 20, 2013.[10]

3.	Third Amendment to the Amended and Restated Custody Agreement dated February 26, 2014.[10]

4.	Fourth Amendment to the Amended and Restated Custody Agreement dated May 22, 2014.[11]

5.	Fifth Amendment to the Amended and Restated Custody Agreement dated November 20, 2014.[13]

6.	Sixth Amendment to the Amended and Restated Custody Agreement dated January 1, 2015. [14]

7.	Seventh Amendment to the Amended and Restated Custody Agreement dated April 27, 2015.[15]

8.	Eighth Amendment to the Amended and Restated Custody Agreement dated November 19, 2015.[16]

9.	Ninth Amendment to the Amended and Restated Custody Agreement dated February 25, 2016.[17]

(h) Other Material Contracts.

1.	Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC, dated March 25, 2010.[4]

(A)	First Amendment to Transfer Agent Servicing Agreement dated August 25, 2010.[5]

(B)	Second Amendment to Transfer Agent Servicing Agreement dated August 25, 2011.[6]

(C)	Fifth Amendment to Transfer Agent Servicing Agreement dated January 15, 2013.[8]

(D)	Third Amendment to the Transfer Agency Servicing Agreement, dated November 14, 2011.[9]

(E)	Fourth Amendment to the Transfer Agency Servicing Agreement, dated November 16, 2012.[9]

(F)	Sixth Amendment to the Transfer Agency Servicing Agreement, dated February 27, 2013.[9]

(G)	Seventh Amendment to Transfer Agent Servicing Agreement dated August 21, 2013.[9]

(H)	Eighth Amendment to Transfer Agent Servicing Agreement dated November 20, 2013.[10]

(I)	Ninth Amendment to Transfer Agent Servicing Agreement dated February 26, 2014.[10]

(J)	Tenth Amendment to Transfer Agent Servicing Agreement dated May 22, 2014.[11]

(K)	Eleventh Amendment to Transfer Agent Servicing Agreement dated November 20, 2014.[13]

(L)	Twelfth Amendment to Transfer Agent Servicing Agreement dated January 1, 2015. [14]

(M)	Thirteenth Amendment to Transfer Agent Servicing Agreement dated April 27, 2015.[15]

(N)	Fourteenth Amendment to Transfer Agent Servicing Agreement dated June 16, 2015.[15]

(O)	Fifteenth Amendment to Transfer Agent Servicing Agreement dated November 19, 2015.[16]

(P)	Sixteenth Amendment to Transfer Agent Servicing Agreement dated February 25, 2016.[17]

2.	Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC, dated March 25, 2010.[4]

(A)	First Amendment to Fund Accounting Servicing Agreement dated August 25, 2010.[5]

(B)	Second Amendment to Fund Accounting Servicing Agreement dated August 25, 2011.[6]

(C)	Third Amendment to Fund Accounting Servicing Agreement dated November 16, 2012.[7]

(D)	Fourth Amendment to the Fund Accounting Servicing Agreement, dated February 27, 2013.[9]

(E)	Fifth Amendment to Fund Accounting Servicing Agreement dated August 21, 2013.[9]

(F)	Sixth Amendment to Fund Accounting Servicing Agreement dated November 20, 2013.[10]

(G)	Seventh Amendment to Fund Accounting Servicing Agreement dated February 26, 2014.[10]

(H)	Eighth Amendment to Fund Accounting Servicing Agreement dated May 22, 2014.[11]

(I)	Ninth Amendment to Fund Accounting Servicing Agreement dated November 20, 2014.[13]

(J)	Tenth Amendment to Fund Accounting Servicing Agreement dated January 1, 2015. [14]

(K)	Eleventh Amendment to Fund Accounting Servicing Agreement dated April 27, 2015.[15]

(L)	Twelfth Amendment to Fund Accounting Servicing Agreement dated November 19, 2015.[16]

(M)	Thirteenth Amendment to Fund Accounting Servicing Agreement dated February 25, 2016.[17]

3.	Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC, dated March 25, 2010.[4]

(A)	First Amendment to Fund Administration Servicing Agreement dated August 25, 2010.[5]

(B)	Second Amendment to Fund Administration Servicing Agreement dated August 25, 2011.[6]

(C)	Fourth Amendment to Fund Administration Servicing Agreement dated November 16, 2012.[7]

(D)	Third Amendment to the Fund Administration Servicing Agreement, dated December 9, 2011.[9]

(E)	Fifth Amendment to the Fund Administration Servicing Agreement, dated February 27, 2013.[9]

(F)	Sixth Amendment to Fund Administration Servicing Agreement dated August 21, 2013.[9]

(G)	Seventh Amendment to Fund Administration Servicing Agreement dated November 20, 2013.[10]

(H)	Eighth Amendment to Fund Administration Servicing Agreement dated February 26, 2014.[10]

(I)	Ninth Amendment to Fund Administration Servicing Agreement dated May 22, 2014.[11]

(J)	Tenth Amendment to Fund Administration Servicing Agreement dated November 20, 2014.[13]

(K)	Eleventh Amendment to Fund Administration Servicing Agreement dated January 1, 2015.[14]

(L)	Twelfth Amendment to Fund Administration Servicing Agreement dated April 27, 2015.[15]

(M)	Thirteenth Amendment to Fund Administration Servicing Agreement dated November 19, 2015. [16]

(N)	Fourteenth Amendment to Fund Administration Servicing Agreement dated February 25, 2016.[17]

4.	Expense Limitation Agreement.

(A)	Expense Limitation Agreement between DoubleLine Capital LP and Registrant, dated March 25, 2010.[4]

(B)	Expense Limitation Agreement between DoubleLine Capital LP and Registrant relating to DoubleLine Multi-Asset Growth Fund.[5]

(C)	Expense Limitation Agreement between DoubleLine Capital LP and Registrant relating to DoubleLine Low Duration Bond Fund.[6]

(D)	Expense Limitation Agreement between DoubleLine Capital LP and Registrant relating to DoubleLine Floating Rate Fund.[7]

(E)	Expense Limitation Agreement between DoubleLine Capital LP and Registrant relating to DoubleLine Shiller Enhanced CAPE®.[9]

(F)	Expense Limitation Agreement between DoubleLine Capital LP and Registrant relating to DoubleLine Flexible Income Fund and DoubleLine Low Duration Emerging Markets Fixed Income Fund.[10]

(G)	Expense Limitation Agreement between DoubleLine Capital LP and Registrant relating to DoubleLine Selective Credit Fund.[11]

(H)	Expense Limitation Agreement between DoubleLine Capital LP and Registrant relating to DoubleLine Long Duration Total Return Bond Fund.[13]

(I)	Expense Limitation Agreement between DoubleLine Commodity LP and Registrant relating to DoubleLine Strategic Commodity Fund.[14]

(J)	Expense Limitation Agreement between DoubleLine Capital LP and Registrant relating to DoubleLine Global Bond Fund.[16]

(K)	Form of Expense Limitation Agreement between DoubleLine Capital LP and Registrant relating to DoubleLine Infrastructure Income Fund.[17]

5.	Powers of Attorney.[8]

(i) Opinion and Consent of Counsel.

1.	Opinion and Consent of Counsel with respect to the legality of the shares being issued.[2]

2.	Legal Opinion relating to DoubleLine Multi-Asset Growth Fund.[5]

3.	Legal Opinion relating to DoubleLine Low Duration Bond Fund.[6]

4.	Legal Opinion relating to DoubleLine Floating Rate Fund.[7]

5.	Legal Opinion relating to DoubleLine Shiller Enhanced CAPE®.[9]

6.	Legal Opinion relating to DoubleLine Flexible Income Fund and DoubleLine Low Duration Emerging Markets Fixed Income Fund.[10]

7.	Legal Opinion relating to DoubleLine Long Duration Total Return Bond Fund.[13]

8.	Legal Opinion relating to DoubleLine Strategic Commodity Fund.[14]

9.	Legal Opinion relating to DoubleLine Global Bond Fund.[16]

10.	Legal Opinion relating to DoubleLine Infrastructure Income Fund.[17]

(j) Not Applicable.

(k) Not Applicable.

(l) Initial Capital Agreement of DoubleLine Capital LP, dated March 22, 2010.4

(m) Registrant’s Amended and Restated Distribution Plan.9

(n) Registrant’s Amended and Restated Multi-Class Plan.9

(o) RESERVED.

(p) Code of Ethics.

1.	Joint Code of Ethics.[16]

2.	Code of Ethics for Access Persons of Quasar Distributors, LLC.[12]

[1]	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on January 12, 2010.
[2]	Incorporated herein by reference to Pre-Effective Amendment no. 3 to Registrant’s Registration Statement on Form N-1A filed on April 1, 2010.
[3]	Incorporated herein by reference to Pre-Effective Amendment no. 1 to Registrant’s Registration Statement on Form N-1A filed on March 5, 2010.
[4]	Incorporated herein by reference to Pre-Effective Amendment no. 2 to Registrant’s Registration Statement on Form N-1A filed on March 30, 2010.
[5]	Incorporated herein by reference to Post-Effective (“PEA”) Amendment no. 2 to Registrant’s Registration Statement on Form N-1A filed on September 29, 2010.

[6]	Incorporated herein by reference to PEA no. 11 to Registrant’s Registration Statement on Form N-1A filed on September 27, 2011.
[7]	Incorporated herein by reference to PEA no. 16 to Registrant’s Registration Statement on Form N-1A filed on January 25, 2013.
[8]	Incorporated herein by reference to PEA no. 18 to Registrant’s Registration Statement on Form N-1A filed on July 25, 2013.
[9]	Incorporated herein by reference to PEA no. 21 to Registrant’s Registration Statement on Form N-1A filed on October 29, 2013.
[10]	Incorporated herein by reference to PEA no. 24 to Registrant’s Registration Statement on Form N-1A filed on April 4, 2014.
[11]	Incorporated herein by reference to Amendment no. 29 under the Investment Company Act of 1940, as amended (the “1940 Act”) to Registrant’s Registration Statement on Form N-1A filed on June 3, 2014.
[12]	Incorporated herein by reference to PEA no. 26 to Registrant’s Registration Statement on Form N-1A filed on June 30, 2014.
[13]	Incorporated herein by reference to PEA no. 29 to Registrant’s Registration Statement on Form N-1A filed on November 28, 2014.
[14]	Incorporated herein by reference to PEA no. 34 to Registrant’s Registration Statement on Form N-1A filed on May 14, 2015.
[15]	Incorporated herein by reference to PEA no. 36 to Registrant’s Registration Statement on Form N-1A filed on July 29, 2015.
[16]	Incorporated herein by reference to PEA no. 39 to Registrant’s Registration Statement on Form N-1A filed on November 24, 2015.
[17]	Incorporated herein by reference to PEA no. 43 to Registrant’s Registration Statement on Form N-1A filed on March 30, 2016.

Item 29. Persons Controlled by or Under Common Control with Registrant.

No person is controlled by or under common control with the Registrant.

Item 30. Indemnification.

The following description is qualified in its entirety by reference to the Trust’s Second Amended and Restated Declaration of Trust (the “Declaration of Trust”), filed as Exhibit (a)(2), and incorporated herein by reference, to the Trust’s Registration Statement on Form N-1A filed on April 1, 2010. The Declaration of Trust provides that to the fullest extent permitted by law any person who is a trustee or an officer of the Trust or is or was serving at the request of the Trust as a trustee, director or officer of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (a “Covered Person”) shall be indemnified by the Trust, provided, however, that such indemnification shall not extend to actions by a Covered Person arising from bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office or with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust.

The Declaration of Trust provides that the Trust shall indemnify each Covered Person against all liabilities and against all expenses reasonably incurred by them in connection with the defense or disposition of any action, suit or other proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid. Such indemnity shall apply to all actions, suits or other proceedings (civil or criminal, before any court or administrative body), actual or threatened while in office or thereafter and shall include without limitation amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person. As to any matter disposed of prior to adjudication in a decision on the merits by a court or any other body, indemnification shall be provided only if (i) approved, by a majority of disinterested Independent Trustees, as in the best interests of the Trust, upon a determination that such Covered Person acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or (ii) there has been obtained an opinion in writing of independent legal counsel to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust. Notwithstanding the foregoing, recovery from the Covered Person of any amount paid to such Covered Person as indemnification shall not be prevented if the Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or to have been liable to the Trust or its shareholders by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

The rights of indemnification shall not be exclusive of or affect any other rights to which any Covered Person may be entitled and shall not affect shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of the 1940 Act or other applicable law. The term Covered Person shall include such person’s heirs, executors and administrators. Any repeal or modification to these rights under the Declaration of Trust shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in a successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Funds may, from time to time, enter into contracts or other arrangements pursuant to which a Trustee, officer, underwriter, affiliated person of a Fund or other person may be insured or indemnified against any liability incurred in such person’s official capacity. Any such obligations could be material to the Funds.

Item 31. Business and Other Connections of Investment Adviser.

The Registrant’s investment advisers are DoubleLine Capital LP and DoubleLine Commodity LP (each, an “Adviser” and collectively, the “Advisers”). DoubleLine Capital LP and DoubleLine Commodity LP are each Delaware limited partnerships. The list required by this Item 31 of officers and trustees of the Advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Advisers and such officers and trustees during the past two years, is incorporated by reference to each Adviser’s Form ADV filed pursuant to the Advisers Act (SEC File No. 801-70942 for DoubleLine Capital LP and SEC File No. 801-88173 for DoubleLine Commodity LP).

Item 32. Principal Underwriters.

(a) Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Jacob Funds, Inc.
Advisors Series Trust	Jensen Portfolio, Inc.
Aegis Funds	Kirr Marbach Partners Funds, Inc.
Allied Asset Advisors Funds	LKCM Funds
Alpha Architect ETF Trust	LoCorr Investment Trust
Alpine Equity Trust	Lord Asset Management Trust
Alpine Income Trust	MainGate Trust
Alpine Series Trust	Managed Portfolio Series
Angel Oak Funds Trust	Matrix Advisors Value Fund, Inc.
Appleton Funds	Merger Fund

Barrett Opportunity Fund, Inc.	Monetta Trust
Bridge Builder Trust	Nicholas Family of Funds, Inc.
Bridges Investment Fund, Inc.	Oaktree Funds
Brookfield Investment Funds	Permanent Portfolio Family of Funds, Inc.
Brown Advisory Funds	Perritt Funds, Inc.
Buffalo Funds	PRIMECAP Odyssey Funds
CG Funds Trust	Professionally Managed Portfolios
Compass EMP Funds Trust	Prospector Funds, Inc.
DoubleLine Funds Trust	Provident Mutual Funds, Inc.
ETF Series Solutions	Purisima Funds
Evermore Funds Trust	Rainier Investment Management Mutual Funds
FactorShares Trust	RBC Funds Trust
First American Funds, Inc.	Stone Ridge Trust
FundX Investment Trust	Stone Ridge Trust II
Glenmede Fund, Inc.	Stone Ridge Trust III
Glenmede Portfolios	Thompson IM Funds, Inc.
Greenspring Fund, Inc.	Trust for Professional Managers
Guinness Atkinson Funds	Trust for Advised Portfolios
Harding Loevner Funds, Inc.	USA Mutuals
Hennessy Funds Trust	Wall Street Fund, Inc.
Hotchkis & Wiley Funds	Westchester Capital Funds
Intrepid Capital Management Funds Trust	Wisconsin Capital Funds, Inc.
IronBridge Funds, Inc.	YCG Funds

(b) To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joe D. Redwine(1)	Board Member	None
Robert Kern(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Joseph Bree(1)	Chief Financial Officer, Board Member	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
Brett Scribner(3)	Assistant Treasurer	None

(1)	This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
(2)	This individual is located at 10 West Market Street, Indianapolis, Indiana, 46204.
(3)	This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c) Not applicable.

Item 33. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at:

DoubleLine Funds Trust 333 South Grand Avenue, Suite 1800 Los Angeles, CA 90071	U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202

DoubleLine Capital LP 333 South Grand Avenue, Suite 1800 Los Angeles, CA 90071	U.S. Bank National Association 1555 N. River Center Drive, Suite 302 Milwaukee, Wisconsin 53212

DoubleLine Commodity LP 333 South Grand Avenue, Suite 1800 Los Angeles, CA 90071	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202

Item 34. Management Services.

Not applicable.

Item 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 46 (the “Amendment”) to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles and the State of California on the 25th day of May, 2016.

DoubleLine Funds Trust

By:	/s/ Ronald R. Redell
Name:	Ronald R. Redell
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Capacity	Date

/s/ Ronald R. Redell	President	May 25, 2016
Ronald R. Redell

/s/ Susan Nichols	Treasurer and Principal Financial and Accounting Officer	May 25, 2016
Susan Nichols

/s/ Jeffrey E. Gundlach*	Trustee	May 25, 2016
Jeffrey E. Gundlach

/s/ Philip A. Barach*	Trustee	May 25, 2016
Philip A Barach

/s/ Joseph J. Ciprari*	Trustee	May 25, 2016
Joseph J. Ciprari

/s/ John C. Salter*	Trustee	May 25, 2016
John C. Salter

/s/ Raymond B. Woolson*	Trustee	May 25, 2016
Raymond B. Woolson

*By:	/s/ Louis C. Lucido
Louis C. Lucido
Attorney-in-Fact
	Date:	May 25, 2016